Exhibit 10.1

C L I F F O R D	CLIFFORD CHANCE LLP

C H A N C E

Execution version

AMENDMENT AGREEMENT

DATED 30 SEPTEMBER 2015

FOR

WABCO HOLDINGS INC.

THE COMPANY

ARRANGED BY

CITIGROUP GLOBAL MARKETS LIMITED

AND

ING BELGIUM SA/NV

ACTING AS BOOKRUNNERS AND MANDATED LEAD ARRANGERS

AND

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

BNP PARIBAS FORTIS SA/NV

CREDIT LYONNAIS

THE ROYAL BANK OF SCOTLAND PLC

AND

UNICREDIT BANK AG

ACTING AS MANDATED LEAD ARRANGERS

WITH

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

AS RESIGNING AGENT

AND AS RESIGNING EURO SWINGLINE AGENT

BANK OF AMERICA, N.A.

AS RESIGNING DOLLAR SWINGLINE AGENT

AND AS RESIGNING ISSUING BANK

CITIBANK N.A.

AS NEW DOLLAR SWINGLINE AGENT

CITIBANK INTERNATIONAL LIMITED

AS NEW AGENT

AND AS NEW EURO SWINGLINE AGENT

AND

CITIBANK, N.A., LONDON BRANCH

AS NEW ISSUING BANK

RELATING TO A FACILITY AGREEMENT

DATED 8 JULY 2011 AS AMENDED PURSUANT TO

AN AMENDMENT AGREEMENT DATED 23 AUGUST

2013

- i -

THIS AGREEMENT is dated 30 September 2015 and made between:

(1)	WABCO HOLDINGS INC. (the “Company”);

(2)	THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 (The Parties) as borrowers (together with the Company, the “Borrowers”);

(3)	THE COMPANY as guarantor (the “Guarantor”);

(4)	CITIGROUP GLOBAL MARKETS LIMITED and ING BELGIUM SA/NV as bookrunners and mandated lead arrangers and BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BNP PARIBAS FORTIS SA/NV, CREDIT LYONNAIS, THE ROYAL BANK OF SCOTLAND PLC and UNICREDIT BANK AG as mandated lead arrangers (whether acting individually or together the “Arranger”);

(5)	CITIGROUP GLOBAL MARKETS LIMITED as coordinator (the “Coordinator”);

(6)	BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED as resigning agent (the “Resigning Agent”), as resigning euro swingline agent (the “Resigning Euro Swingline Agent”);

(7)	BANK OF AMERICA N.A. as resigning dollar swingline agent (the “Resigning Dollar Swingline Agent”), as original dollar swingline lender (the “Original Dollar Swingline Lender”), as original euro swingline lender (the “Original Euro Swingline Lender”) and as resigning issuing bank (the “Resigning Issuing Bank”);

(8)	CITIBANK N.A. as new dollar swingline agent (the “New Dollar Swingline Agent”), as new dollar swingline lender (the “New Dollar Swingline Lender”) and as new euro swingline lender (the “New Euro Swingline Lender”);

(9)	CITIBANK INTERNATIONAL LIMITED as new agent (the “New Agent”) and as new euro swingline agent (the “New Euro Swingline Agent”);

(10)	CITIBANK, N.A., LONDON BRANCH as new issuing bank (the “New Issuing Bank”);

(11)	THE FINANCIAL INSTITUTION listed in Part II of Schedule 1 (The Parties) as discharged lender (the “Discharged Lender”);

(12)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Parties) as continuing lenders (the “Continuing Lenders”); and

(13)	THE FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 (The Parties) as the designated entities (the “Designated Entities”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended and restated by this Agreement.

“Effective Date” means the date on which each of the New Agent and the Resigning Agent confirms to the Lenders and the Company that it has received each of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in a form and substance satisfactory to the New Agent and the Resigning Agent (as applicable).

“Fee Letter” means any letter or letters dated on or about the date of this Agreement between the New Agent or the New Issuing Bank and the Company setting out any of the fees referred to in Clause 7 (Fees, Costs and Expenses) or clause 7.2 (Fees payable in respect of Letters of Credit) of the Amended Facility Agreement.

“Guarantee Obligations” means the guarantee and indemnity obligations of a Guarantor contained in the Original Facility Agreement.

“Lenders” means each of the Discharged Lender, the Continuing Lenders and the Designated Entities.

“New Finance Documents” means this Agreement and each Fee Letter.

“New Swingline Agents” means the New Dollar Swingline Agent and the New Euro Swingline Agent.

“New Swingline Lenders” means the New Dollar Swingline Lender and the New Euro Swingline Lender.

“Original Facility Agreement” means the facility agreement dated 8 July 2011 between the Company, the Original Borrowers, the Resigning Agent, the Arranger, the Resigning Issuing Bank, the Resigning Swingline Agents, the Original Swingline Lenders and the other Lenders, as amended pursuant to an amendment agreement dated 23 August 2013.

“Original Swingline Lenders” means the Original Dollar Swingline Lender and the Original Euro Swingline Lender.

“Party” means a party to this Agreement.

“Representations” means the representations set out in clause 27 (Representations) of the Amended Facility Agreement.

“Resigning Swingline Agents” means the Resigning Dollar Swingline Agent and the Resigning Euro Swingline Agent.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Original Facility Agreement, each of the Company and the Resigning Agent designates each New Finance Document as a Finance Document.

2.	REPRESENTATIONS

The Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)	the date of this Agreement; and

(b)	the Effective Date,

and references to “this Agreement” in the Representations should be construed as references to this Agreement and to the Original Facility Agreement and on the Effective Date, to the Amended Facility Agreement.

3.	RESTATEMENT

3.1	Restatement of the Original Facility Agreement

With effect from the Effective Date the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 3 (Restated Agreement).

4.	EFFECTIVE DATE

(a)	The New Agent and the Resigning Agent shall notify the Lenders and the Company promptly upon satisfaction of the condition set out in the definition of Effective Date.

(b)	Other than to the extent that the Majority Lenders notify the New Agent and the Resigning Agent in writing to the contrary before the New Agent and the Resigning Agent give the notification described in paragraph (a) above, the Lenders authorise (but do not require) the New Agent and the Resigning Agent to give that notification. The New Agent and the Resigning Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

5.	RESIGNATIONS, APPOINTMENTS AND TRANSFERS

5.1	Agent

(a)	Each of the Company and the Finance Parties hereby agrees to waive the requirement in clause 34.11 (Resignation of the Agent) of the Original Facility Agreement for 30 days’ notice from the Resigning Agent to resign.

(b)	With effect from the Effective Date and pursuant to paragraph (b) of clause 34.11 (Resignation of the Agent) of the Original Facility Agreement:

(i)	the Resigning Agent resigns as Agent under and in connection with the Finance Documents; and

(ii)	the Majority Lenders (having consulted the Company) hereby appoint the New Agent in place of the Resigning Agent as successor Agent under and in connection with the Finance Documents.

(c)	The New Agent hereby:

(i)	acknowledges, agrees to and accepts its appointment as successor Agent for the Finance Parties under and in connection with the Finance Documents; and

(ii)	agrees to assume all obligations of the Resigning Agent in its capacity as Agent under the Finance Documents.

(d)	Each Party acknowledges that upon the appointment of the New Agent as successor Agent under the Finance Documents pursuant to paragraph (b) of this Clause 5.1:

(i)	the Resigning Agent will be fully discharged from any further liability or obligation as Agent under the Finance Documents;

(ii)	the Resigning Agent shall remain entitled to the benefit of clause 23.3 (Indemnity to the Agent) and clause 34 (Role of the Agent and the Arranger) of the Original Facility Agreement; and

(iii)	the New Agent and each of the parties to the Amended Facility Agreement shall have the same rights and obligations amongst themselves as they would have had if the New Agent had been an original party to the Original Facility Agreement as Agent provided that the New Agent shall not be responsible for, and shall have no liability in respect of, any action taken or not taken by the Resigning Agent in its capacity as Agent under the Finance Documents.

(e)	In accordance with paragraph (c) of clause 34.11 (Resignation of the Agent) of the Original Facility Agreement, the Resigning Agent shall, at its own cost, make available to the New Agent such documents and records and provide such assistance as the New Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(f)	The New Agent confirms to the Lenders and the Obligors that for the purpose of paragraph (b) of clause 37.1 (Payments to the Agent) of the Original Facility Agreement the account of the New Agent shall be notified to the Lenders and the Obligors (or the Company on behalf of itself and each other Obligor) from time to time.

5.2	Issuing Bank, Dollar Swingline Agent and Euro Swingline Agent

(a)	With effect from the Effective Date and with the consent of each Party:

(i)	the Resigning Issuing Bank:

(A)	resigns as the Issuing Bank under and in connection with the Finance Documents; and

(B)	is fully discharged from any further liability or obligation as Issuing Bank under the Finance Documents;

(ii)	the Resigning Dollar Swingline Agent:

(A)	resigns as Dollar Swingline Agent under and in connection with the Finance Documents; and

(B)	is fully discharged from any further liability or obligation as Dollar Swingline Agent under the Finance Documents; and

(iii)	the Resigning Euro Swingline Agent:

(A)	resigns as Euro Swingline Agent under and in connection with the Finance Documents; and

(B)	is fully discharged from any further liability or obligation as Euro Swingline Agent under the Finance Documents.

(b)	With effect from the Effective Date, each Party:

(i)	appoints the New Issuing Bank as the successor Issuing Bank under the Finance Documents and the New Issuing Bank:

(A)	acknowledges, agrees to and accepts its appointment as successor Issuing Bank under the Finance Documents; and

(B)	agrees to assume all obligations of the Resigning Issuing Bank in its capacity as Issuing Bank under the Finance Documents;

(ii)	appoints the New Dollar Swingline Agent as the successor Dollar Swingline Agent under the Finance Documents and the New Dollar Swingline Agent:

(A)	acknowledges, agrees to and accepts its appointment as successor Dollar Swingline Agent under the Finance Documents; and

(B)	agrees to assume all obligations of the Resigning Dollar Swingline Agent in its capacity as Dollar Swingline Agent under the Finance Documents;

(iii)	appoints the New Euro Swingline Agent as the successor Euro Swingline Agent under the Finance Documents and the New Euro Swingline Agent:

(A)	acknowledges, agrees to and accepts its appointment as successor Euro Swingline Agent under the Finance Documents; and

(B)	agrees to assume all obligations of the Resigning Euro Swingline Agent in its capacity as Euro Swingline Agent under the Finance Documents;

(iv)	acknowledges that upon the appointment of the New Issuing Bank as successor Issuing Bank under the Finance Documents pursuant to this paragraph (b), the New Issuing Bank and each of the parties to the Amended Facility Agreement shall have the same rights and obligations amongst themselves as they would have had if the New Issuing Bank had been an original party to the Original Facility Agreement as Issuing Bank provided that the New Issuing Bank shall not be responsible for, and shall have no liability in respect of, any action taken or not taken by the Resigning Issuing Bank in its capacity as Issuing Bank under the Finance Documents; and

(v)	acknowledges that upon the appointment of the New Swingline Agents as successor Swingline Agents under the Finance Documents pursuant to this paragraph (b), each New Swingline Agent and each of the parties to the Amended Facility Agreement shall have the same rights and obligations amongst themselves as they would have had if such New Swingline Agent had been an original party to the Original Facility Agreement as Swingline Agent provided that the New Swingline Agents shall not be responsible for, and shall have no liability in respect of, any action taken or not taken by the Resigning Swingline Agents in their capacity as Swingline Agents under the Finance Documents.

5.3	Original Swingline Lenders

(a)	On the Effective Date (whether or not a Default is continuing) each Original Swingline Lender shall transfer by novation all of its rights and obligations under the Finance Documents in respect of the Dollar Swingline Facility and the Euro Swingline Facility, so that:

(i)	each of the New Swingline Lender and the New Euro Swingline Lender become the Dollar Swingline Lender and Euro Swingline Lender (respectively) under the Amended Facility Agreement; and

(ii)	each of the Original Dollar Swingline Lender and the Original Euro Swingline Lender shall cease to be the Dollar Swingline Lender and Euro Swingline Lender (respectively).

(b)	The transfer by novation set out in paragraph (a) above shall take effect on the Effective Date so that in respect of the Dollar Swingline Facility and the Euro Swingline Facility:

(i)	each of the Obligors and each of the Original Swingline Lenders shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Swingline Discharged Rights and Obligations”);

(ii)	each of the Obligors and each of the New Swingline Lenders shall assume obligations towards one another and/or acquire rights against one another which differ from the Swingline Discharged Rights and Obligations only insofar as that Obligor and the relevant New Swingline Lender have assumed and/or acquired the same in place of that Obligor and the relevant Original Swingline Lender;

(iii)	the New Agent, the Arranger, the New Issuing Bank, the New Swingline Agents, each New Swingline Lender and the Continuing Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the relevant New Swingline Lender been the relevant Original Swingline Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the New Agent, the Arranger, the New Issuing Bank, the New Swingline Agents, the Continuing Lenders and the relevant Original Swingline Lender shall each be released from further obligations to each other under the Finance Documents;

(iv)	the New Dollar Swingline Lender shall become a Party as the “Dollar Swingline Lender”; and

(v)	the New Euro Swingline Lender shall become a Party as the “Euro Swingline Lender”.

(c)	Any amounts payable to the Original Swingline Lenders by the Obligors pursuant to any Finance Document on or before the Effective Date (including, without limitation, all interest, fees and commission payable on the Effective Date) in respect of any period ending on or prior to the Effective Date shall be for the account of the Original Swingline Lenders and neither of the New Swingline Lenders shall have any interest in, or any rights in respect of, any such amount.

(d)	Each New Swingline Lender confirms to each Original Swingline Lender and the other Finance Parties that it:

(i)	has received a copy of the Original Facility Agreement together with such other information as it has required in connection with this transaction;

(ii)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Amended Facility Agreement and has not relied exclusively on any information provided to it by any Original Swingline Lender in connection with any Finance Document; and

(iii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(e)	Unless expressly agreed to the contrary, the Original Swingline Lenders make no representation or warranty and assume no responsibility to the New Swingline Lenders for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document,

and any representations or warranties implied by law are excluded.

(f)	Nothing in any Finance Document obliges any Original Swingline Lender to:

(i)	accept a re-transfer from any New Swingline Lender of any of the rights and obligations transferred by novation under this Agreement; or

(ii)	in its capacity as an Original Swingline Lender, support any losses directly or indirectly incurred by a New Swingline Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

5.4	Discharged Lender

(a)	On the Effective Date (whether or not a Default is continuing) the Discharged Lender shall transfer by novation all or part of its Commitment, rights and obligations under the Finance Documents to a Continuing Lender, so that:

(i)	each Continuing Lender will remain a Lender under the Amended Facility Agreement but with an increased Commitment as set out in the relevant column opposite its name in Part III of Schedule 1 (The Parties); and

(ii)	the Discharged Lender’s Commitment shall be reduced to zero, and the Discharged Lender shall cease to be a Lender.

(b)	The transfer by novation set out in paragraph (a) above shall take effect on the Effective Date so that:

(i)	each of the Obligors and the Discharged Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Lender Discharged Rights and Obligations”);

(ii)	each of the Obligors and each Continuing Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Lender Discharged Rights and Obligations only insofar as that Obligor and the relevant Continuing Lender have assumed and/or acquired the same in place of that Obligor and the Discharged Lender; and

(iii)	the New Agent, the Arranger, the New Issuing Bank, the New Swingline Agents, the New Swingline Lenders and the Continuing Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the Continuing Lender been an Original Lender in respect of its increased Commitment with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the New Agent, the Arranger, the New Issuing Bank, the New Swingline Agents, the New Swingline Lenders and the Discharged Lender shall each be released from further obligations to each other under the Finance Documents.

(c)	Any amounts payable to the Discharged Lender by the Obligors pursuant to any Finance Document on or before the Effective Date (including, without limitation, all interest, fees and commission payable on the Effective Date) in respect of any period ending on or prior to the Effective Date shall be for the account of the Discharged Lender and none of the Continuing Lenders shall have any interest in, or any rights in respect of, any such amount.

(d)	Each Continuing Lender confirms to the Discharged Lender and the other Finance Parties that it:

(i)	has received a copy of the Original Facility Agreement together with such other information as it has required in connection with this transaction;

(ii)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Amended Facility Agreement and has not relied exclusively on any information provided to it by the Discharged Lender in connection with any Finance Document; and

(iii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(e)	Unless expressly agreed to the contrary, the Discharged Lender makes no representation or warranty and assume no responsibility to the Continuing Lenders for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document,

and any representations or warranties implied by law are excluded.

(f)	Nothing in any Finance Document obliges the Discharged Lender to:

(i)	accept a re-transfer from any Continuing Lender of any of the rights and obligations transferred by novation under this Agreement; or

(ii)	support any losses directly or indirectly incurred by a Continuing Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

5.5	Administrative details

(a)	Each of the New Agent, the New Issuing Bank and the New Swingline Agents confirms that its address, fax number, email address and attention details for the purposes of clause 39 (Notices) of the Amended Facility Agreement are those identified with its name below.

(b)	Each New Swingline Lender and each Continuing Lender confirms that its address, fax number, email address and attention details for the purposes of clause 39 (Notices) of the Amended Facility Agreement are those notified to the New Agent on or prior to the Effective Date.

5.6	Consents and waivers

(a)	Each Party:

(i)	consents to the transfer of the Commitment of the Discharged Lender to the Continuing Lenders;

(ii)	consents to the New Swingline Lenders becoming Swingline Lenders; and

(iii)	waives the requirements of clause 32 (Changes to the Lenders) of the Original Facility Agreement for the purposes of this Agreement and for the transfers by novation effected pursuant to this Agreement.

(b)	The Resigning Agent waives the requirement for the payment of the fee referred to in clause 32.3 (Assignment or transfer fee) of the Original Facility Agreement in respect of the transfers by novation effected pursuant to this Agreement.

6.	CONTINUITY AND FURTHER ASSURANCE

6.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect and this Agreement shall not:

(a)	affect any rights or obligations of the parties to the Finance Documents which have arisen or accrued under the provisions of the Facility Agreement and the Finance Documents to which the Resigning Agent, the Resigning Issuing Bank, the Resigning Swingline Agents and the Original Swingline Lenders are a party prior to the Effective Date or which relate to a period prior to the Effective Date; and

(b)	be interpreted as a waiver of any such right or obligation by any of the parties thereto.

6.2	Confirmation of Guarantee Obligations

For the avoidance of doubt, the Guarantor confirms for the benefit of the Finance Parties that all Guarantee Obligations owed by it under the Original Facility Agreement shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3.1 (Restatement of the Original Facility Agreement) and (b) extend to any new obligations assumed by any Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Facility Agreement).

6.3	Further assurance

Each Obligor, shall, at the request of the Agent and at such Obligor’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

7.	FEES, COSTS AND EXPENSES

7.1	Bookrunner and arrangement fee

The Company shall pay to each Arranger:

(a)	which is a bookrunner and mandated lead arranger, a bookrunning fee; and

(b)	which is a mandated lead arranger, an arrangement fee,

each in the amount and at the times agreed in a Fee Letter.

7.2	New Agent fee

The Company shall pay to the New Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

7.3	Transaction expenses

The Company shall promptly on demand pay the Resigning Agent and the Coordinator the amount of all costs and expenses (including but not limited to legal fees) reasonably incurred by either of them in an amount certified by it in reasonable detail in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement, subject to a cap of USD 15,000 (excluding legal fees).

8.	MISCELLANEOUS

8.1	Incorporation of terms

The provisions of clause 39 (Notices), clause 41 (Partial invalidity), clause 42 (Remedies and waivers) and clause 48 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to:

(a)	“this Agreement” or “the Finance Documents” are references to this Agreement;

(b)	“Party” or “Finance Party” included the New Agent, the New Issuing Bank, the New Swingline Agents and the New Swingline Lenders; and

(c)	“Lender” included the New Swingline Lenders.

8.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE PARTIES

PART I

THE OBLIGORS

Name of Borrower	Registration number (or equivalent, if any)
WABCO Holdings Inc.	4283982 (Record No. with the Delaware Secretary of State)

WABCO Europe BVBA	0475.956.135

WABCO Financial Services Sprl	0881.425.934

WABCO Asia Private Ltd.	200607693H

WABCO Hong Kong Limited	1143938

PART II

THE DISCHARGED LENDER

Name of Discharged Lender	Commitment
Société Générale	0

PART III

THE CONTINUING LENDERS

Name of Continuing Lender	Commitment (USD)
Citibank, N.A., London Branch	59,000,000
ING Belgium SA/NV	59,000,000
Bank of America Merrill Lynch International Limited	47,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	47,000,000
BNP Paribas Fortis SA/NV	47,000,000
Credit Lyonnais	47,000,000
The Royal Bank of Scotland plc	47,000,000
UniCredit Bank AG	47,000,000
Total:	400,000,000

PART IV

THE DESIGNATED ENTITIES

Related Lender	Designated Entity	Jurisdiction
Bank of America Merrill Lynch International Limited	Bank of America N.A.	United States, Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., Hong Kong Branch	Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., London Branch	United States, Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., Singapore Branch	Singapore

Citibank, N.A., London Branch	Citibank, N.A., Singapore Branch	Singapore

Citibank, N.A., London Branch	Citibank, N.A., Hong Kong Branch	Hong Kong

SCHEDULE 2

CONDITIONS PRECEDENT

1.	Obligors

(a)	A copy of the constitutional documents of each Obligor or a certificate of each relevant Obligor (signed by a director or manager or by a Financial Officer of the relevant Obligor duly authorised by the board of directors or managers) certifying that the constitutional documents previously delivered to the Resigning Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A copy of a resolution of the board of directors or managers of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, the New Finance Documents (including, for the avoidance of doubt, the Amended Facility Agreement) and resolving that it execute the New Finance Documents to which it is a party;

(ii)	in the case of each Belgian Obligor, setting out the reasons why the board of directors or managers of that Obligor considered that the entry into the New Finance Documents (including, for the avoidance of doubt, the Amended Facility Agreement) to which it is a party is of benefit to that Obligor;

(iii)	authorising a specified person or persons to execute the New Finance Documents to which it is a party on its behalf; and

(iv)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the New Finance Documents (including, for the avoidance of doubt, the Amended Facility Agreement) to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A copy of a good standing certificate with respect to each U.S. Obligor, issued as of a recent date satisfactory to the New Agent and the Resigning Agent by the Secretary of State or other appropriate official of each U.S. Obligor’s jurisdiction of incorporation or organisation.

(e)	A certificate in form and substance satisfactory to the New Agent and the Resigning Agent of the chief financial officer or director of each U.S. Obligor as to the solvency of such U.S. Obligor.

(f)	A certificate of each Obligor (signed by a director or manager or by a Financial Officer of the relevant Obligor duly authorised by the board of directors or managers) certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal Opinions

(a)	A legal opinion of Clifford Chance LLP, legal advisers to the Finance Parties in England, substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Finance Parties in the relevant jurisdiction, substantially in the form distributed to the Lenders prior to signing this Agreement.

3.	Other documents and evidence

(a)	A copy of each New Finance Document duly executed by the Obligors party to it.

(b)	The audited financial statements of each Obligor (consolidated in the case of the Company) for its financial year ended 31 December 2014.

(c)	Evidence that any agent for service of process referred to in clause 48.2 (Service of process) of the Original Facility Agreement (as incorporated into this Agreement pursuant to Clause 8 (Miscellaneous)) has accepted its appointment.

(d)	A copy of any other Authorisation or other document, opinion or assurance which the Resigning Agent or the New Agent considers to be necessary or desirable (if it has notified the Company accordingly prior to the date of this Agreement) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement.

(e)	Evidence of payment of all fees, costs and expenses then due from the Company pursuant to Clause 7 (Costs and expenses).

SCHEDULE 3

RESTATED AGREEMENT

C L I F F O R D	CLIFFORD CHANCE LLP

C H A N C E

Execution version

USD400,000,000

FACILITY AGREEMENT

FOR

WABCO HOLDINGS INC.

ARRANGED BY

CITIGROUP GLOBAL MARKETS LIMITED

AND

ING BELGIUM SA/NV

ACTING AS BOOKRUNNERS AND MANDATED LEAD ARRANGERS

AND

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

BNP PARIBAS FORTIS SA/NV

CREDIT LYONNAIS

THE ROYAL BANK OF SCOTLAND PLC

AND

UNICREDIT BANK AG

ACTING AS MANDATED LEAD ARRANGERS

WITH

CITIGROUP GLOBAL MARKETS LIMITED

ACTING AS COORDINATOR

AND

CITIBANK INTERNATIONAL LIMITED

ACTING AS AGENT

MULTICURRENCY REVOLVING FACILITY

AGREEMENT

INCORPORATING A U.S. DOLLAR SWINGLINE

FACILITY, A EURO SWINGLINE FACILITY AND A

LETTER OF CREDIT FACILITY

35.	Conduct of Business by the Finance Parties	138

36.	Sharing among the Finance Parties	139

37.	Payment Mechanics	141

38.	Set-off	144

39.	Notices	145

40.	Calculations and Certificates	147

41.	Partial Invalidity	147

42.	Remedies and Waivers	148

43.	Amendments and Waivers	148

44.	Confidential Information	149

45.	Confidentiality of Funding Rates and Reference Bank Quotations	154

46.	Counterparts	156

47.	USA Patriot Act	156

48.	Governing Law	157

49.	Enforcement	157

Schedule 1 The Original Parties		159

Part I The Original Obligors		159

Part II The Original Lenders		159

Schedule 2 Conditions Precedent		160

Part I Conditions Precedent to Initial Utilisation		160

Part II Conditions Precedent required to be delivered by an Additional Obligor		162

Schedule 3 Requests		164

Part I Utilisation Request - Revolving Facility Loans		164

Part II Utilisation Request - Dollar Swingline Loans		165

Part III Utilisation Request - Euro Swingline Loans		166

Part IV Utilisation Request - Letters of Credit		167

Schedule 4 Form of Transfer Certificate		168

Schedule 5 Form of Assignment Agreement		170

Schedule 6 Form of Accession Letter		173

Schedule 7 Form of Resignation Letter		174

Schedule 8 Form of Compliance Certificate		175

Schedule 9 LMA Form of Confidentiality Undertaking		177

Schedule 10 Timetables		182

Schedule 11 Form of Letter of Credit		188

Schedule 12 Facility Approved L/C Beneficiaries		192

Schedule 13 Form of Commitment Increase Notice		193

Schedule 14 Form of Further Lender Accession Letter		194

THIS AGREEMENT is dated 8 July 2011, as amended pursuant to an amendment agreement dated 23 August 2013 and amended and restated pursuant to an amendment and restatement agreement dated 30 September 2015 and made between:

(1)	WABCO HOLDINGS INC. (the “Company”);

(2)	THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 (The Original Parties) as original borrowers (together with the Company the “Original Borrowers”);

(3)	THE COMPANY as original guarantor (the “Original Guarantor”);

(4)	CITIGROUP GLOBAL MARKETS LIMITED and ING BELGIUM SA/NV as bookrunners and mandated lead arrangers and BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BNP PARIBAS FORTIS SA/NV, CREDIT LYONNAIS, THE ROYAL BANK OF SCOTLAND PLC and UNICREDIT BANK AG as mandated lead arrangers (whether acting individually or together the “Arranger”);

(5)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as lenders (the “Original Lenders”);

(6)	CITIGROUP GLOBAL MARKETS LIMITED as coordinator (the “Coordinator”);

(7)	CITIBANK, N.A., LONDON BRANCH as issuing bank (the “Issuing Bank”);

(8)	CITIBANK N.A. as dollar swingline lender (the “Original Dollar Swingline Lender”), dollar swingline agent (the “Dollar Swingline Agent”), euro swingline lender (the “Original Euro Swingline Lender”); and

(9)	CITIBANK INTERNATIONAL LIMITED as agent of the other Finance Parties (the “Agent”) and euro swingline agent (the “Euro Swingline Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“1940 Act” has the meaning given to it in Clause 27.20 (Investment Companies).

“2014 Agreement” means the USD 100,000,000 multicurrency revolving facility agreement dated 17 December 2014 between, amongst others, the Company, the Subsidiaries of the Company listed therein as original borrowers, Bank of America N.A., London Branch, Citigroup Global Markets Limited, BNP Paribas Fortis Bank S.A./N.V., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and UniCredit Bank AG as mandated lead arrangers and bookrunners and Citibank International Limited as agent.

“Acceptable Bank” means:

(a)	a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of BBB+ or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or Baa1 or higher by Moody’s Investors Service Limited or a comparable rating from an internationally recognised credit rating agency; or

(b)	or any other bank or financial institution approved by the Agent and the Issuing Bank.

“Accession Letter” means a document substantially in the form set out in Schedule 6 (Form of Accession Letter).

“Additional Borrower” means a company which becomes an Additional Borrower in accordance with Clause 33 (Changes to the Obligors).

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 33 (Changes to the Obligors).

“Additional Obligor” means an Additional Borrower or an Additional Guarantor.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company. Notwithstanding the foregoing, in relation to The Royal Bank of Scotland plc, the term “Affiliate” shall not include (i) the UK government or any member or instrumentality thereof, including Her Majesty’s Treasury and UK Financial Investments Limited (or any directors, officers, employees or entities thereof) or (ii) any persons or entities controlled by or under common control with the UK Government or any member or instrumentality thereof (including Her Majesty’s Treasury and UK Financial Investments Limited) and which are not part of The Royal Bank of Scotland Group plc and its subsidiaries or subsidiary undertakings.

“Agent’s Spot Rate of Exchange” means the Agent’s spot rate of exchange for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00 a.m. on a particular day.

“Amendment and Restatement Agreement” means the amendment and restatement agreement relating to this Agreement dated 30 September 2015 and entered into between, amongst others, WABCO Holdings Inc. as borrower and guarantor, the subsidiaries of WABCO Holdings Inc. listed therein as borrowers, Bank of America Merrill Lynch International Limited as the retiring agent and Citibank International Limited as the new agent.

“Applicable Margin” means the percentage rate per annum set out below opposite the corresponding Ratio of Consolidated Net Indebtedness to Consolidated EBITDA, as determined under Clause 29 (Financial Covenants).

Ratio of Consolidated Net Indebtedness to Consolidated EBITDA	Applicable Margin
Greater than or equal to 2.50:1	1.00%

Greater than or equal to 2.00:1 and less than 2.50:1	0.85%

Greater than or equal to 1.50:1 and less than 2.00:1	0.65%

Greater than or equal to 1.00:1 and less than 1.50:1	0.55%

Less than 1.00:1	0.45%

Any change in the Applicable Margin from time to time shall take effect immediately after receipt by the Agent of the relevant Compliance Certificate delivered pursuant to Clause 28.2 (Compliance Certificate). Immediately upon the occurrence of a Default and while it is continuing, the Applicable Margin shall be 1.00% and no reduction shall be applied unless and until the Agent is satisfied that such Default has been remedied, whereupon such reduction shall take effect immediately.

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Availability Period” means the period from the Effective Date to and including the date falling one Month before the Termination Date.

“Available Commitment” means (but without limiting Clause 9.4 (Relationship with the Revolving Facility) or Clause 12.4 (Relationship with the Revolving Facility)) a Lender’s Commitment minus (subject as set out below):

(a)	the Base Currency Amount of its and any Designated Entity’s participation in any outstanding Utilisations; and

(b)	in relation to any proposed Utilisation, the Base Currency Amount of its and any Designated Entity’s participation in any other Utilisations that are due to be made on or before the proposed Utilisation Date.

For the purposes of calculating a Lender’s Available Commitment in relation to any proposed Utilisation, that Lender’s and any Designated Entity’s participation in any Utilisations that are due to be repaid or prepaid on or before the proposed Utilisation Date shall not be deducted from a Lender’s Commitment.

“Available Dollar Swingline Facility” means (but without limiting Clause 9.4 (Relationship with the Revolving Facility)) the Swingline Amount minus:

(a)	any outstanding Dollar Swingline Loans;

(b)	in relation to any proposed Utilisation under the Dollar Swingline Facility, any other Dollar Swingline Loans that are due to be made under the Dollar Swingline Facility on or before the proposed Utilisation Date;

(c)	the Base Currency Amount of any outstanding Euro Swingline Loans (except for any Euro Swingline Loans which are due to be repaid or prepaid on or before the proposed Utilisation Date); and

(d)	in relation to any proposed Utilisation under the Euro Swingline Facility, the Base Currency Amount of any other Euro Swingline Loans that are due to be made under the Euro Swingline Facility on or before the proposed Utilisation Date.

For the purposes of calculating the Available Dollar Swingline Facility in relation to any proposed Utilisation of the Dollar Swingline Facility the amount of any Dollar Swingline Loans and the Base Currency Amount of any Euro Swingline Loans that are due to be repaid on or before the proposed Utilisation Date shall not be deducted from the Swingline Amount.

“Available Euro Swingline Facility” means (but without limiting Clause 12.4 (Relationship with the Revolving Facility)) the euro equivalent of the Swingline Amount minus:

(a)	the Base Currency Amount of any outstanding Euro Swingline Loans;

(b)	in relation to any proposed Utilisation under the Euro Swingline Facility, the Base Currency Amount of any other Euro Swingline Loans that are due to be made under the Euro Swingline Facility on or before the proposed Utilisation Date;

(c)	any outstanding Dollar Swingline Loans; and

(d)	in relation to any proposed Utilisation under the Dollar Swingline Facility, any other Dollar Swingline Loans that are due to be made under the Dollar Swingline Facility on or before the proposed Utilisation Date.

For the purposes of calculating the Available Euro Swingline Facility in relation to any proposed Utilisation of the Euro Swingline Facility, the amount of any Dollar Swingline Loans and the Base Currency Amount of any Euro Swingline Loans that are due to be repaid on or before the proposed Utilisation Date shall not be deducted from the Swingline Amount.

“Available Facility” means the aggregate for the time being of each Lender’s Available Commitment.

“Base Currency” means US Dollars.

“Base Currency Amount” means, in relation to a Utilisation, the amount specified in the Utilisation Request delivered by a Borrower for that Utilisation (or, if the amount requested is not denominated in the Base Currency, that amount converted into the

Base Currency at the Agent’s Spot Rate of Exchange on the date the Agent receives the Utilisation Request adjusted to reflect any repayment, prepayment, consolidation or division of the Utilisation and, in the case of a Letter of Credit, as adjusted under Clause 6.9 (Revaluation of Letters of Credit).

“Belgian Additional Guarantor” means any Additional Guarantor incorporated in Belgium.

“Belgian Additional Obligor” means any Additional Obligor incorporated in Belgium.

“Belgian Obligor” means any Obligor incorporated in Belgium.

“Benchmark Rate” means, in relation to any Loan in a Non-LIBOR Currency:

(a)	the applicable Screen Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 19.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, the Benchmark Rate shall be deemed to be zero.

“Borrower” means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with Clause 33 (Changes to the Obligors).

“Break Costs” means the amount (if any) by which:

(a)	the interest (excluding Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York City and:

(a)	(in relation to any date for payment or purchase of euro) any TARGET Day; or

(b)	(in relation to any date for payment or purchase of (or the fixing of an interest rate in relation to) a Non-LIBOR Currency) any day specified as such in respect of that currency in Schedule 18 (Other Benchmarks); or

(c)	(in relation to any date for payment or purchase of a currency other than euro or a Non-LIBOR Currency) the principal financial centre of the country of that currency.

“Code” means the U.S. Internal Revenue Code of 1986 (or any successor legislation thereto) as amended from time to time, and the regulations promulgated and rulings issued thereunder, all as the same may be in effect at such date.

“Commitment” means:

(a)	in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading “Commitment” in Part II of Schedule 1 (The Original Parties) and the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase in Total Commitments); and

(b)	in relation to any other Lender, the amount in the Base Currency of any Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase in Total Commitments), to the extent not cancelled, reduced or transferred by it under this Agreement and which in each case includes such Lender’s commitment in respect of the Swingline Facilities and Letters of Credit.

“Commitment Increase Notice” means a notice substantially in the form set out in Schedule 13 (Form of Commitment Increase Notice).

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 8 (Form of Compliance Certificate).

“Confidential Information” means all information relating to the Company, any Obligor, the Group, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 44 (Confidential Information); or

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(C)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate or Reference Bank Quotation.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the LMA as set out in Schedule 9 (LMA Form of Confidentiality Undertaking) or in any other form agreed between the Company and the Agent.

“Consolidated Total Assets” means, with respect to any person, the aggregate amount of assets of such person (less applicable reserves and other properly deductible items).

“Correspondent Bank” means:

(a)	an Affiliate of the Issuing Bank; or

(b)	any other bank approved by the Issuing Bank in its sole discretion for the purpose of issuing a Letter of Credit in accordance with Clause 7.9 (Use of Correspondent Banks).

“Debtdomain Information” means the documents and information in the form approved by the Company concerning the Group which, at the Company’s request and on its behalf, was prepared in relation to this transaction and distributed by the Arranger to selected financial institutions on Debtdomain before the date of this Agreement.

“Default” means an Event of Default or any event or circumstance specified in Clause 31 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Lender” means any Lender:

(a)	which has failed to make its participation in a Loan available or has notified the Agent or the Company (which has notified the Agent) that it will not make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ participation), Clause 10.1 (Dollar Swingline Loan Participation) or Clause 13.1 (Euro Swingline Loan Participation) or has failed to provide cash collateral (or has notified the Issuing Bank or the Company (which has notified the Agent) that it will not provide cash collateral) in accordance with Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraphs (a) and (c) above:

(i)	its failure to pay or issue a Letter of Credit is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and

payment is made within 3 Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“Designated Entity” has the meaning given to such term in Clause 32.11 (Designated Entities).

“Designated Entity Accession Letter” means a document substantially in the form set out in Schedule 16 (Designated Entity Accession Letter).

“Disruption Event” means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

(and which (in either such case)) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Dollar Swingline Facility” means the dollar swingline loan sub-facility made available under this Agreement as described in Clause 10 (Dollar Swingline Loans).

“Dollar Swingline Lender” means:

(a)	the Original Dollar Swingline Lender; or

(b)	any other person that becomes a Dollar Swingline Lender after the date of this Agreement in accordance with Clause 2.2 (Increase in Total Commitments) or Clause 32 (Changes to the Lenders)

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Dollar Swingline Loan” means a loan made or to be made under the Dollar Swingline Facility or the principal amount outstanding for the time being of that loan.

“Dollar Swingline Proportion” means in relation to each Lender and a Dollar Swingline Loan, the proportion borne by its Available Commitment to the Available Facility immediately prior to the Utilisation of that Dollar Swingline Loan.

“Effective Date” has the meaning given to such term in the Amendment and Restatement Agreement.

“Employee Plan” means an employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA, or Section 412 of the Code, and in respect of which an Obligor or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Environmental Claim” means any claim, proceeding or investigation by any person in respect of any Environmental Law.

“Environmental Law” means any applicable law in any jurisdiction in which any member of the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

“Environmental Permits” means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by the relevant member of the Group.

“ERISA” means, at any date, the United States Employee Retirement Income Security Act of 1974 (and any successor legislation thereto), as amended from time to time, and the regulations promulgated and rulings issued thereunder, all as the same may be in effect at such date.

“ERISA Affiliate” means any person that for purposes of Title I and Title IV of ERISA and Section 412 of the Code would be deemed at any relevant time to be a single employer with an Obligor, pursuant to Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means:

(a)	any reportable event, as defined in Section 4043 of ERISA, with respect to an Employee Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified of such event;

(b)	the filing of a notice of intent to terminate any Employee Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Employee Plan or the termination of any Employee Plan under Section 4041(c) of ERISA;

(c)	the institution of proceedings under Section 4042 of ERISA by the PBGC for the termination of, or the appointment of a trustee to administer, any Employee Plan;

(d)	any failure by any Employee Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Employee Plan, in each case whether or not waived;

(e)	the failure to make a required contribution to any Employee Plan that would reasonably be expected to result in the imposition of an encumbrance under Section 412 of the Code, or a filing under Section 412(c) of the Code or Section 302(c) of ERISA of any request for a minimum funding variance, with respect to any Employee Plan or Multiemployer Plan;

(f)	an engagement in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA;

(g)	the complete or partial withdrawal of any Obligor or any ERISA Affiliate from any Employee Plan or a Multiemployer Plan; and

(h)	an Obligor or an ERISA Affiliate incurring any liability under Title IV of ERISA with respect to any Employee Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

(i)	a determination that any Employee Plan is, or is expected to be, in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code; and

(j)	the receipt by an Obligor or any of its ERISA Affiliates of any notice of the imposition of withdrawal liability or of a determination that a Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status within the meaning of Section 305 of ERISA.

“EURIBOR” means in relation to any Loan in euro:

(a)	the applicable Screen Rate as of the Specified Time for euro and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 19.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, EURIBOR shall be deemed to be zero.

“Euro Swingline Facility” means the euro swingline loan sub-facility made available under this Agreement as described in Clause 13 (Euro Swingline Loans).

“Euro Swingline Lender” means:

(a)	the Original Euro Swingline Lender; or

(b)	any other person that becomes a Euro Swingline Lender after the date of this Agreement in accordance with Clause 2.2 (Increase in Total Commitments) or Clause 32 (Changes to the Lenders)

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Euro Swingline Loan” means a loan made or to be made under the Euro Swingline Facility or the principal amount outstanding for the time being of that loan.

“Euro Swingline Proportion” means in relation to each Lender and a Euro Swingline Loan, the proportion borne by its Available Commitment to the Available Facility immediately prior to the Utilisation of that Euro Swingline Loan.

“Event of Default” means any event or circumstance specified as such in Clause 31 (Events of Default).

“Expiry Date” means, for a Letter of Credit, the last day of its Term.

“Extension Option Date means the First Extension Option Date or the Second Extension Option Date.

“Extension Request” means the First Extension Request or the Second Extension Request.

“Facility” means the Revolving Facility, the Dollar Swingline Facility or the Euro Swingline Facility.

“Facility Approved Currency” means euro, Singapore Dollars or Hong Kong Dollars.

“Facility Approved L/C Beneficiary” means one of the persons set out in Schedule 12 (Facility Approved L/C Beneficiaries).

“Facility Office” means, in respect of a Lender or the Issuing Bank, the office or offices notified by that Lender or Issuing Bank to the Agent in writing on or before the date it becomes a Lender or the Issuing Bank (or, following that date, by not less than 5 Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“Fallback Interest Period” means one week or, if the Loan is in a Non-LIBOR Currency, the period specified as such in respect of that currency in Schedule 18 (Other Benchmarks), or, in each case, such other period as the Agent and the Company may agree.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)	any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the U.S.), 1 July 2014;

(b)	in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the U.S.), 1 January 2017; or

(c)	in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) or (b) above, 1 January 2017,

or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Federal Funds Rate” means, in relation to any day, the rate per annum equal to:

(a)	the weighted average of the rates on overnight Federal funds transactions with members of the U.S. Federal Reserve System arranged by Federal funds brokers, as published for that day (or, if that day is not a New York Business Day, for the immediately preceding New York Business Day) by the Federal Reserve Bank of New York; or

(b)	if a rate is not so published for any day which is a New York Business Day, the average of the quotations for that day on such transactions received by the Dollar Swingline Agent from three Federal funds brokers of recognised standing selected by the Dollar Swingline Agent.

“Fee Letter” means:

(a)	any letter or letters dated on or about the date of this Agreement between the Arranger and the Company (or the Agent and the Company) setting out any of the fees referred to in Clause 20 (Fees);

(b)	any agreement setting out fees payable to a Finance Party referred to in Clause 7.2 (Fee payable in respect of Letters of Credit); and

(c)	any letter dated on or about the date of the Amendment Agreement between the Arranger, the Coordinator or the Agent and the Company setting out any of the fees referred to in the Amendment Agreement.

“Finance Document” means this Agreement, the Amendment and Restatement Agreement, any Fee Letter, any Accession Letter, any Further Lender Accession Letter, any Designated Entity Accession Letter, any Commitment Increase Notice, any Resignation Letter and any other document designated as a “Finance Document” by the Agent and the Company.

“Finance Party” means the Agent, the Arranger, the Coordinator, a Lender, a Swingline Lender, a Swingline Agent or the Issuing Bank.

“Financial Indebtedness” means, without duplication, any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with U.S. GAAP, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the negative marked to market value (or, if actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution;

(i)	any amount raised by the issue of redeemable shares which are redeemable before the Termination Date;

(j)	any amount of any liability under an advance or deferred purchase agreement if one of the primary reasons behind the entry into this agreement is to raise finance; and

(k)	(without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (j) above.

“Financial Officer” means, in relation to the Company, the chief financial officer, the principal accounting officer, the treasurer or the assistant treasurer of the Company or, in relation to any other Obligor, any of the chief financial officer, the principal accounting officer, the treasurer or the assistant treasurer of the Company duly authorised by such Obligor.

“First Extended Termination Date” means the date falling 6 years after the Effective Date.

“First Extension Option Date” means the first anniversary of the date of the Effective Date.

“First Extension Request” has the meaning given to that term in Clause 2.3 (Extension option).

“Further Lender Accession Letter” means a document substantially in the form set out in Schedule 14 (Form of Further Lender Accession Letter).

“Funding Rate” means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 19.4 (Cost of funds), paragraph (a)(ii) of Clause 10.7 (Costs of funds – Dollar Swingline Facility), paragraph (b)(ii) of Clause 10.7 (Costs of funds – Dollar Swingline Facility) or paragraph (a)(ii) of Clause 13.4 (Interest).

“GAAP” means generally accepted accounting principles in the applicable jurisdiction.

“Group” means the Company and its Subsidiaries for the time being.

“Guarantor” means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 33 (Changes to the Obligors).

“Historic Screen Rate” means, in relation to any Loan, the most recent applicable Screen Rate for the currency of that Loan and for a period equal in length to the Interest Period of that Loan and which is as of a day which is no more than one Business Day before the Quotation Day.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Increase Effective Date” means, in relation to a Further Lender Accession Letter or a Commitment Increase Notice, the later of the proposed effective date of the increase in Commitments specified in such document and the date on which such document is executed by the Agent.

“Insolvency Event” in relation to an entity means that the entity:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)	institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)	has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(f)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(g)	seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(h)	has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied,

enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

(i)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or

(j)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Interest Period” means, in relation to a Revolving Facility Loan, each period determined in accordance with Clause 18 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 17.3 (Default interest).

“Interpolated Historic Screen Rate” means, in relation to any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the most recent applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the most recent applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each for the currency of that Loan and each of which is as of a day which is no more than one Business Day before the Quotation Day.

“Interpolated Screen Rate” means, in relation to any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time for the currency of that Loan.

“Intra-Group Reorganisation” means:

(a)	a solvent reorganisation involving the business or assets of, or shares of (or equivalent ownership interests in), any member of the Group where all of the business, assets and shares of (or equivalent ownership interests in) the relevant member of the Group continue to be owned directly or indirectly by the Company in the same or a greater percentage as prior to such reorganisation, save for the shares of (or equivalent ownerships in) any member of the Group which has been merged into another member of the Group; or

(b)	any other reorganisation involving one or more members of the Group approved by the Agent (acting on the instructions of the Majority Lenders).

“IRS” means the U.S. Internal Revenue Service or any successor thereto.

“L/C Proportion” means, in relation to a Lender in respect of any Letter of Credit, the proportion (expressed as a percentage) borne by that Lender’s Available Commitment to the Available Facility immediately prior to the issue of that Letter of Credit, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

“Lender” means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 2.2 (Increase in Total Commitments) or Clause 32 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Letter of Credit” means a letter of credit or bank guarantee substantially in the form set out in Schedule 11 (Form of Letter of Credit) or in any other form requested by a Borrower and agreed by the Agent and the Issuing Bank.

“LIBOR” means, in relation to any Loan:

(a)	the applicable Screen Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 19.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, LIBOR shall be deemed to be zero.

“LMA” means the Loan Market Association.

“Loan” means a Revolving Facility Loan, a Dollar Swingline Loan or a Euro Swingline Loan.

“Majority Lenders” means:

(a)	if there are no Utilisations then outstanding, a Lender or Lenders whose Commitments aggregate more than 66 2/3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3% of the Total Commitments immediately prior to the reduction); or

(b)	at any other time, a Lender or Lenders whose participations in the Utilisations then outstanding aggregate more than 66 2/3% of all the Utilisations then outstanding.

“Margin Stock” means margin stock or “margin security” within the meaning of Regulations T, U and X.

“Material Adverse Effect” means a material adverse effect on:

(a)	the business, operations, property or financial condition of the Group taken as a whole;

(b)	the ability of an Obligor to perform its payment obligations under the Finance Documents;

(c)	the ability of the Company to comply with the financial covenants under the Finance Documents; or

(d)	the validity or enforceability of the Finance Documents or the material rights or remedies of any Finance Party under the Finance Documents.

“Material Company” means, at any time, a Subsidiary of the Company which:

(a)	is an Obligor; or

(b)	has accounted for five per cent. or more of Consolidated EBITDA (as defined in Clause 29 (Financial Covenants)) for the period of four fiscal quarters most recently ended; and/or

(c)	together with its own Subsidiaries, has accounted for 15 per cent. or more in aggregate of Consolidated EBITDA for the period of four fiscal quarters most recently ended.

The application of the conditions set out in paragraphs (b) and (c) of this definition to Subsidiaries of the Company shall be determined by reference to the latest audited financial statements of the Group (and, in the case of any Subsidiary of the Company having a functional currency other than US Dollars, the share of Consolidated EBITDA of such Subsidiary shall be converted into US Dollars at the rates used in preparing the consolidated balance sheets of the Company included in the latest audited financial statements).

If a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be adjusted in order to take into account the acquisition of that Subsidiary. Confirmation of the Company, acting in good-faith, that a Subsidiary is or is not a Material Company shall, in the absence of manifest error, be conclusive and binding on all Parties.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.

The above rules will only apply to the last Month of any period.

“Multiemployer Plan” means a “multiemployer plan” (as defined in Section (3)(37) of ERISA) that is subject to Title IV of ERISA that is contributed to for any employees of an Obligor or any ERISA Affiliate.

“New Lender” has the meaning given to that term in Clause 32 (Changes to the Lenders).

“New York Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in New York City.

“Non-Acceptable L/C Lender” means a Lender which:

(a)	is not an Acceptable Bank within the meaning of paragraph (a) of the definition of “Acceptable Bank” (other than a Lender which the Issuing Bank has agreed is acceptable to it notwithstanding that fact); or

(b)	is a Defaulting Lender; or

(c)	has failed to make (or has notified the Agent that it will not make) a payment to be made by it under Clause 7.4 (Indemnities) or Clause 34.12 (Lenders’ indemnity to the Agent) or any other payment to be made by it under the Finance Documents to or for the account of any other Finance Party in its capacity as Lender by the due date for payment.

“Non-LIBOR Currency” means each of Singapore Dollars and Hong Kong Dollars.

“Obligor” means a Borrower or a Guarantor.

“Optional Currency” means any Facility Approved Currency and any other currency (other than the Base Currency) which complies with the conditions set out in Clause 4.3 (Conditions relating to Optional Currencies).

“Original Financial Statements” means:

(a)	in relation to the Company, the audited consolidated financial statements of the Group for the financial year ended 31 December 2010; and

(b)	in relation to each Original Obligor other than the Company, its audited financial statements for its financial year ended 31 December 2010.

“Original Obligor” means an Original Borrower or an Original Guarantor.

“Original Termination Date” means the date falling five years after the Effective Date.

“Overall Commitment” of a Lender means:

(a)	its Commitment; or

(b)	in the case of a Dollar Swingline Lender or a Euro Swingline Lender which does not have a Commitment, the Commitment of a Lender which is its Designated Entity.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Party” means a party to this Agreement.

“PBGC” means the U.S. Pension Benefit Guaranty Corporation, or any entity succeeding to all or any of its functions under ERISA.

“Prime Rate” means in respect of any Dollar Swingline Loan for any day, the rate per annum which is the published prime rate of Citibank N.A. in New York City in force at the Specified Time displayed on such web page as the Agent shall notify the Company from time to time.

“Quasi-Security” has the meaning given to it in Clause 30.3 (Negative pledge).

“Quotation Day” means, in relation to any period for which an interest rate is to be determined:

(a)	(if the currency is euro) two TARGET Days before the first day of that period;

(b)	(for any other currency (other than a Non-LIBOR Currency)) 2 Business Days before the first day of that period,

(unless market practice differs in the Relevant Market for that currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)); or

(c) (if the currency is a Non-LIBOR Currency) the day specified as such in respect of that currency in Schedule 18 (Other Benchmarks).

“Reference Bank Quotation” means any quotation supplied to the Agent or a Swingline Agent by a Reference Bank.

“Reference Bank Rate” means:

(a)	the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(i)	in relation to LIBOR:

(A)	(other than where paragraph (B) below applies) as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in the relevant currency and for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period; or

(B)	if different, as the rate (if any and applied to the relevant Reference Bank and the relevant currency and period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator; or

(ii)	in relation to EURIBOR:

(A)	(other than where paragraph (B) below applies) as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in euro within the Participating Member States for the relevant period; or

(B)	if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator; or

(iii)	in relation to a Benchmark Rate for a Loan in a Non-LIBOR Currency, the rate specified as such in respect of that currency in Schedule 18 (Other Benchmarks).

“Reference Banks” means such entities as may be appointed by the Agent in consultation with the Company provided that such entities have accepted such appointment.

“Register” has the meaning given to it in Clause 32.7 (The Register).

“Regulations T, U and X” means, respectively, Regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Market” means in relation to euro, the European interbank market, in relation to a Non-LIBOR Currency, the market specified as such in respect of that currency in Schedule 18 (Other Benchmarks) and, in relation to any other currency, the London interbank market.

“Renewal Request” means a written notice delivered to the Agent in accordance with Clause 6.7 (Renewal of a Letter of Credit).

“Repeating Representations” means each of the representations set out in Clauses 27.1 (Status) to 27.6 (Governing law and enforcement), Clause 27.8 (No default), paragraph (c) of Clause 27.9 (No misleading information), Clause 27.10 (Financial statements), Clause 27.11 (Pari passu ranking), Clause 27.12 (No proceedings pending or threatened), 27.15 (Material Adverse Effect), Clause 27.17 (Sanctions and anti-corruption) and Clauses 27.18 (ERISA and Multiemployer Plans) to 27.23 (No listed securities).

“Replacement Lender” has the meaning given to such term in paragraph (d) of Clause 16.5 (Right of replacement or repayment and cancellation in relation to a single Lender).

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Resignation Letter” means a letter substantially in the form set out in Schedule 7 (Form of Resignation Letter).

“Restricted Party” means a person that is:

(a)	listed on, or owned or controlled by a person listed on, a Sanctions List, or a person acting on behalf or at the direction of such a person;

(b)	located in, resident in or organised in a Sanctioned Country, or is owned or controlled by, or acting on behalf or at the direction of a person located in, resident in or organised in a Sanctioned Country; or

(c)	otherwise a subject of Sanctions.

“Revolving Facility” means the revolving loan facility made available under this Agreement as described in Clause 2.1 (The Revolving Facility).

“Revolving Facility Loan” means a loan made or to be made under the Revolving Facility or the principal amount outstanding for the time being of that loan.

“Rollover Loan” means one or more Revolving Facility Loans (but excluding Swingline Loans):

(a)	made or to be made on the same day that (i) a maturing Revolving Facility Loan is due to be repaid or (ii) a demand by the Agent pursuant to a drawing in respect of a Letter of Credit is due to be made;

(b)	the aggregate amount of which is equal to or less than (i) the amount of the maturing Revolving Facility Loan or (ii) the amount of the relevant claim in respect of that Letter of Credit;

(c)	in the same currency as (i) the maturing Revolving Facility Loan (unless it arose as a result of the operation of Clause 14.2 (Unavailability of a currency)) or (ii) the relevant claim in respect of that Letter of Credit; and

(d)	made or to be made to the same Borrower for the purpose of (i) refinancing that maturing Revolving Facility Loan or (ii) satisfying the relevant claim in respect of that Letter of Credit.

“Sanctions” means any trade, economic or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted, imposed or enforced by a Sanctions Authority.

“Sanctions Authority” means:

(a)	the Security Council of the United Nations;

(b)	the United States of America;

(c)	Japan;

(d)	the European Union;

(e)	the French Republic;

(f)	the member states of the European Union; and

(g)	the governments and official institutions or agencies of any of paragraphs (a) to (f) above, including OFAC, the U.S. Department of State and Her Majesty’s Treasury; and

(h)	any other sanctions authorities applicable to any Obligor or any of its Affiliates.

“Sanctioned Country” means a country or territory which is, or whose government is, at any time the subject or target of country-wide or territory-wide Sanctions.

“Sanctions List” means the Specially Designated Nationals and Blocked Persons, the Sectoral Sanctions Identifications List and the List of Foreign Sanctions Evaders maintained by OFAC, the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by Her Majesty’s Treasury, or any similar list maintained by, or public announcement of a Sanctions designation made by, a Sanctions Authority, each as amended, supplemented or substituted from time to time.

“Screen Rate” means:

(a)	in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed (before any correction, recalculation or republication by the administrator) on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); and

(b)	in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or, in each case, on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company; and

(c)	in relation to a Benchmark Rate, the rate specified as such in respect of the relevant currency in Schedule 18 (Other Benchmarks).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Second Extended Termination Date” means the date falling 7 years after the Effective Date.

“Second Extension Option Date” means the second anniversary of the Effective Date.

“Second Extension Request” has the meaning given to that term in Clause 2.3 (Extension option).

“Securitisation Transaction” means:

(a)	any transfer of accounts receivable or interests therein:

(i)	to a trust, partnership, corporation or other entity (other than a Subsidiary), which transfer or pledge is funded by such entity in whole or in part by the issuance to one or more lenders or investors of indebtedness or other securities that are to receive payments principally from the cash flow derived from such accounts receivable or interests in accounts receivable; or

(ii)	directly to one or more investors or other purchasers (other than any Subsidiary); or

(b)	any transaction in which the Company or a Subsidiary incurs Financial Indebtedness or other obligations secured by Liens on accounts receivable.

The “amount” of any Securitisation Transaction shall be deemed at any time to be:

(i)	in the case of a transaction described in paragraph (a) above, the aggregate uncollected amount of the accounts receivable transferred pursuant to such Securitisation Transaction, net of any such accounts receivable that have been written off as uncollectible; and

(ii)	in the case of a transaction described in paragraph (b) above, the aggregate outstanding principal amount of the Financial Indebtedness secured by Liens on accounts receivable incurred pursuant to such Securitisation Transaction or, if less, the aggregate uncollected amount of the accounts receivable subject to such Liens.

For purposes of this definition, accounts receivable shall include any and all payments owing to the Company or any of its Subsidiaries by any and all Obligors under long term contracts in respect of goods or other property sold or leased or services rendered.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Specified Time” means a day or time determined in accordance with Schedule 10 (Timetables).

“Subsequent Letter of Credit” has the meaning given to it in Clause 7.9 (Use of Correspondent Banks).

“Subsidiary” means any person (referred to as the “first person”) in respect of which another person (referred to as the “second person”):

(a)	holds a majority of the voting rights in that first person or has the right under the constitution of the first person to direct the overall policy of the first person or alter the terms of its constitution; or

(b)	is a member of that first person and has the right to appoint or remove a majority of its board of directors or equivalent administration, management or supervisory body; or

(c)	has the right to exercise a dominant influence (which must include the right to give directions with respect to operating and financial policies of the first person which its directors are obliged to comply with whether or not for its benefit) over the first person by virtue of provisions contained in the articles (or equivalent) of the first person or by virtue of a control contract which is in writing and is authorised by the articles (or equivalent) of the first person and is permitted by the law under which such first person is established; or

(d)	is a member of that first person and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in the first person or the rights under its constitution to direct the overall policy of the first person or alter the terms of its constitution; or

(e)	has the power to exercise, or actually exercises dominant influence or control over the first person; or

(f)	together with the first person are managed on a unified basis,

and for the purposes of this definition, a person shall be treated as a member of another person if any of that person’s Subsidiaries is a member of that other person or, if any shares in that other person are held by a person acting on behalf of it or any of its Subsidiaries. A subsidiary undertaking shall include any person the shares or ownership interests in which are subject to Security and where the legal title to the shares or ownership interests so secured are registered in the name of the secured party or its nominee pursuant to such Security.

“Swingline Agent” means the Dollar Swingline Agent or the Euro Swingline Agent.

“Swingline Amount” means (subject always to Clauses 9.4 (Relationship with the Revolving Facility) and 12.4 (Relationship with the Revolving Facility)) USD50,000,000.

“Swingline Lender” means the Dollar Swingline Lender or the Euro Swingline Lender.

“Swingline Loan” means a Dollar Swingline Loan or a Euro Swingline Loan.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Term” means each period determined under this Agreement for which the Issuing Bank is under a liability under a Letter of Credit.

“Termination Date” means the Original Termination Date, or where so extended pursuant to Clause 2.3 (Extension option) in respect of a Lender’s Commitment, the First Extended Termination Date or the Second Extended Termination Date as the case may be.

“Total Commitments” means the aggregate of the Commitments, being USD400,000,000 at the date of this Agreement.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.

“UK Bank Levy” means the United Kingdom bank levy (as defined in the Finance (No.3) Bill published by HM Treasury on 31 March 2011.

“Ultimate Beneficiary” means the ultimate intended beneficiary of a Letter of Credit issued in favour of a Correspondent Bank, being a Facility Approved L/C Beneficiary or any other beneficiary approved by the Issuing Bank.

“Unfunded Pension Liability” means the excess of an Employee Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan’s assets, determined in accordance with the assumptions used for funding the Employee Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“U.S.” and “United States” means the United States of America, its territories, possessions and other areas subject to the jurisdiction of the United States of America.

“U.S. Borrower” means a Borrower whose jurisdiction of organisation is a state of the United States or the District of Columbia.

“U.S. GAAP” means generally accepted accounting principles in the United States of America.

“U.S. Guarantor” means a Guarantor whose jurisdiction of organisation is a state of the United States or the District of Columbia.

“U.S. Obligor” means any U.S. Borrower or U.S. Guarantor.

“U.S. Tax Obligor” means:

(a)	a Borrower which is resident for tax purposes in the U.S.; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the U.S. for U.S. federal income tax purposes.

“Utilisation” means a Loan or a Letter of Credit.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Loan is to be made or the relevant Letter of Credit is to be issued.

“Utilisation Request” means in the case of a Utilisation of:

(a)	a Revolving Facility Loan under the Revolving Facility, a notice substantially in the form set out in Part I of Schedule 3 (Requests);

(b)	the Dollar Swingline Facility, a notice substantially in the form set out in Part II of Schedule 3 (Requests);

(c)	the Euro Swingline Facility, a notice substantially in the form set out in Part III of Schedule 3 (Requests); and

(d)	a Letter of Credit under the Revolving Facility, a notice substantially in the form set out in Part IV of Schedule 3 (Requests).

“VAT” means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears any reference in this Agreement to:

(i)	the “Agent”, the “Arranger”, the “Coordinator”, any “Finance Party”, any “Lender”, the “Issuing Bank” any “Obligor” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)	“euro equivalent” means at any time an amount of US Dollars converted into euros at the Agent’s Spot Rate of Exchange on the date the calculation is made;

(iv)	a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended, replaced or restated;

(v)	a “group of Lenders” includes all the Lenders;

(vi)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)	an “Interest Period” includes each period determined under this Agreement by reference to which interest on a Dollar Swingline Loan and a Euro Swingline Loan is calculated;

(viii)	a “Lender” includes the Dollar Swingline Lender and the Euro Swingline Lender;

(ix)	a Lender’s participation in relation to a Letter of Credit shall be construed as a reference to the relevant amount that is or may be payable by a Lender in relation to that Letter of Credit;

(x)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xi)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but if not having the force of law being of a type with which persons to which it applies are accustomed to comply) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted; and

(xiii)	a time of day is a reference to London time.

(b)	The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, Clause and Schedule headings are for ease of reference only.

(d)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)	a Borrower providing “cash cover” for a Letter of Credit means a Borrower paying an amount in the currency of the Letter of Credit to an interest-bearing account in the name of the Borrower and the following conditions are met:

(i)	the account is with the Issuing Bank;

(ii)	subject to paragraph (b) of Clause 7.7 (Regulation and consequences of cash cover provided by Borrower), withdrawals from the account may only be made to pay the relevant Finance Party amounts due and payable to it under this Agreement in respect of that Letter of Credit until no amount is or may be outstanding under that Letter of Credit or if the Agent determines that cash collateral is no longer required; and

(iii)	the Borrower has executed a security document, in form and substance satisfactory to the Issuing Bank with which that account is held, creating a first ranking security interest over that account.

(f)	A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.

(g)	A Utilisation made or to be made to a Borrower includes a Letter of Credit issued on its behalf.

(h)	A Lender funding its participation in a Utilisation includes a Lender participating in a Letter of Credit.

(i)	A Lender is deemed to have a participation in each Dollar Swingline Loan equal to its Dollar Swingline Proportion and in each Euro Swingline Loan equal to its Euro Swingline Proportion.

(j)	Amounts outstanding under this Agreement include amounts outstanding under or in respect of any Letter of Credit.

(k)	An outstanding amount of a Letter of Credit at any time is the maximum amount that is or may be payable by the relevant Borrower in respect of that Letter of Credit at that time.

(l)	The Interest Period of a Letter of Credit will be construed as a reference to the Term of that Letter of Credit.

(m)	An amount borrowed includes any amount utilised by way of Letter of Credit.

(n)	A Borrower “repaying” or “prepaying” a Letter of Credit means:

(i)	that Borrower providing cash cover for that Letter of Credit;

(ii)	the maximum amount payable under the Letter of Credit being reduced or cancelled in accordance with its terms; or

(iii)	the Issuing Bank being satisfied that it has no further liability under that Letter of Credit,

and the amount by which a Letter of Credit is repaid or prepaid under paragraphs (i) and (ii) above is the amount of the relevant cash cover, reduction or cancellation.

(o)	A Borrower’s obligation on Utilisations becoming “due and payable” includes the Borrower repaying any Letter of Credit in accordance with paragraph (n) above.

1.3	Currency symbols and definitions

“USD” and “US Dollars” denote the lawful currency of the United States of America, “EUR” and “euro” denote the single currency of the Participating Member States, “SGD” and “Singapore Dollars” denote the lawful currency of Singapore and “HKD” and “Hong Kong Dollars” denote the lawful currency of Hong Kong.

1.4	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Subject to Clause 43.4 (Other exceptions) but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

SECTION 2

THE FACILITY

2.	THE FACILITY

2.1	The Revolving Facility

Subject to the terms of this Agreement, the Lenders make available to the Borrowers a multicurrency revolving credit facility in an aggregate amount equal to the Total Commitments.

2.2	Increase in Total Commitments

(a)	The Company may, at any time after the date of this Agreement, request an increase in the Total Commitments of:

(i)	up to USD150,000,000 (provided that the Agent has been provided with a copy of a resolution of the Board of Directors of the Company (certified by a director or by a Financial Officer as being correct, complete and in full force and effect) approving any increase pursuant to this Clause 2.2 in form and substance reasonably satisfactory to it); or

(ii)	if the Commitment of a Defaulting Lender has been repaid and cancelled in accordance with paragraph (d) of Clause 16.5 (Right of replacement or repayment and cancellation in relation to a single Lender), an amount not exceeding the amount of the Commitment so cancelled and repaid, in each case by written notice to the Agent (an “Increase Request Notice”) not less than 15 Business Days prior to the proposed effective date of such increase.

(b)	Upon receipt of an Increase Request Notice, the Agent shall, on behalf of the Company, invite each Lender to assume a pro rata share of the amount of the proposed increase to the Total Commitments (the “Total Increase Amount”). No Lender may increase its Commitment by an amount exceeding its pro rata share of the proposed Total Increase Amount except in accordance with paragraph (c)(ii) below. Each Lender shall, if it agrees to increase its Commitment in accordance with this Clause 2.2, provide the Agent with a Commitment Increase Notice by no later than 5:00 p.m. London time 5 Business Days after the date of the Increase Request Notice (the “Final Acceptance Time”). For the avoidance of doubt, no Lender is under any obligation to agree to provide an increase in its Commitment.

(c)	After the Final Acceptance Time, if the existing Lenders have not agreed to increase their Commitments by an aggregate amount equal to the Total Increase Amount, the Company may:

(i)	invite any bank, financial institution, trust, fund or other entity acceptable to the Agent, the Issuing Banks and the Swingline Lenders

(each a “Further Lender”) to accede to this Agreement as a Lender; and/or

(ii)	invite any existing Lender which has agreed to increase its Commitment to provide a further increase beyond its pro rata share of the Total Increase Amount,

in a total aggregate amount which is less than or equal to the Total Increase Amount less the aggregate amount by which existing Lenders have agreed to increase their Commitments pursuant to paragraph (b) above.

(d)	Commitments increased or added under this Clause 2.2 must be:

(i)	if provided by an existing Lender, in a minimum amount of USD5,000,000 and in integral multiples of USD1,000,000; or

(ii)	if provided by a Further Lender, in a minimum amount of USD5,000,000 and in integral multiples of USD1,000,000,

and in a total aggregate amount of not more than USD150,000,000.

(e)	A Lender’s Commitment shall be increased or a Further Lender’s Commitment shall become effective on the Increase Effective Date.

(f)	The Agent shall, subject to paragraph (g) below, as soon as reasonably practicable after receipt by it of a duly completed Commitment Increase Notice or Further Lender Accession Letter appearing on its face to comply with and delivered in accordance with the terms of this Agreement, execute such Commitment Increase Notice or Further Lender Accession Letter.

(g)	The Agent shall not be obliged to execute a Further Lender Accession Letter unless it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the proposed Further Lender.

(h)	On the applicable Increase Effective Date in relation to a Further Lender:

(i)	such Further Lender shall become a Party as a Lender and such Further Lender and each of the other Finance Parties shall assume the same obligations towards one another and acquire the same rights against one another as that Further Lender and those Finance Parties would have assumed and/or acquired had the Further Lender been an Original Lender; and

(ii)	the Obligors and such Further Lender shall assume the same obligations towards one another and acquire the same rights against one another as the Obligors and that Further Lender would have assumed and/or acquired had the Further Lender been an Original Lender.

(i)	The Agent shall notify the Lenders and the Company of any increase in the Total Commitments pursuant to this Clause 2.2.

2.3	Extension option

(a)	The Company may by notice to the Agent not more than 75 and not less than 45 days before the First Extension Option Date (the “First Extension Request”), request that the Original Termination Date in respect of each Lender’s Commitment be extended to the First Extended Termination Date.

(b)	The Company may by notice to the Agent not more than 75 and not less than 45 days before the Second Extension Option Date (the “Second Extension Request”), request that the then applicable Termination Date in respect of each Lender’s Commitment be extended:

(i)	to the Second Extended Termination Date with respect to Lenders who consented to the First Extension Request; and/or

(ii)	to the First Extended Termination Date or the Second Extended Termination Date (as selected by the Borrower in the Second Extension Request):

(A)	if no First Extension Request has been made; or

(B)	with respect to Lenders who refused, or were deemed not to consent to, the First Extension Request.

(c)	Each Extension Request must be in the form set out in Schedule 17 (Form of Extension Request).

(d)	Each Extension Request is irrevocable.

(e)	The Agent shall promptly notify the Lenders of any Extension Request.

(f)	If a Lender, in its sole discretion, notifies the Agent of its agreement to an Extension Request not later than the date falling 30 days before the relevant Extension Option Date, the Termination Date applicable to its Commitment will, with effect from the relevant Extension Option Date, and subject to paragraph (j) below, be extended in accordance with the relevant Extension Request.

(g)	If any Lender fails to reply to an Extension Request on or before the date falling 30 days before the relevant Extension Option Date, it will be deemed to have refused that Extension Request (such Lender being a “Non-Extending Lender”) and the Termination Date applicable to its Commitment will not be extended in accordance with such Extension Request.

(h)	If one or more (but not all) of the Lenders agree to an Extension Request, then the Agent must notify the Borrower, identifying in that notification any Non-Extending Lenders.

(i)

At any time prior to the relevant Extension Option Date set out in the relevant Extension Request which the Non-Extending Lender refused or was deemed not to consent to, the Company may replace any Non-Extending Lender pursuant to paragraph (d) of Clause 16.5 (Rights of replacement or repayment and cancellation in relation to a single Lender), provided that upon the Replacement Lender assuming the Commitment of the relevant Non-Extending Lender, the Termination Date in respect of such Commitment will be automatically extended to the First Extended Termination Date or the Second Extended Termination Date (as applicable) as set out in the relevant Extension Request.

(j)	Any extension of the Termination Date pursuant to this Clause 2.3 will only take effect if on the date of the relevant Extension Request and on the relevant Extension Option Date:

(i)	no Default is continuing or would result from the proposed extension; and

(ii)	the Repeating Representations to be made by each Obligor are true in all material respects.

2.4	Finance Parties’ rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

3.	PURPOSE

3.1	Purpose

Each Borrower shall apply all amounts borrowed by it under the Revolving Facility towards dividends, share repurchases (other than (i) any acquisition or repurchase of shares in contravention of Section 275 of the Companies Ordinance (Cap. 622) of the Laws of Hong Kong or (ii) any financing or refinancing of the acquisition of or subscription for shares in any Belgian Obligor (save as authorised by Articles 329, 430 and 629 of the Belgian company law and for share buy-backs carried out in accordance with Belgian company law)), acquisitions, working capital, refinancing of existing indebtedness and other general corporate purposes.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Part I of Schedule 2 (Conditions Precedent) in form and substance reasonably satisfactory to the Agent. The Agent shall notify the Company and the Lenders promptly upon being so satisfied.

4.2	Further conditions precedent

Each Lender will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)	in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Revolving Facility Loan and, in the case of any other Revolving Facility Loan, no Default is continuing or would result from the proposed Revolving Facility Loan;

(b)	the Repeating Representations to be made by each Obligor are true in all material respects; and

(c)	it has not notified the Agent that it is or will become unlawful for it to perform any of its obligations as set out under and in accordance with Clause 16.1 (Illegality).

4.3	Conditions relating to Optional Currencies

(a)	A currency will constitute an Optional Currency in relation to a Utilisation if:

(i)	it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency on the Quotation Day and the Utilisation Date for that Utilisation; and

(ii)	it is a Facility Approved Currency or it has been approved by the Agent (acting on the instructions of all the Lenders),

on or prior to receipt by the Agent of the relevant Utilisation Request for that Utilisation.

(b)	If the Agent has received a written request from the Company for a currency to be approved under paragraph (a)(ii) above (other than a Facility Approved Currency), the Agent will confirm to the Company by the Specified Time:

(i)	whether or not the Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount and integral multiples for any subsequent Utilisation in that currency.

4.4	Maximum number of Utilisations

(a)	A Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation 20 or more Utilisations would be outstanding concurrently at any time.

(b)	Any Loan made by a single Lender under Clause 14.2 (Unavailability of a currency) shall not be taken into account in this Clause 4.4.

SECTION 3

UTILISATION

5.	UTILISATION - REVOLVING FACILITY LOANS

5.1	Delivery of a Utilisation Request

A Borrower may utilise the Revolving Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2	Completion of a Utilisation Request for Revolving Facility Loans

(a)	Each Utilisation Request for a Revolving Facility Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Utilisation Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); and

(iii)	the proposed Interest Period complies with Clause 18 (Interest Periods).

(b)	Only one Revolving Facility Loan may be requested in each Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency.

(b)	The amount of the proposed Revolving Facility Loan must be:

(i)	if the currency selected is the Base Currency, a minimum of USD5,000,000, in integral multiples of USD1,000,000 or if less, the Available Facility; or

(ii)	if the currency selected is euro, a minimum amount of EUR5,000,000, in integral multiples of EUR1,000,000, or if less, the Available Facility; or

(iii)	if the currency selected is Singapore Dollars a minimum amount of SGD8,000,000, in integral multiples of SGD2,000,000, or, if less, the Available Facility;

(iv)	if the currency selected is Hong Kong Dollars, a minimum amount of HKD40,000,000, in integral multiples of HKD10,000,000, or, if less, the Available Facility;

(v)	if the currency selected is an Optional Currency other than euro, Singapore Dollars or Hong Kong Dollars, the minimum amount specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Available Facility; and

(vi)	in any event such that its Base Currency Amount is less than or equal to the Available Facility.

5.4	Lenders’ participation

(a)	If the conditions set out in this Agreement have been met and subject to Clause 15.2 (Cashless rollover), each Lender shall make its participation in each Revolving Facility Loan available by the Utilisation Date through its Facility Office by the Specified Time.

(b)	The amount of each Lender’s participation in each Revolving Facility Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Revolving Facility Loan.

(c)	The Agent shall determine the Base Currency Amount of each Revolving Facility Loan which is to be made in an Optional Currency and shall notify each Lender of the amount, currency and the Base Currency Amount of each Revolving Facility Loan, the amount of its participation in that Revolving Facility Loan and, if different, the amount of that participation to be made available in accordance with Clause 37.1 (Payments to the Agent), in each case by the Specified Time.

5.5	Cancellation of Commitment

The Commitments which, at that time, are unutilised (taking into account a Utilisation of the Facility by way of Swingline Loan) shall be immediately cancelled at the end of the Availability Period.

6.	UTILISATION - LETTERS OF CREDIT

6.1	General

(a)	Clause 5 (Utilisation - Revolving Facility Loans) does not apply to a Utilisation by way of Letters of Credit.

(b)	In determining the amount of the Available Facility and a Lender’s L/C Proportion of a proposed Letter of Credit for the purposes of this Agreement, the Available Commitment of a Lender will be calculated ignoring any cash cover provided for outstanding Letters of Credit.

6.2	The Revolving Facility

The Revolving Facility may be utilised by way of Letters of Credit.

6.3	Delivery of a Utilisation Request for Letters of Credit

A Borrower may request a Letter of Credit to be issued by delivery to the Agent (with a copy to the Issuing Bank) of a duly completed Utilisation Request not later than the Specified Time.

6.4	Completion of a Utilisation Request for Letters of Credit

Each Utilisation Request for a Letter of Credit is irrevocable (unless the beneficiary of the Letter of Credit is not approved in accordance with paragraph (g) below or, following the delivery of such Utilisation Request, paragraph (a)(i) of Clause 7.9 (Use of Correspondent Banks) applies) and will not be regarded as having been duly completed unless:

(a)	it specifies that it is for a Letter of Credit;

(b)	the proposed Utilisation Date is a Business Day within the Availability Period;

(c)	the currency and amount of the Letter of Credit comply with Clause 6.5 (Currency and amount);

(d)	the form of Letter of Credit is attached;

(e)	in the case of any Letter of Credit to be issued with a Term of:

(i)	more than one year, the Expiry Date of such Letter of Credit falls on or before the date falling 5 days prior to the Termination Date;

(ii)	one year and which is automatically renewable, the Expiry Date for such Letter of Credit falls on or before the date falling 5 days prior to the Termination Date; and

(iii)	less than one year, the Expiry Date for such Letter of Credit falls on or before the date falling 5 days prior to the Termination Date;

(f)	the delivery instructions for the Letter of Credit are specified; and

(g)	the beneficiary of the Letter of Credit is a Facility Approved L/C Beneficiary or any other beneficiary approved by the Issuing Bank.

6.5	Currency and amount

(a)	The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency.

(b)	The amount of the proposed Letter of Credit must be an amount whose Base Currency Amount is not more than the Available Facility and which is:

(i)	if the currency selected is the Base Currency, a minimum of USD100,000 or, if less, the Available Facility; or

(ii)	if the currency selected is euro, a minimum of EUR100,000, or, if less, the Available Facility; or

(iii)	if the currency selected is Singapore Dollars, a minimum amount of SGD150,000, or, if less, the Available Facility; or

(iv)	if the currency selected is Hong Kong Dollars, a minimum amount of HKD1,000,000, or, if less, the Available Facility; or

(v)	if the currency selected is an Optional Currency other than euro, Singapore Dollars or Hong Kong Dollars, the minimum amount (and if required, integral multiple) specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Available Facility, and in any case the aggregate amount of all outstanding Letters of Credit at any time may not exceed USD30,000,000.

6.6	Issue of Letters of Credit

(a)	If the conditions set out in this Agreement have been met, the Issuing Bank or its Designated Entity (as applicable) shall issue the Letter of Credit on the Utilisation Date.

(b)	The Issuing Bank or its Designated Entity (as applicable) will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request or Renewal Request and on the proposed Utilisation Date:

(i)	no Lender is a Non-Acceptable L/C Lender (unless it has deposited cash collateral in accordance with Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) to the satisfaction of the Issuing Bank);

(ii)	in the case of a Letter of Credit to be renewed in accordance with Clause 6.7 (Renewal of a Letter of Credit), no Event of Default is continuing or would result from the proposed Utilisation and, in the case of any other Utilisation, no Default is continuing or would result from the proposed Utilisation; and

(iii)	the Repeating Representations to be made by each Obligor are true in all material respects.

(c)	The amount of each Lender’s participation in each Letter of Credit will be equal to its L/C Proportion.

(d)	The Agent shall determine the Base Currency Amount of each Letter of Credit which is to be issued in an Optional Currency and shall notify the Issuing Bank or its Designated Entity (as applicable) and each Lender of the details of the requested Letter of Credit and its participation in that Letter of Credit by the Specified Time.

(e)	The Issuing Bank or its Designated Entity (as applicable) has no duty to enquire of any person whether or not any of the conditions set out in paragraph (b) above have been met. The Issuing Bank or its Designated Entity (as applicable) may assume that those conditions have been met unless it is expressly notified to the contrary by the Agent. The Issuing Bank or its Designated Entity (as applicable) will have no liability to any person for issuing a Letter of Credit based on such assumption.

(f)	The Issuing Bank or its Designated Entity (as applicable) is solely responsible for the form of the Letter of Credit that it issues. The Agent has no duty to monitor the form of that document.

(g)	Subject to paragraph (h) of Clause 34.8 (Rights and discretions), each of the Issuing Bank or its Designated Entity (as applicable) and the Agent shall provide the other with any information reasonably requested by the other that relates to a Letter of Credit and its issue.

(h)	The Issuing Bank or its Designated Entity (as applicable) may issue a Letter of Credit in the form of a SWIFT message or other form of communication customary in the relevant market but has no obligation to issue that Letter of Credit in any particular form of communication.

6.7	Renewal of a Letter of Credit

(a)	A Borrower may request that any Letter of Credit issued on behalf of that Borrower be renewed by delivery to the Agent of a Renewal Request in substantially similar form to a Utilisation Request (but which states that it is a Renewal Request) for a Letter of Credit by the Specified Time.

(b)	If the Term of a Letter of Credit is one year, such Letter of Credit shall (unless the Borrower has requested otherwise) be renewed automatically for the same Term (or in the case of the last renewal prior to the Termination Date, such shorter period as is necessary to ensure that the Term of the Letter of Credit does not extend beyond the date falling 5 days prior to the Termination Date provided that the conditions set out in paragraph (e) of Clause 6.4 (Completion of a Utilisation Request for Letters of Credit) and paragraph (b) of Clause 6.6 (Issue of Letters of Credit) have been satisfied.

(c)	The Finance Parties shall treat any Renewal Request in the same way as a Utilisation Request for a Letter of Credit except that the conditions set out in paragraphs (d) and (g) of Clause 6.4 (Completion of a Utilisation Request for Letters of Credit) shall not apply.

(d)	The terms of each renewed Letter of Credit shall be the same as those of the relevant Letter of Credit immediately prior to its renewal, (and, for the avoidance of doubt, the amount of such Letter of Credit can be less than the minimum amount set out in Clause 6.5 (Currency and amount)), except that:

(i)	its amount may be less than the amount of the Letter of Credit immediately prior to its renewal; and

(ii)	its Term shall start on the date which was the Expiry Date of the Letter of Credit immediately prior to its renewal, and shall end on the proposed Expiry Date specified in the Renewal Request.

(e)	Subject to paragraph (f) below, if the conditions set out in this Agreement have been met, the Issuing Bank or its Designated Entity (as applicable) shall amend and re-issue any Letter of Credit pursuant to a Renewal Request.

(f)	Where a new Letter of Credit is to be issued to replace by way of renewal an existing Letter of Credit, the Issuing Bank or its Designated Entity (as applicable) is not required to issue that new Letter of Credit until the Letter of Credit being replaced has been returned to the Issuing Bank or its Designated Entity (as applicable) or the Issuing Bank or its Designated Entity (as applicable) is satisfied either that it will be returned to it or otherwise that no liability can arise under it.

6.8	Reduction of a Letter of Credit

(a)	If, on the proposed Utilisation Date of a Letter of Credit, any Lender under the Revolving Facility is a Non-Acceptable L/C Lender and:

(i)	that Lender has failed to provide cash collateral to the Issuing Bank in accordance with Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover); and

(ii)	the Borrower of that proposed Letter of Credit has not exercised its right to provide cash cover to the Issuing Bank in accordance with paragraph (g) of Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover), the Issuing Bank or its Designated Entity (as applicable) may reduce the amount of that Letter of Credit by an amount equal to the amount of the participation of that Non-Acceptable L/C Lender in respect of that Letter of Credit and that Non-Acceptable L/C Lender shall be deemed not to have any participation (or obligation to indemnify the Issuing Bank or its Designated Entity (as applicable)) in respect of that Letter of Credit for the purposes of the Finance Documents.

(b)	The Issuing Bank shall notify the Agent and the Company of each reduction made pursuant to this Clause 6.8.

(c)	This Clause 6.8 shall not affect the participation of each other Lender in that Letter of Credit.

6.9	Revaluation of Letters of Credit

(a)	If any Letters of Credit are denominated in an Optional Currency, the Agent shall at six-monthly intervals after the date of issue of the Letter of Credit recalculate the Base Currency Amount of each Letter of Credit by notionally converting into the Base Currency the outstanding amount of that Letter of Credit on the basis of the Agent’s Spot Rate of Exchange on the date of calculation.

(b)	A Borrower shall, if requested by the Agent within 5 days of any calculation under paragraph (a) above, ensure that within 3 Business Days sufficient Utilisations are prepaid to prevent the Base Currency Amount of the Utilisations exceeding the Total Commitments following any adjustment to a Base Currency Amount under paragraph (a) above.

6.10	Reduction or expiry of Letter of Credit

If the amount of any Letter of Credit is wholly or partially reduced or it is repaid or prepaid or it expires prior to its Expiry Date, the Issuing Bank and the Borrower that requested the issue of that Letter of Credit shall promptly notify the Agent of the details upon becoming aware of them.

7.	LETTERS OF CREDIT

7.1	Immediately payable

If a Letter of Credit or any amount outstanding under a Letter of Credit becomes immediately payable, the Borrower that requested the issue of that Letter of Credit shall repay or prepay that amount immediately.

7.2	Fee payable in respect of Letters of Credit

(a)	The Company shall pay (or procure that the relevant Borrower pays) to the Issuing Bank a fronting fee and a processing fee in respect of each Letter of Credit requested by it in the amount and at the times agreed in the letter dated on or about the date of the Amendment and Restatement Agreement between the Agent and the Company. A reference in this Agreement to a Fee Letter shall include the letter referred to in this paragraph.

(b)	Each Borrower shall pay to the Agent (for the account of each Lender) a Letter of Credit fee in the currency of the relevant Letter of Credit computed at the same rate as the Applicable Margin on the outstanding amount of each Letter of Credit requested by it for the period from the date of this Agreement and on the cancelled amount of any Lender’s Commitment at any time a cancellation in full is effective. This fee shall be distributed according to each Lender’s L/C Proportion of that Letter of Credit.

(c)	The accrued Letter of Credit fee on a Letter of Credit shall be payable (i) on the last day of each successive period of three Months which ends during the period beginning on the date of this Agreement and ending on the last day of the Availability Period, (ii) on the last day of the Availability Period and, (iii) if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.

(d)	If a Borrower cash covers any part of a Letter of Credit then:

(i)	the fronting fee payable to the Issuing Bank and the Letter of Credit fee payable for the account of each Lender shall continue to be payable until the expiry of the Letter of Credit;

(ii)	the Borrower will be entitled to withdraw the interest accrued on the cash cover to pay those fees.

7.3	Claims under a Letter of Credit

(a)	Each Borrower irrevocably and unconditionally authorises the Issuing Bank or its Designated Entity (as applicable) to pay any claim made or purported to be made under a Letter of Credit requested by it and which appears on its face to be in order and to satisfy the conditions of such Letter of Credit for a claim thereunder (in this Clause 7, a “claim”).

(b)	The relevant Borrower shall immediately on demand pay to the Agent for the Issuing Bank or its Designated Entity (as applicable) an amount equal to the amount of any claim. For the avoidance of doubt, such demand may be made by the Agent on the relevant Borrower before the date on which the Issuing Bank or its Designated Entity (as applicable) pays out under the relevant Letter of Credit, in which case, the Borrower must pay the amount within 5 Business Days of demand.

(c)	Each Borrower acknowledges that the Issuing Bank or its Designated Entity (as applicable):

(i)	is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim; and

(ii)	deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person.

(d)	The obligations of a Borrower under this Clause 7 will not be affected by:

(i)	the sufficiency, accuracy or genuineness of any claim or any other document; or

(ii)	any incapacity of, or limitation on the powers of, any person signing a claim or other document.

7.4	Indemnities

(a)	Each Borrower shall immediately on demand indemnify the Issuing Bank or its Designated Entity (as applicable) against any reasonably documented cost, loss or liability incurred by the Issuing Bank or its Designated Entity (as applicable) (otherwise than by reason of the Issuing Bank’s or its Designated Entity’s (as applicable) gross negligence or wilful misconduct) in acting as the Issuing Bank under any Letter of Credit or Subsequent Letter of Credit requested by that Borrower.

(b)

Unless the Issuing Bank or its Designated Entity’s (as applicable) has been reimbursed by an Obligor pursuant to a Finance Document each Lender shall (according to its L/C Proportion) immediately on demand indemnify the Issuing Bank or its Designated Entity (as applicable) against any cost, loss or liability incurred by the Issuing Bank or its Designated Entity (as applicable)

(otherwise than by reason of the Issuing Bank’s or its Designated Entity’s (as applicable) gross negligence or wilful misconduct) in acting as the Issuing Bank or its Designated Entity (as applicable) under any Letter of Credit or Subsequent Letter of Credit.

(c)	The Borrower which requested a Letter of Credit or Subsequent Letter of Credit shall immediately on demand reimburse any Lender for any payment it makes to the Issuing Bank or its Designated Entity (as applicable) under this Clause 7.4 in respect of that Letter of Credit or Subsequent Letter of Credit.

(d)	The obligations of each Lender or Borrower under this Clause are continuing obligations and will extend to the ultimate balance of sums payable by that Lender or Borrower in respect of any Letter of Credit or Subsequent Letter of Credit, regardless of any intermediate payment or discharge in whole or in part.

(e)	If a Borrower has provided cash cover in respect of a Lender’s participation in a Letter of Credit, the Issuing Bank or its Designated Entity’s (as applicable) shall seek reimbursement from that cash cover before making a demand of that Lender under paragraph (b) above. Any recovery made by the Issuing Bank or its Designated Entity’s (as applicable) pursuant to that cash cover will reduce that Lender’s liability under paragraph (b) above.

(f)	The obligations of any Lender or Borrower under this Clause will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause (without limitation and whether or not known to it or any other person) including:

(i)	any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary or Ultimate Beneficiary under a Letter of Credit or Subsequent Letter of Credit or any other person;

(ii)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or any member of the Group;

(iii)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor, any beneficiary or Ultimate Beneficiary under a Letter of Credit or Subsequent Letter of Credit or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iv)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary or Ultimate Beneficiary under a Letter of Credit or Subsequent Letter of Credit or any other person;

(v)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of a Finance Document, any Letter of Credit, any Subsequent Letter of Credit or any other document or security including, without limitation, any change in the purpose of, any extension, of, or any increase in, any facility or the addition of any new facility under any Finance Document or other document;

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document, any Letter of Credit, any Subsequent Letter of Credit or any other document or security; or

(vii)	any insolvency or similar proceedings.

7.5	Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover

(a)	If, at any time, a Lender under the Revolving Facility is a Non-Acceptable L/C Lender, the Issuing Bank may, by notice to that Lender, request that Lender to pay and that Lender shall pay, on or prior to the date falling 5 Business Days after the request by the Issuing Bank, an amount equal to that Lender’s L/C Proportion of:

(i)	the outstanding amount of a Letter of Credit,

(ii)	in the case of a proposed Letter of Credit, the amount of that proposed Letter of Credit,

and in the currency of that Letter of Credit to an interest-bearing account held in the name of that Lender with the Issuing Bank.

(b)	The Non-Acceptable L/C Lender to whom a request has been made in accordance with paragraph (a) above shall enter into a security document or other form of collateral arrangement over the account, in form and substance satisfactory to the Issuing Bank, as collateral for any amounts due and payable under this Agreement by that Lender to the Issuing Bank or its Designated Entity’s (as applicable) in respect of that Letter of Credit.

(c)	Subject to paragraph (f) below, withdrawals from such an account may only be made to pay the Issuing Bank or its Designated Entity’s (as applicable) amounts due and payable to it under this Agreement by the Non-Acceptable L/C Lender in respect of that Letter of Credit until no amount is or may be outstanding under that Letter of Credit.

(d)	Each Lender under the Revolving Facility shall notify the Agent and the Company:

(i)	on the date of this Agreement or on any later date on which it becomes such a Lender in accordance with Clause 2.2 (Increase in Total Commitments) or Clause 32 (Changes to the Lenders) whether it is a Non-Acceptable L/C Lender; and

(ii)	as soon as practicable upon becoming aware of the same, that it has become a Non-Acceptable L/C Lender,

and an indication in Schedule 1 (The Original Parties), in a Transfer Certificate, in an Assignment Agreement, in a Further Lender Accession Letter or in a Commitment Increase Notice to that effect will constitute a notice under paragraph (i) above to the Agent and, upon delivery in accordance with Clause 32.8 (Copy Documents to Company).

(e)	Any notice received by the Agent pursuant to paragraph (d) above shall constitute notice to the Issuing Bank of that Lender’s status and the Agent shall, upon receiving each such notice, promptly notify the Issuing Bank of that Lender’s status as specified in that notice.

(f)	Notwithstanding paragraph (c) above, a Lender which has provided cash collateral in accordance with this Clause 7.5 may, by notice to the Issuing Bank, request that an amount equal to the amount provided by it as collateral in respect of the relevant Letter of Credit (together with any accrued interest) be returned to it:

(i)	to the extent that such cash collateral has not been applied in satisfaction of any amount due and payable under this Agreement by that Lender to the Issuing Bank or its Designated Entity’s (as applicable) in respect of the relevant Letter of Credit;

(ii)	if:

(A)	it ceases to be a Non-Acceptable L/C Lender;

(B)	its obligations in respect of the relevant Letter of Credit are transferred to a New Lender in accordance with the terms of this Agreement; or

(C)	a Replacement Lender has agreed to undertake that Lender’s obligations in respect of the relevant Letter of Credit in accordance with the terms of this Agreement; and

(iii)	if no amount is due and payable by that Lender in respect of a Letter of Credit,

and the Issuing Bank shall pay that amount to the Lender within 5 Business Days of that Lender’s request (and shall cooperate with the Lender in order to procure that the relevant security or collateral arrangement is released and discharged).

(g)	To the extent that a Non-Acceptable L/C Lender fails to provide cash collateral (or notifies the Issuing Bank that it will not provide cash collateral) in accordance with this Clause 7.5 in respect of a proposed Letter of Credit, the Issuing Bank shall promptly notify the Company (with a copy to the Agent) and the Borrower of that proposed Letter of Credit may, at any time before the proposed Utilisation Date of that Letter of Credit, provide cash cover to an account with the Issuing Bank in an amount equal to that Lender’s L/C Proportion of the amount of that proposed Letter of Credit.

7.6	Requirement for cash cover from Borrower

If:

(a)	a Non-Acceptable L/C Lender fails to provide cash collateral (or notifies the Issuing Bank that it will not provide cash collateral) in accordance with Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) in respect of a Letter of Credit that has been issued;

(b)	the Issuing Bank notifies the Company (with a copy to the Agent) that it requires the Borrower of the relevant Letter of Credit to provide cash cover to an account (held in the name of the Borrower) with the Issuing Bank in an amount equal to that Lender’s L/C Proportion of the outstanding amount of that Letter of Credit; and

(c)	that Borrower has not already provided such cash cover which is continuing to stand as collateral,

then that Borrower shall provide such cash cover within 5 Business Days of the notice referred to in paragraph (b) above.

7.7	Regulation and consequences of cash cover provided by Borrower

(a)	Any cash cover provided by a Borrower pursuant to Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) or Clause 7.6 (Requirement for cash cover from Borrower) may be funded out of a Revolving Facility Loan.

(b)	Notwithstanding paragraph (e) of Clause 1.2 (Construction), the relevant Borrower may request that an amount equal to the cash cover (together with any accrued interest) provided by it pursuant to Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) or Clause 7.6 (Requirement for cash cover from Borrower) be returned to it:

(i)	to the extent that such cash cover has not been applied in satisfaction of any amount due and payable under this Agreement by that Borrower to the Issuing Bank or its Designated Entity’s (as applicable) in respect of a Letter of Credit;

(ii)	if:

(A)	the relevant Lender ceases to be a Non Acceptable L/C Lender;

(B)	the relevant Lender’s obligations in respect of the relevant Letter of Credit are transferred to a New Lender in accordance with the terms of this Agreement; or

(C)	a Replacement Lender has agreed to undertake that Lender’s obligations in respect of the relevant Letter of Credit in accordance with the terms of this Agreement; and

(iii)	if no amount is due and payable by the relevant Lender in respect of the relevant Letter of Credit,

and the Issuing Bank shall pay that amount to that Borrower within 5 Business Days of that Borrower’s request

(c)	To the extent that a Borrower has provided cash cover pursuant to Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) or Clause 7.6 (Requirement for cash cover from Borrower), the relevant Lender’s L/C Proportion in respect of that Letter of Credit will remain (but that Lender’s obligations in relation to that Letter of Credit may be satisfied in accordance with paragraph (e)(ii) of Clause 1.2 (Construction).

(d)	The Issuing Bank shall promptly notify the Agent of the extent to which a Borrower provides cash cover pursuant to Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) or Clause 7.6 (Requirement for cash cover from Borrower) and of any change in the amount of cash cover so provided.

7.8	Rights of contribution

No Obligor will be entitled to any right of contribution or indemnity from any Finance Party in respect of any payment it may make under this Clause 7.

7.9	Use of Correspondent Banks

(a)	Where:

(i)	the Issuing Bank considers it necessary to issue a Letter of Credit through a Correspondent Bank; or

(ii)	the Ultimate Beneficiary requests that its letter of credit be issued by a bank other than the Issuing Bank,

subject to Clause 6 (Utilisation Request – Letters of Credit), and provided that:

(A)	the relevant Borrower agrees to the Letter of Credit being issued to a Correspondent Bank in order to allow that Correspondent Bank to issue a letter of credit (the “Subsequent Letter of Credit”) to the Ultimate Beneficiary; and

(B)	the Utilisation Request in respect of such Letter of Credit identifies the Ultimate Beneficiary and the Correspondent Bank,

the Issuing Bank may issue a Letter of Credit to a Correspondent Bank, in order to allow that Correspondent Bank to issue a Subsequent Letter of Credit to the Ultimate Beneficiary.

(b)	The Company must pay on demand to the Issuing Bank the amount of all costs and expenses (including fees payable to the Correspondent Bank) reasonably incurred by it in connection with the issue of the Subsequent Letter of Credit by the Correspondent Bank.

8.	DOLLAR SWINGLINE FACILITY

8.1	General

(a)	Clause 4.2 (Further conditions precedent) and 4.3 (Conditions relating to Optional Currencies);

(b)	Clause 5 (Utilisation - Revolving Facility Loans);

(c)	Clause 6 (Utilisation - Letters of Credit);

(d)	Clause 12 (Utilisation - Euro Swingline Loans);

(e)	Clause 14 (Optional Currencies);

(f)	Clause 17 (Interest) as it applies to the calculation of interest on a Loan but not default interest on an overdue amount;

(g)	Clause 18 (Interest Periods); and

(h)	Clause 19 (Changes to the Calculation of Interest),

do not apply to Dollar Swingline Loans.

8.2	Dollar Swingline Facility

Subject to the terms of this Agreement, the Dollar Swingline Lender makes available to the Borrowers a dollar swingline loan facility in an aggregate amount equal to the Swingline Amount, provided that any Dollar Swingline Loan to WABCO Asia Private Ltd. or to any Obligor incorporated in Singapore shall be made available out of a Singapore branch of the Original Dollar Swingline Lender.

8.3	Purpose

Each Borrower shall apply all amounts borrowed by it under the Dollar Swingline Facility towards dividends, share repurchases (other than (i) any acquisition or repurchase of shares in contravention of Section 275 of the Companies Ordinance (Cap. 622) of the Laws of Hong Kong or (ii) any financing or refinancing of the acquisition of or subscription for shares in any Belgian Obligor (save as authorised by Articles 329, 430 and 629 of the Belgian company law and for share buy-backs carried out in accordance with Belgian company law)), acquisitions, working capital and other general corporate purposes. A Dollar Swingline Loan may not be applied in repayment or prepayment of another Swingline Loan.

9.	UTILISATION - DOLLAR SWINGLINE LOANS

9.1	Delivery of a Utilisation Request for Dollar Swingline Loans

A Borrower may utilise the Dollar Swingline Facility by delivery to the Dollar Swingline Agent (copied to the Agent and to the Dollar Swingline Lender) of a duly completed Utilisation Request not later than the Specified Time.

9.2	Completion of a Utilisation Request for Dollar Swingline Loans

(a)	Each Utilisation Request for a Dollar Swingline Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Borrower;

(ii)	it specifies that it is for a Dollar Swingline Loan;

(iii)	the proposed Utilisation Date is a New York Business Day within the Availability Period;

(iv)	the Dollar Swingline Loan is denominated in US Dollars;

(v)	the amount of the proposed Dollar Swingline Loan is not more than the Available Dollar Swingline Facility and is a minimum of USD500,000 or, if less, the Available Dollar Swingline Facility; and

(vi)	the proposed Interest Period:

(A)	does not overrun the Termination Date;

(B)	is a period of not more than 10 New York Business Days; and

(C)	ends on a New York Business Day.

(b)	Only one Dollar Swingline Loan may be requested in each Utilisation Request.

9.3	Dollar Swingline Loan conditions

(a)	If the conditions set out in this Agreement have been met, the Dollar Swingline Lender shall make each Dollar Swingline Loan available through its Facility Office in New York City or in the case of a Dollar Swingline Loan being made by a Designated Entity, through the Facility Office of that Designated Entity in its Designated Jurisdiction (as defined in paragraph (a) of Clause 32.11 (Designated Entities)).

(b)	The Dollar Swingline Lender will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request and on the proposed Utilisation Date:

(i)	there are no Defaulting Lenders (unless such Defaulting Lender has had its Commitment repaid and cancelled in full or it has been replaced pursuant to Clause 16.5 (Right of replacement or repayment and cancellation in relation to a single Lender));

(ii)	no Default is continuing or would result from the proposed Utilisation; and

(iii)	the Repeating Representations to be made by each Obligor are true in all material respects.

(c)	The Dollar Swingline Agent shall notify the Agent, the Dollar Swingline Lender and the other Lenders of the amount of each Dollar Swingline Loan by the Specified Time.

9.4	Relationship with the Revolving Facility

(a)	This Clause 9.4 applies when a Dollar Swingline Loan is outstanding or is to be borrowed.

(b)	The Revolving Facility may be used by way of Dollar Swingline Loans. The Dollar Swingline Facility is not independent of the Revolving Facility.

(c)	Notwithstanding any other term of this Agreement a Lender is only obliged to participate in a Revolving Facility Loan or a Dollar Swingline Loan to the extent that it would not result in the Base Currency Amount of its participation (and that of a Lender which is its Designated Entity) in the Loans exceeding its Overall Commitment.

(d)	Where, but for the operation of paragraph (c) above, the Base Currency Amount of a Lender’s participation (and that of a Lender which is its Designated Entity) in the Loans would have exceeded its Overall Commitment, the excess will be apportioned among the other Lenders participating in the relevant Loan pro rata according to their Commitments. This calculation will be applied as often as necessary until the Loan is apportioned among the relevant Lenders in a manner consistent with paragraph (c) above.

10.	DOLLAR SWINGLINE LOANS

10.1	Dollar Swingline Loan participation

(a)	Although the Dollar Swingline Lender makes each Dollar Swingline Loan subject to the terms of this Agreement, each Lender agrees it is deemed to have a participation in each Dollar Swingline Loan in an amount equal to its Dollar Swingline Proportion and it further agrees that if required pursuant to the operation of this Clause 10.1 it will fund such amount.

(b)	The Dollar Swingline Lender may, by written notice to the Dollar Swingline Agent not later than the Specified Time on any Business Day require each of the other Lenders to fund its participation on such Business Day in all or a portion of the Dollar Swingline Loans outstanding in an amount equal to its Dollar Swingline Proportion of such Dollar Swingline Loans.

(c)	Such notice shall specify the amount of the Dollar Swingline Loans in which the Dollar Swingline Lender requires the Lenders to fund its participation. The Dollar Swingline Agent will give written notice thereof to each Lender (with a copy to the Company) not later than the Specified Time, specifying in such notice the relevant Lender’s Dollar Swingline Proportion of each Dollar Swingline Loan.

(d)	Each Lender acknowledges and agrees that its obligation to fund participations in Dollar Swingline Loans pursuant to this Clause 10.1 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any set-off, withholding or reduction whatsoever.

(e)	Each Lender shall comply with its obligation under this Clause 10.1 by wire transfer of immediately available funds to the Dollar Swingline Agent by the Specified Time and the Dollar Swingline Agent shall promptly pay the amounts so received to the Dollar Swingline Lender.

(f)	Any amounts received by the Dollar Swingline Lender from any Borrower (or other party on behalf of any Borrower) in respect of a Dollar Swingline Loan after receipt by the Dollar Swingline Lender of the proceeds of participations therein shall be promptly remitted to the Dollar Swingline Agent; any such amounts received by the Dollar Swingline Agent shall be promptly remitted by the Dollar Swingline Agent to the Lenders that shall have made their payments pursuant to this Clause 10.1 and to the Dollar Swingline Lender, in the amount that is proportionate to their shares.

(g)	Any payment under this Clause does not reduce the obligations of the Obligors.

10.2	Repayment of Dollar Swingline Loans

Each Borrower that has drawn a Dollar Swingline Loan shall repay that Dollar Swingline Loan on the last day of its Interest Period.

10.3	Voluntary prepayment of Dollar Swingline Loans

(a)	The Borrower to which a Dollar Swingline Loan has been made may prepay at any time (with accrued interest and, subject to any Break Costs, without premium or penalty) the whole of that Dollar Swingline Loan.

(b)	Unless a contrary indication appears in this Agreement, any part of the Dollar Swingline Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

10.4	Interest

(a)	The rate of interest on each Dollar Swingline Loan for any day during its Interest Period is the aggregate of:

(i)	the Applicable Margin; and

(ii)	the rate per annum being the highest of:

(A)	the Prime Rate;

(B)	the Federal Funds Rate (as published by the Federal Reserve Bank of New York) plus 0.50 per cent. per annum; and

(C)	one month USD LIBOR plus 1.00 per cent. per annum;

or, if Citibank N.A. is the sole Lender with a funded participation in a Dollar Swingline Loan, the rate per annum being the highest of:

(D)	the Prime Rate minus 0.75 per cent. per annum;

(E)	the Federal Funds Rate (as published by the Federal Reserve Bank of New York) plus 0.50 per cent. per annum; and

(F)	one month USD LIBOR plus 1.00 per cent. per annum.

(b)	The Dollar Swingline Agent shall promptly notify the Dollar Swingline Lender and the relevant Borrower of the determination of the rate of interest under paragraph (a) above, such notification to be made daily by no later than 1:00 p.m. on each day of the relevant Interest Period.

(c)	If any day during an Interest Period is not a New York Business Day, the rate of interest on a Dollar Swingline Loan on that day will be the rate applicable to the immediately preceding New York Business Day.

(d)	Each Borrower shall pay accrued interest on each Dollar Swingline Loan made to it on the last day of its Interest Period.

(e)	For the avoidance of doubt accrued interest and utilisation fee (if applicable) on each Dollar Swingline Loan is solely for the benefit of the Dollar Swingline Lender until such time, if any, as a Lender funds its participation in such Dollar Swingline Loan pursuant to Clause 10.1 (Dollar Swingline Loan participation) at which time such Lender becomes entitled to interest and utilisation fee (if applicable) on the amount and from the date it has funded.

10.5	Unavailability of rate - Dollar Swingline Facility

(a)	If none of the Prime Rate, Federal Funds Rate or Screen Rate for one month USD LIBOR (each a “Dollar Swingline Benchmark Rate”) is available for any day, the applicable Dollar Swingline Benchmark Rate for that day shall be the Reference Bank Rate for that day.

(b)	If paragraph (a) above applies but no Reference Bank Rate is available for that day there shall be no Dollar Swingline Benchmark Rate for that day and Clause 10.7 (Cost of funds - Dollar Swingline Facility) shall apply.

10.6	Calculation of Reference Bank Rate - Dollar Swingline Facility

(a)	Subject to paragraph (b) below, if the Dollar Swingline Benchmark Rate is to be determined on the basis of a Reference Bank Rate for a day but a Reference Bank does not supply a quotation by noon on that day, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about noon on that day none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for that day.

10.7	Cost of funds - Dollar Swingline Facility

(a)	If this Clause 10.7 applies, the rate of interest on the relevant Dollar Swingline Loan for the relevant day shall be the percentage rate per annum which is the sum of:

(i)	the Applicable Margin; and

(ii)	the rate notified to the Dollar Swingline Agent by the Dollar Swingline Lender as soon as practicable and in any event before interest is due to be paid in respect of that Dollar Swingline Loan, which expresses as a percentage rate per annum the cost to the Dollar Swingline Lender of funding its participation in that Dollar Swingline Loan from whatever source it may reasonably select.

(b)	Notwithstanding paragraph (a) above, if this Clause 10.7 applies and a Lender has funded a Dollar Swingline Loan pursuant to Clause 10.1 (Dollar Swingline Loan participation), the rate of interest on each such Lender’s share of the relevant Dollar Swingline Loan for the relevant day shall instead be the percentage rate per annum which is the sum of:

(i)	the Applicable Margin; and

(ii)	the rate notified to the Dollar Swingline Agent by such Lender as soon as practicable and in any event before interest is due to be paid in respect of that Dollar Swingline Loan, which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Dollar Swingline Loan from whatever source it may reasonably select.

10.8	Interest Period

(a)	Each Dollar Swingline Loan has one Interest Period only.

(b)	The Interest Period for a Dollar Swingline Loan must be selected in the relevant Utilisation Request.

10.9	Dollar Swingline Agent

Notwithstanding any other term of this Agreement and without limiting the liability of any Obligor under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) pay to or indemnify the Dollar Swingline Agent, within 3 Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Dollar Swingline Agent (other than by reason of the Dollar Swingline Agent’s gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 37.10 (Disruption to payment systems etc.) notwithstanding the Dollar Swingline Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Dollar Swingline Agent in acting as Dollar Swingline Agent in respect of the Dollar Swingline Facility under the Finance Documents (unless the Dollar Swingline Agent has been reimbursed by an Obligor pursuant to a Finance Document).

11.	EURO SWINGLINE FACILITY

11.1	General

(a)	Clause 4.2 (Further conditions precedent) and 4.3 (Conditions relating to Optional Currencies);

(b)	Clause 5 (Utilisation - Revolving Facility Loans);

(c)	Clause 6 (Utilisation - Letters of Credit);

(d)	Clause 9 (Utilisation - Dollar Swingline Loans);

(e)	Clause 14 (Optional Currencies);

(f)	Clause 17 (Interest) as it applies to the calculation of interest on a Loan but not default interest on an overdue amount;

(g)	Clause 18 (Interest Periods); and

(h)	Clause 19 (Changes to the Calculation of Interest),

do not apply to Euro Swingline Loans.

11.2	Euro Swingline Facility

Subject to the terms of this Agreement, the Euro Swingline Lender makes available to the Borrowers a euro swingline loan facility in an aggregate amount equal to the Swingline Amount, provided that any Euro Swingline Loan to WABCO Asia Private Ltd. or to any Obligor incorporated in Singapore shall be made available out of a Singapore branch of the Original Euro Swingline Lender.

11.3	Purpose

Each Borrower shall apply all amounts borrowed by it under the Euro Swingline Facility towards dividends, share repurchases (other than (i) any acquisition or repurchase of shares in contravention of Section 275 of the Companies Ordinance (Cap. 622) of the Laws of Hong Kong or (ii) any financing or refinancing of the acquisition of or subscription for shares in any Belgian Obligor (save as authorised by Articles 329, 430 and 629 of the Belgian company law and for share buy-backs carried out in accordance with Belgian company law)), acquisitions, working capital and other general corporate purposes. A Euro Swingline Loan may not be applied in repayment or prepayment of another Swingline Loan.

12.	UTILISATION - EURO SWINGLINE LOANS

12.1	Delivery of a Utilisation Request for Euro Swingline Loans

A Borrower may utilise the Euro Swingline Facility by delivery to the Euro Swingline Agent (copied to the Agent and to the Euro Swingline Lender) of a duly completed Utilisation Request not later than the Specified Time.

12.2	Completion of a Utilisation Request for Euro Swingline Loans

(a)	Each Utilisation Request for a Euro Swingline Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Borrower;

(ii)	it specifies that it is for a Euro Swingline Loan;

(iii)	the proposed Utilisation Date is a TARGET Day within the Availability Period;

(iv)	the Euro Swingline Loan is denominated in euro;

(v)	the amount of the proposed Euro Swingline Loan is an amount whose Base Currency Amount is not more than the Available Euro Swingline Facility and is a minimum of the euro equivalent of USD500,000 or, if less, the Available Euro Swingline Facility; and

(vi)	the proposed Interest Period:

(A)	does not overrun the Termination Date;

(B)	is a period of not more than 10 TARGET Days; and

(C)	ends on a TARGET Day.

(b)	Only one Euro Swingline Loan may be requested in each Utilisation Request.

12.3	Euro Swingline Loan conditions

(a)	If the conditions set out in this Agreement have been met, the Euro Swingline Lender shall make each Euro Swingline Loan available through its Facility Office in London or in the case of a Euro Swingline Loan being made by a Designated Entity, through the Facility Office of that Designated Entity in its Designated Jurisdiction (as defined in paragraph (a) of Clause 32.11 (Designated Entities)).

(b)	The Euro Swingline Lender will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request and on the proposed Utilisation Date:

(i)	there are no Defaulting Lenders (unless such Defaulting Lender has had its Commitment repaid and cancelled in full or it has been replaced pursuant to Clause 16.5 (Right of replacement or repayment and cancellation in relation to a single Lender));

(ii)	no Default is continuing or would result from the proposed Utilisation; and

(iii)	the Repeating Representations to be made by each Obligor are true in all material respects.

(c)	The Euro Swingline Agent shall determine the Base Currency Amount of each Euro Swingline Loan and notify the Agent, the Euro Swingline Lender and the other Lenders of the amount of each Euro Swingline Loan by the Specified Time.

12.4	Relationship with the Revolving Facility

(a)	This Clause 12.4 applies when a Euro Swingline Loan is outstanding or is to be borrowed.

(b)	The Revolving Facility may be used by way of Euro Swingline Loans. The Euro Swingline Facility is not independent of the Revolving Facility.

(c)	Notwithstanding any other term of this Agreement a Lender is only obliged to participate in a Loan to the extent that it would not result in the Base Currency Amount of its participation (and that of a Lender which is its Designated Entity) in the Loans exceeding its Overall Commitment.

(d)	Where, but for the operation of paragraph (c) above, the Base Currency Amount of a Lender’s participation (and that of a Lender which is its Designated Entity) in the Loans would have exceeded its Overall Commitment, the excess will be apportioned among the other Lenders participating in the relevant Loan pro rata according to their Commitments. This calculation will be applied as often as necessary until the Loan is apportioned among the relevant Lenders in a manner consistent with paragraph (c) above.

13.	EURO SWINGLINE LOANS

13.1	Euro Swingline Loan participation

(a)	Although the Euro Swingline Lender makes each Euro Swingline Loan subject to the terms of this Agreement, each Lender agrees it is deemed to have a participation in each Euro Swingline Loan in an amount equal to its Euro Swingline Proportion and it further agrees that if required pursuant to the operation of this Clause 13.1, it will fund such amount.

(b)	The Euro Swingline Lender may, by written notice to the Euro Swingline Agent not later than the Specified Time on any Business Day require each of the other Lenders to fund its participation on such Business Day in all or a portion of the Euro Swingline Loans outstanding in an amount equal to the Euro Swingline Proportion of such Euro Swingline Loans.

(c)	Such notice shall specify the amount of the Euro Swingline Loans in which the Euro Swingline Lender requires the Lenders to fund its participation. The Euro Swingline Agent will give written notice thereof to each Lender (with a copy to the Company) not later than the Specified Time, specifying in such notice the relevant Lender’s Euro Swingline Proportion of each Euro Swingline Loan.

(d)	Each Lender acknowledges and agrees that its obligation to acquire participations in Euro Swingline Loans pursuant to this Clause 13.1 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any set-off, abatement, withholding or reduction whatsoever.

(e)	Each Lender shall comply with its obligation under this Clause 13.1 by wire transfer of immediately available funds to the Euro Swingline Agent by the Specified Time and the Euro Swingline Agent shall promptly pay the amounts so received to the Euro Swingline Lender.

(f)	Any amounts received by the Euro Swingline Lender from any Borrower (or other party on behalf of any Borrower) in respect of a Euro Swingline Loan after receipt by the Euro Swingline Lender of the proceeds of participations therein shall be promptly remitted to the Euro Swingline Agent; any such amounts received by the Euro Swingline Agent shall be promptly remitted by the Euro Swingline Agent to the Lenders that shall have made their payments pursuant to this Clause 13.1 and to the Euro Swingline Lender in the amount that is proportionate to their shares.

(g)	Any payment under this Clause does not reduce the obligations of the Obligors.

13.2	Repayment of Euro Swingline Loans

Each Borrower that has drawn a Euro Swingline Loan shall repay that Euro Swingline Loan on the last day of its Interest Period.

13.3	Voluntary prepayment of Euro Swingline Loans

(a)	The Borrower to which a Euro Swingline Loan has been made may prepay at any time (with accrued interest and, subject to any Break Costs, without premium or penalty) the whole of that Euro Swingline Loan.

(b)	Unless a contrary indication appears in this Agreement, any part of the Euro Swingline Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

13.4	Interest

(a)	The rate of interest on each Euro Swingline Loan for its Interest Period is the aggregate of:

(i)	the Applicable Margin; and

(ii)	the rate per annum equal to the sum of the higher of:

(A)	the rate of interest per annum at which the overnight deposits in Euro in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such by the Euro Swingline Agent to major banks in the local market; and

(B)	the cost of funds to the Euro Swingline Agent with respect to such amounts for such day, expressed as a rate of interest per annum.

(b)	The Euro Swingline Agent shall promptly notify the Euro Swingline Lender and the relevant Borrower of the determination of the rate of interest under paragraph (a) above.

(c)	Each Borrower shall pay accrued interest on each Euro Swingline Loan made to it on the last day of its Interest Period.

(d)	For the avoidance of doubt accrued interest and utilisation fee (if applicable) on each Euro Swingline Loan is solely for the benefit of the Euro Swingline Lender until such time, if any, as a Lender funds its participation in such Euro Swingline Loan pursuant to Clause 13.1 (Euro Swingline Loan participation) at which time such Lender becomes entitled to interest and utilisation fee (if applicable) on the amount and from the date it has funded.

13.5	Interest Period

(a)	Each Euro Swingline Loan has one Interest Period only.

(b)	The Interest Period for a Euro Swingline Loan must be selected in the relevant Utilisation Request.

13.6	Euro Swingline Agent

Notwithstanding any other term of this Agreement and without limiting the liability of any Obligor under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) pay to or indemnify the Euro Swingline Agent, within 3 Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Euro Swingline Agent (other than by reason of the Euro Swingline Agent’s gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 37.10 (Disruption to payment systems etc.) notwithstanding the Euro Swingline Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Euro Swingline Agent in acting as Euro Swingline Agent in respect of the Euro Swingline Facility under the Finance Documents (unless the Euro Swingline Agent has been reimbursed by an Obligor pursuant to a Finance Document).

14.	OPTIONAL CURRENCIES

14.1	Selection of currency

A Borrower (or the Company on behalf of a Borrower) shall select the currency of a Utilisation in a Utilisation Request.

14.2	Unavailability of a currency

If before the Specified Time on any Quotation Day:

(a)	a Lender notifies the Agent that the Optional Currency requested is not readily available to it in the amount required; or

(b)	a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it,

the Agent will give notice to the relevant Borrower and the Company to that effect by the Specified Time on that day. In this event, any Lender that gives notice pursuant to this Clause 14.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender’s proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender’s proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period, provided that:

(i)	any part of a Loan treated as a separate Loan under this Clause 14.2 will not be taken into account for the purposes of any limit on the number of Loans or currencies outstanding at any one time; and

(ii)	a Loan will still be treated as a Rollover Loan if it is not denominated in the same currency as the maturing Loan by reason only of the operation of this Clause 14.2.

14.3	Participation in a Loan

Each Lender’s participation in a Loan will be determined in accordance with paragraph (b) of Clause 5.4 (Lenders’ participation).

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

15.	REPAYMENT OF LOANS

15.1	Repayment of Loans

Each Borrower which has drawn a Revolving Facility Loan shall repay that Revolving Facility Loan on the last day of its Interest Period. The obligations of the Borrowers under this Agreement are several and not joint.

15.2	Cashless rollover

Without prejudice to each Borrower’s obligation under Clause 15.1 (Repayment of Loans), if:

(a)	one or more Revolving Facility Loans are to be made available to any Borrower:

(i)	on the same day that a maturing Revolving Facility Loan is due to be repaid by that Borrower;

(ii)	in the same currency as the maturing Revolving Facility Loan (unless it arose as a result of the operation of Clause 14.2 (Unavailability of a currency); and

(iii)	in whole or in part for the purpose of refinancing the maturing Revolving Facility Loan; and

(b)	the proportion borne by each Lender’s participation in the maturing Revolving Facility Loan to the amount of that maturing Revolving Facility Loan is the same as the proportion borne by that Lender’s participation in the new Revolving Facility Loans to the aggregate amount of those new Revolving Facility Loans, the aggregate amount of the new Revolving Facility Loans shall, unless the relevant Borrower notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Revolving Facility Loan so that:

(i)	if the amount of the maturing Revolving Facility Loan exceeds the aggregate amount of the new Revolving Facility Loans:

(A)	the relevant Borrower will only be required to make a payment under Clause 37.1 (Payments to the Agent) in an amount in the relevant currency equal to that excess; and

(B)	each Lender’s participation in the new Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Revolving Facility Loan and that Lender will not be required to make a payment under Clause 37.1 (Payments to the Agent) in respect of its participation in the new Revolving Facility Loans; and

(ii)	if the amount of the maturing Revolving Facility Loan is equal to or less than the aggregate amount of the new Revolving Facility Loans:

(A)	the relevant Borrower will not be required to make a payment under Clause 37.1 (Payments to the Agent); and

(B)	each Lender will be required to make a payment under Clause 37.1 (Payments to the Agent) in respect of its participation in the new Revolving Facility Loans only to the extent that its participation in the new Revolving Facility Loans exceeds that Lender’s participation in the maturing Revolving Facility Loan and the remainder of that Lender’s participation in the new Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Revolving Facility Loan.

16.	PREPAYMENT AND CANCELLATION

16.1	Illegality

(a)	If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Utilisation, that Lender shall promptly notify the Agent upon becoming aware of that event and shall take all reasonable steps to mitigate in accordance with Clause 24.1 (Mitigation) and without prejudice to such Lender’s obligations under Clause 24.1 (Mitigation):

(i)	within 20 Business Days of the Agent notifying the Company, the Company may, by written notice to the Agent and that Lender, require that Lender to transfer its Commitment to a replacement Lender in accordance with paragraph (d) of Clause 16.5 (Right of replacement or repayment and cancellation in relation to a single Lender) provided that any applicable grace period permitted by law has not expired; and

(ii)	if the Company does not deliver a notice under paragraph (i) above within 20 Business Days of receipt of notice from the Agent or any applicable grace period permitted by law under paragraph (i) above has expired, the Commitment of that Lender will be immediately cancelled and each Borrower shall repay that Lender’s participation in the Utilisations made to that Borrower on the last day of the Interest Period for each Utilisation occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent.

(b)	If at any time it is or will become unlawful for the Issuing Bank or its Designated Entity (as applicable) to issue or leave outstanding any Letter of

Credit, the Issuing Bank shall promptly notify the Agent upon becoming aware of that event, and upon the Agent notifying the Company, the Facility shall cease to be available for the issue of Letters of Credit and each Borrower shall use its reasonable endeavours to procure the release of each Letter of Credit requested by that Borrower and outstanding at such time as soon as practicable.

16.2	Change of control

(a)	If, at any time, but subject to the proviso below, any person or group of persons acting in concert gains control of the Company:

(i)	the Company shall promptly notify the Agent upon becoming aware of that event;

(ii)	a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan) including for the avoidance of doubt, during any Consultation Period (as defined in paragraph (iii) below) or any Notice Period (as defined in paragraph (iv) below);

(iii)	the Company may by notice to the Agent (upon receipt of which the Agent shall promptly notify the other Lenders) commence a consultation period of not less than 10 days with the Lenders in respect of such change of control (a “Consultation Period”) with a view to agreeing whether the Facilities shall continue to be made available and on what terms;

(iv)	if no agreement is reached between the Company and the Lenders pursuant to paragraph (iii) above and if a Lender so requires and notifies the Agent at any time following the end of a Consultation Period, the Agent shall, by not less than 20 days’ notice to the Company (the “Notice Period”), cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Utilisations, together with accrued interest and all other amounts accrued under the Finance Documents, immediately due and payable, at which time the Commitment of that Lender will be cancelled and all such outstanding amounts will become immediately due and payable, provided that paragraphs (ii), (iii) and (iv) above shall not apply to a situation where: (A) all of the shares of the Company are howsoever transferred to another company whose voting share capital is owned by those persons that own the voting share capital of the Company immediately prior to such transfer in the same proportions as they owned the voting share capital of the Company; and (B) such company accedes to this Agreement as an Additional Guarantor.

(b)	For the purpose of paragraph (a) above “control” means:

(i)	the power (directly or indirectly and whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of the Company; or

(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Company; or

(C)	give directions with respect to the operating and financial policies of the Company which the directors or other equivalent officers of the Company are obliged to comply with; or

(ii)	the holding, directly or indirectly, of more than one-half of the issued share capital of the Company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

(iii)	For the purpose of paragraph (a) above “acting in concert” means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in the Company, to obtain or consolidate control of the Company.

16.3	Voluntary cancellation

The Company may at any time, if it gives the Agent not less than 3 Business Days’ (or such shorter period as the Majority Lenders may agree) prior irrevocable written notice, cancel the whole or any part (being a minimum amount of USD5,000,000, in integral multiples of USD1,000,000) of the Available Facility. Any cancellation under this Clause 16.3 shall reduce the Commitments of the Lenders rateably.

16.4	Voluntary prepayment of Utilisations

The Borrower to which a Utilisation has been made may, if it gives the Agent not less than 3 Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Utilisation with accrued interest and, subject to Break Costs, without premium or penalty (but if in part, being an amount that reduces the Base Currency Amount of the Utilisations by a minimum amount of USD1,000,000).

16.5	Right of replacement or repayment and cancellation in relation to a single Lender

(a)	If:

(i)	it is or will become unlawful for a Lender to perform any of its obligations as set out under Clause 16.1 (Illegality);

(ii)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 21.2 (Tax gross-up);

(iii)	any Lender claims indemnification from the Company under Clause 21.3 (Tax indemnity) or Clause 22.1 (Increased costs); or

(iv)	any Lender is a Defaulting Lender,

the Company may, whilst (in the case of paragraphs (ii), (iii) and (iv) above) the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender’s participation in the Utilisations, in each case, or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero.

(c)	On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Utilisation is outstanding shall repay that Lender’s participation in that Utilisation.

(d)	The Company may:

(i)	in the circumstances set out in paragraph (a) above; or

(ii)	in the circumstances set out in paragraph (i) of Clause 2.3 (Extension option),

on 5 Business Days’ prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and to the extent permitted by law, that Lender shall) transfer pursuant to Clause 32 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a “Replacement Lender”) selected by the Company which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 32 (Changes to the Lenders) for a purchase price in cash or other cash payment payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest and/or Letter of Credit fees (to the extent that the Agent has not given a notification under Clause 32.10 (Pro rata interest settlement), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent;

(ii)	neither the Agent nor any Lender shall have any obligation to find a replacement Lender;

(iii)	in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and

(iv)	the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (d) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.

(f)	A Lender shall perform the checks described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

16.6	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause 16 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)	Unless a contrary indication appears in this Agreement, any part of a Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

(d)	The Borrowers shall not repay or prepay all or any part of the Utilisations or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated (other than in accordance with Clause 2.2 (Increase in Total Commitments)).

(f)	If the Agent receives a notice under this Clause 16 it shall promptly forward a copy of that notice to either the Company or the affected Lender or Issuing Bank, as appropriate.

(g)	If all or part of any Lender’s participation is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender’s Commitment (equal to the Base Currency Amount of the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment.

16.7	Application of prepayments

Any prepayment of a Utilisation pursuant to Clause 16.4 (Voluntary prepayment of Utilisations) shall be applied pro rata to each Lender’s participation in that Utilisation.

SECTION 5

COSTS OF UTILISATION

17.	INTEREST

17.1	Calculation of interest

The rate of interest on each Revolving Facility Loan for each Interest Period is the percentage rate per annum which is the aggregate of the:

(a)	Applicable Margin; and

(b)	LIBOR or, in relation to any Revolving Facility Loan in euro, EURIBOR or, in relation to any Revolving Facility Loan in a Non-LIBOR Currency, the Benchmark Rate for that currency.

17.2	Payment of interest

The Borrower to which a Loan has been made shall pay accrued interest on that Revolving Facility Loan on the last day of each Interest Period (and, if the Interest Period is longer than six Months, on the dates falling at six Monthly intervals after the first day of the Interest Period).

17.3	Default interest

(a)	If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is one per cent per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 17.3 shall be immediately payable by the Obligor on demand by the Agent.

(b)	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)	the rate of interest applying to the overdue amount during that first Interest Period shall be one per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.

(c)	Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

17.4	Notification of rates of interest

(a)	The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.

(b)	The Agent shall promptly notify the relevant Borrower of each Funding Rate relating to a Loan.

18.	INTEREST PERIODS

18.1	Selection of Interest Periods

(a)	A Borrower (or the Company on behalf of a Borrower) may select an Interest Period for a Loan in the Utilisation Request for that Loan.

(b)	Subject to this Clause 18, a Borrower (or the Company on behalf of a Borrower) may select an Interest Period of one, three, six or twelve Months if the Loan is not in a Non-LIBOR Currency or, if the Loan is in a Non-LIBOR Currency, any period specified in respect of that currency in Schedule 18 (Other Benchmarks) or, in either case, any other period agreed between a Borrower (or the Company on its behalf) and the Agent (acting on the instructions of all the Lenders in relation to the relevant Loan).

(c)	An Interest Period for a Revolving Facility Loan shall not extend beyond the Termination Date.

(d)	Each Interest Period for a Revolving Facility Loan shall start on the Utilisation Date.

(e)	A Revolving Facility Loan has one Interest Period only.

18.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

19.	CHANGES TO THE CALCULATION OF INTEREST

19.1	Unavailability of Screen Rate

(a)	Interpolated Screen Rate: If no Screen Rate is available for LIBOR or, if applicable, EURIBOR or, if applicable, the Benchmark Rate for the Interest Period of a Loan, the applicable LIBOR or EURIBOR or Benchmark Rate shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan.

(b)	Shortened Interest Period: If no Screen Rate is available for LIBOR or, if applicable, EURIBOR or, if applicable, the Benchmark Rate for:

(i)	the currency of a Loan; or

(ii)	the Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate,

the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable LIBOR or EURIBOR or Benchmark Rate for that shortened Interest Period shall be determined pursuant to the relevant definition.

(c)	Shortened Interest Period and Historic Screen Rate: If the Interest Period of a Loan is, after giving effect to paragraph (b) above, either the applicable Fallback Interest Period or shorter than the applicable Fallback Interest Period and, in either case, no Screen Rate is available for LIBOR or, if applicable, EURIBOR or, if applicable, the Benchmark Rate for:

(i)	the currency of that Loan; or

(ii)	the Interest Period of that Loan and it is not possible to calculate the Interpolated Screen Rate,

the applicable LIBOR or EURIBOR or Benchmark Rate shall be the Historic Screen Rate for that Loan.

(d)	Shortened Interest Period and Interpolated Historic Screen Rate: If paragraph (c) above applies but no Historic Screen Rate is available for the Interest Period of the Loan, the applicable LIBOR or EURIBOR or Benchmark Rate shall be the Interpolated Historic Screen Rate for a period equal in length to the Interest Period of that Loan.

(e)	Reference Bank Rate: If paragraph (d) above applies but it is not possible to calculate the Interpolated Historic Screen Rate, the Interest Period of that Loan shall, if it has been shortened pursuant to paragraph (b) above, revert to its previous length and the applicable LIBOR or EURIBOR or Benchmark Rate shall be the Reference Bank Rate as of the Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan.

(f)	Cost of funds: If paragraph (e) above applies but no Reference Bank Rate is available for the relevant currency or Interest Period there shall be no LIBOR or EURIBOR or Benchmark Rate for that Loan and Clause 19.4 (Cost of funds) shall apply to that Loan for that Interest Period.

19.2	Calculation of Reference Bank Rate

(a)	Subject to paragraph (b) below if LIBOR or EURIBOR or a Benchmark Rate is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about:

(i)	noon on the Quotation Day; or

(ii)	in the case of a Benchmark Rate, the time specified in respect of the relevant currency in Schedule 18 (Other Benchmarks),

none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period.

19.3	Market disruption

If before:

(a)	close of business in London on the Quotation Day for the relevant Interest Period; or

(b)	in the case of a Loan in a Non-LIBOR Currency, the time specified in respect of that currency in Schedule 18 (Other Benchmarks),

the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 45 per cent. of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of LIBOR or, if applicable, EURIBOR, or, if applicable, the Benchmark Rate, then Clause 19.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

19.4	Cost of funds

(a)	If this Clause 19.4 applies, the rate of interest on each Lender’s share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Applicable Margin; and

(ii)	the rate notified to the Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)	If this Clause 19.4 applies and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.

19.5	Notification to Company

If Clause 19.4 (Cost of funds) applies or if LIBOR, EURIBOR or a Benchmark Rate is to be determined on the basis of a Reference Bank Rate the Agent shall, as soon as is practicable, notify the Company.

19.6	Break Costs

(a)	Each Borrower shall, within 5 Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide to the Agent for the Company a certificate confirming the details and amount of any Break Costs claimed by it under this Clause 19.6 for any Interest Period in which they accrue.

20.	FEES

20.1	Commitment fee

(a)	The Company shall pay to the Agent (for the account of each Lender) a fee in the Base Currency computed at the rate of 35 per cent. per annum of the Applicable Margin on that Lender’s Available Commitment from the date of this Agreement until the last day of the Availability Period. For the purposes of commitment fee only, (i) the Available Commitment of each Lender (other than a Lender that is an Affiliate of a Swingline Lender) shall be increased by the amount of its deemed participation in any Swingline Loan that is not funded and has not been requested to be funded and (ii) the Available Commitment of a Lender that is an Affiliate of a Swingline Lender shall be decreased by the amount of any Swingline Loan funded by it.

(b)	The accrued commitment fee is payable (i) on the last day of each successive period of three Months which ends during the period beginning on the date of this Agreement and ending on the last day of the Availability Period, (ii) on the last day of the Availability Period and, (iii) if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.

20.2	Utilisation fees

(a)	The Company shall pay to the Agent (subject to paragraph (e) of Clause 10.4 (Interest) and paragraph (d) of Clause 13.4 (Interest), for the account of each Lender) a utilisation fee in US Dollars computed at a rate of:

(i)	0.075 per cent. per annum on the aggregate Base Currency Amount of the Utilisations hereunder for each day on which such amount is greater than 0 per cent. but less than or equal to 33.33 per cent. of the Total Commitments;

(ii)

0.15 per cent. per annum on the aggregate Base Currency Amount of the Utilisations hereunder for each day on which such amount is greater than 33.33 per cent. but less than or equal to 66.66 per cent. of the Total Commitments; and

(iii)	0.30 per cent. per annum on the aggregate Base Currency Amount of the Utilisations for each day on which such amount is greater than 66.66 per cent. of the Total Commitments.

(b)	The accrued utilisation fee is payable on the last day of each successive period of three Months commencing on the date falling three Months after the date of this Agreement.

20.3	Arrangement fee

The Company shall pay to the Arranger an arrangement fee in the amount and at the times agreed in a Fee Letter.

20.4	Agency fee

The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

21.	TAX GROSS UP AND INDEMNITIES

21.1	Definitions

(a)	In this Agreement:

“Belgian Qualifying Lender” means a Lender which is:

(i)	a “professional investor” (investisseur professionel/beroepsbelegger), as defined under Article 105, 3° of the Belgian Royal Decree of implementation of the Income Tax Code 1992 (“RD ITC 1992”); or

(ii)	not regarded as resident of Belgium for Belgium tax purposes and does not use its participation in any Utilisation to carry out a business in Belgium; or

(iii)	a credit institution acting through an establishment located in a member state of the European Economic Area, or in a jurisdiction with which Belgium has a double taxation agreement, which is registered and duly allowed by the local competent supervisory authority to perform credit activities within the meaning of Article 4.1, 1) of Regulation (EU) No 575/2013 of the European parliament and of the council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation 575/2013.

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means either the increase in a payment made by an Obligor to a Finance Party under Clause 21.2 (Tax gross-up) or a payment under Clause 21.3 (Tax indemnity).

(b)	Unless a contrary indication appears, in this Clause 21 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

21.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall promptly notify the Company and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction if:

(i)	with respect to payments made by or on behalf of a U.S. Borrower, to the extent that such Tax Deduction is required as a result of such Lender’s failure to comply with its obligation under paragraph (a) of Clause 21.6 (Filings);

(ii)	with respect to any other payments to the extent that such Tax Deduction is required as a result of such Lender’s failure to comply with its obligations under paragraph (b) of Clause 21.6 (Filings); or

(iii)	on the date on which the payment falls due, the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Belgian Qualifying Lender but on that date that Lender is not or has ceased to be a Belgian Qualifying Lender, other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or double taxation agreement.

(e)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

21.3	Tax indemnity

(a)	The Company shall (within 3 Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document or the transaction occurring under such Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 21.2 (Tax gross-up);

(B)	is attributable to the UK Bank Levy but only in respect of amounts for which a Lender is liable as at the date of this Agreement;

(C)	would have been compensated for by an increased payment under Clause 21.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 21.2 (Tax gross-up) applied; or

(D)	relates to a FATCA Deduction required to be made by a Party.

(c)	A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Company.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 21.3, notify the Agent.

21.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party reasonably determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

21.5	Stamp taxes

The Company shall pay and, within 3 Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration, excise and other similar Taxes payable in respect of any Finance Document or the transactions occurring under any of them (excluding, for the avoidance of doubt, any such Tax arising in connection with an assignment or transfer by that Lender of its rights or obligations under any Finance Document).

21.6	Filings

(a)	Prior to becoming a Party to this Agreement, each Lender will provide the Agent with, as relevant, an original executed:

(i)	IRS Form W-9 (or any successor form);

(ii)	IRS Form W-8ECI (or any successor form);

(iii)	IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing a complete exemption under an applicable treaty from a Tax Deduction for U.S. withholding Taxes on all payments made pursuant to this Agreement;

(iv)	IRS Form W-8BEN or W-8BEN-E (or any successor form) (along with a statement certifying that such Lender is not:

(A)	a “bank” within the meaning of Section 881(c)(3)(A) of the Code;

(B)	a “10 per cent. shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code; or

(C)	a “controlled foreign corporation” that is related to a Borrower within the meaning of Section 881(c)(3)(C) of the Code; or

(v)	such other IRS forms or certifications that establish that the Lender is entitled to a complete exemption from a Tax Deduction for U.S. withholding Taxes on all payments made pursuant to this Agreement.

(b)	A Belgian Qualifying Lender and each Obligor which makes a payment to which that Belgian Qualifying Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment with the minimum possible Tax Deduction.

21.7	VAT

(a)	All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT

(and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)	If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify

(as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)	Any reference in this Clause 21.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994).

(e)	In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

21.8	Survival of obligations

Without prejudice to the survival of any other section of this Agreement, the agreements and obligations of each Obligor and each Finance Party contained in this Clause 21 shall survive the payment in full by the Obligors of all obligations under this Agreement and the termination of this Agreement.

21.9	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)	If a Borrower is a U.S. Tax Obligor, or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within 10 Business Days of:

(i)	where an Original Borrower is a U.S. Tax Obligor and the relevant Lender is an Original Lender, the Effective Date;

(ii)	where a Borrower is a U.S. Tax Obligor on a Transfer Date or date on which an increase in Commitments takes effect pursuant to Clause 2.2 (Increase in Total Commitments) and the relevant Lender is a New Lender or a Further Lender, the relevant Transfer Date or date on which the relevant increase in Commitments takes effect pursuant to Clause 2.2 (Increase in Total Commitments);

(iii)	the date a new U.S. Tax Obligor accedes as a Borrower; or

(iv)	where a Borrower is not a U.S. Tax Obligor, the date of a request from the Agent,

supply to the Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)	any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.

(f)	The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the relevant Borrower.

(g)	If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Borrower.

(h)	The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.

21.10	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties.

22.	INCREASED COSTS

22.1	Increased costs

(a)	Subject to Clause 22.3 (Exceptions) the Company shall, within 5 Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation after the date of this Agreement;

(ii)	compliance with any law or regulation made after the date of this Agreement; or

(iii)	the implementation or application of, or compliance with, Basel III or CRD IV any law or regulation that implements or applies Basel III or CRD IV.

(b)	In this Agreement:

(i)	“Increased Costs” means:

(A)	a reduction in the rate of return from the Facility or on a Finance Party’s (or its Affiliate’s) overall capital;

(B)	an additional or increased cost; or

(C)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document or Letter of Credit;

(ii)	“Basel III” means:

(A)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(B)	the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(C)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”; and

(iii)	“CRD IV” means:

(A)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms; and

(B)	Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC.

22.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 22.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

22.3	Exceptions

(a)	Clause 22.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	compensated for by Clause 21.3 (Tax indemnity) (or would have been compensated for under Clause 21.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 21.3 (Tax indemnity) applied);

(iii)	attributable to a FATCA Deduction required to be made by a Party;

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(v)	attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (but excluding any amendment arising out of Basel III or CRD IV) (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

(b)	In this Clause 22.3, a reference to a “Tax Deduction” has the same meaning given to the term in Clause 21.1 (Definitions).

23.	OTHER INDEMNITIES

23.1	Currency indemnity

(a)	If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor;

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within 3 Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Unless otherwise required by law, each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

23.2	Other indemnities

The Company shall (or shall procure that an Obligor will), within 3 Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)	a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 36 (Sharing among the Finance Parties);

(c)	funding, or making arrangements to fund, its participation in a Utilisation requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(d)	a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company; or

(e)	issuing or making arrangements to issue a Letter of Credit or Subsequent Letter of Credit requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone).

23.3	Indemnity to the Agent

The Company shall promptly indemnify the Agent against any cost, loss or liability in an amount certified by it in reasonable detail incurred by the Agent (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default;

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(c)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement.

24.	MITIGATION BY THE LENDERS

24.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 16.1 (Illegality), Clause 21 (Tax Gross Up and Indemnities) or Clause 22 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate, Facility Office or Designated Entity.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

24.2	Limitation of liability

(a)	The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party in an amount certified by it in reasonable detail as a result of steps taken by it under Clause 24.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 24.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

25.	COSTS AND EXPENSES

25.1	Transaction expenses

The Company shall promptly on demand pay the Agent and the Coordinator the amount of all costs and expenses (including legal fees) reasonably incurred by either of them in an amount certified by it in reasonable detail in connection with the negotiation, preparation, printing, execution and syndication of:

(a) this Agreement and any other documents referred to in this Agreement; and

(b) any other Finance Documents executed after the date of this Agreement,

subject to a cap of USD15,000 (excluding legal fees).

25.2	Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 37.9 (Change of currency), the Company shall, within 3 Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in an amount certified by it in reasonable detail in responding to, evaluating, negotiating or complying with that request or requirement.

25.3	Enforcement costs

The Company shall, within 3 Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it in an amount certified by it in reasonable detail in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

SECTION 7

GUARANTEE

26.	GUARANTEE AND INDEMNITY

26.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each Borrower of all that Borrower’s obligations under the Finance Documents;

(b)	undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of a Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 26 if the amount claimed had been recoverable on the basis of a guarantee.

26.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Borrower under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

26.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 26 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

26.4	Waiver of defences

The obligations of each Guarantor under this Clause 26 will not be affected by any act, omission, matter or thing which, but for this Clause 26.4, would reduce, release or prejudice any of its obligations under this Clause 26 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including without limitation any change in the purpose of, any extension of, or any increase in, any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

26.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 26. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

26.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 26.

26.7	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 26:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor’s obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)	to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 26.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 37 (Payment Mechanics).

26.8	Release of Guarantors’ right of contribution

If any Guarantor (a “Retiring Guarantor”) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)	that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and

(b)	each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

26.9	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

26.10	Guarantee Limitation - Fraudulent Conveyance

Any term or provision of this Clause 26 or any other term in this Agreement or any Finance Document notwithstanding, the maximum aggregate amount of the obligations for which any Guarantor shall be liable under this Agreement or any other Finance Document shall in no event exceed an amount equal to the largest amount that would not render such Guarantor’s obligations under this Agreement subject to avoidance under applicable United States federal or state fraudulent transfer, fraudulent conveyance or similar laws.

26.11	Guarantee Limitation - Deemed Dividends

Any term or provision of this Clause 26 or any other term in this Agreement or any Finance Document notwithstanding:

(a)	no member of the Group will have any obligation or liability, directly or indirectly, as guarantor or otherwise under this Agreement or any Finance Document with respect to any obligation or liability arising under any Finance Document of any U.S. Borrower (the “U.S. Obligations”); and

(b)	not more than 65 per cent. of the stock or other equity interests (measured by the total combined voting power of the issued and outstanding voting stock or other equity interests) of, and none of the assets or property of, any member of the Group may be pledged directly or indirectly as security for any U.S. Obligations, in each case to the extent such obligation, liability or pledge would cause or result in any “deemed dividend” to any U.S. Obligor pursuant to Section 956 of the Code; provided that this Clause shall not limit or reduce any obligation or liability of any Borrower.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

27.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in this Clause 27 to each Finance Party on the date of this Agreement.

27.1	Status

(a)	It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted, except for defects in ownership, title or property the absence of which individually or in aggregate would not reasonably be expected to have a Material Adverse Effect.

27.2	Binding obligations

The obligations expressed to be assumed by it in each Finance Document are, subject to any general principles of law as at the date of this Agreement limiting its obligations, which are specifically referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Utilisation) or Clause 33 (Changes to the Obligors), legal, valid, binding and enforceable obligations.

27.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any of its obligations under any agreement or instrument binding upon it or any of its assets, except for any conflicts which, individually or in aggregate, would not reasonably be expected to have a Material Adverse Effect.

27.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

27.5	Validity and admissibility in evidence

All Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and

(b)	to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation,

have been obtained or effected and are in full force and effect, except for those that may be required under paragraph (e)(iii) of Clause 1.2 (Construction).

27.6	Governing law and enforcement

(a)	The choice of English law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation.

(b)	Any judgment obtained in England in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation.

27.7	No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction (other than as may be required under paragraph (e)(iii) of Clause 1.2 (Construction)) or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents (other than in relation to any transfer of any Lender’s rights or obligations thereunder) or the transactions contemplated by the Finance Documents, save for a Belgian documentary duty of EUR 0.15 to be paid in respect of each original copy of this Agreement if executed in Belgium and for Belgian documentary and registration duties in respect of any Belgian security document.

27.8	No default

(a)	No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation.

(b)	No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries’) assets are subject which might have a Material Adverse Effect.

27.9	No misleading information

(a)	Any factual information provided by it for the purposes of the Debtdomain Information was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	Nothing has occurred or been omitted from the Debtdomain Information and no information has been given or withheld that results in the information contained in the Debtdomain Information being untrue or misleading in any material respect.

(c)	All written information (other than the Debtdomain Information) supplied by it is true, complete and accurate in all material respects as at the date it was given and is not misleading in any material respect.

27.10	Financial statements

(a)	In the case of the Company, its audited financial statements most recently delivered to the Agent under paragraph (a) of Clause 28.1 (Financial statements) were prepared in accordance with U.S. GAAP consistently applied.

(b)	In the case of each Obligor other than the Company, its audited financial statements most recently delivered to the Agent under paragraph (c) of Clause 28.1 (Financial statements) were prepared in accordance with applicable GAAP consistently applied.

(c)	Its audited financial statements most recently delivered to the Agent under paragraph (a) of Clause 28.1 (Financial statements) fairly represent its financial condition and operations during the relevant financial year period as at the date to which they were drawn up.

27.11	Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

27.12	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries (or against its directors or the directors of any of its Subsidiaries) other than as disclosed on Form 10-K, Form 10-Q or Form 8-K.

27.13	Environmental compliance

Each of it and its Subsidiaries has performed and observed in all material respects all Environmental Law, Environmental Permits and all other material covenants, conditions, restrictions or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any toxic or hazardous substance in connection with any real property which is or was at any time owned, leased or occupied by it or any of its Subsidiaries or on which it or any of its Subsidiaries has conducted any activity where failure to do so might reasonably be expected to have a Material Adverse Effect.

27.14	Environmental Claims

No Environmental Claim (other than as disclosed on Form 10-K, Form 10-Q or Form 8-K) has been commenced or (to the best of its knowledge and belief) is threatened against it or any of its Subsidiaries where that claim would be reasonably likely to have a Material Adverse Effect.

27.15	Material Adverse Effect

No event or series of events (other than as disclosed on Form 10-K, Form 10-Q or Form 8-K) has occurred in relation to itself and its Subsidiaries and no circumstance has arisen in relation to itself and its Subsidiaries which has had a Material Adverse Effect since the date of its Original Financial Statements.

27.16	Financial Indebtedness and Security

Save as disclosed to the Lenders prior to the date of this Agreement, no Security or Quasi-Security exists over all or any of its present or future assets or the present or future assets of any of its Subsidiaries other than as permitted by this Agreement, and neither it nor any of its Subsidiaries has any Indebtedness outstanding other than as permitted by this Agreement.

27.17	Sanctions and anti-corruption

(a)	Neither it nor any of its Subsidiaries, nor any directors, officers or employees of it or any of its Subsidiaries, has engaged in any activity or conduct which would violate any applicable anti-corruption laws or regulations in any applicable jurisdiction and each member of the Group has instituted and maintains policies and procedures designed to prevent violation of such laws and regulations.

(b)	Neither it nor any of its Subsidiaries, nor any directors, officers or employees of it or any of its Subsidiaries:

(i)	is a Restricted Party or is engaging in or has engaged in any transaction or conduct that could result in it becoming a Restricted Party;

(ii)	is or ever has been subject to any claim, proceeding, formal notice or investigation with respect to Sanctions;

(iii)	is engaging or has engaged in any transaction that evades or avoids, or has the purpose of evading or avoiding, or breaches or attempts to breach, directly or indirectly, any Sanctions; or

(iv)	has engaged or is engaging, directly or indirectly, in any trade, business or other activities with or for the benefit of any Restricted Party, or which is in breach of any Sanctions.

(c)	In relation to each Lender that notifies the Agent to this effect (each a “Restricted Lender”), this Clause 27.17 shall only apply for the benefit of that Restricted Lender to the extent that it would not result in:

(i)	any violation of, conflict with or liability under EU Regulation (EC) 2271/96; or

(ii)	a violation or conflict with section 7 of the German foreign trade rules (AWV) (Außenwirtschaftsverordnung) (in connection with section 4 paragraph 1 no 3 of the German foreign trade law (AWG) (Außenwirtschaftsgesetz)) or a similar anti-boycott statute.

In connection with any amendment, waiver, determination or direction relating to any part of this Clause 27.17 of which a Restricted Lender does not have the benefit, the Commitments of that Restricted Lender will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made.

27.18	ERISA and Multiemployer Plans

(a)	No ERISA Event has occurred, is continuing, or is reasonably likely to occur with respect to which it or any ERISA Affiliate has or is reasonably likely to incur any liability.

(b)	Each Employee Plan is in compliance in form and operation with ERISA and the Code and all other applicable laws and regulations save where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

(c)	Each Employee Plan which is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified or is in the process of being submitted to the IRS for approval or will be so submitted during the applicable remedial amendment period, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of an Employee Plan with no determination, nothing has occurred that would materially adversely affect such qualification).

(d)	There exists no Unfunded Pension Liability with respect to any Employee Plan, except as would not have a Material Adverse Effect.

(e)	Neither it nor any ERISA Affiliate has incurred a complete or partial withdrawal from any Multiemployer Plan, and if each of the Obligors and each ERISA Affiliate were to withdraw in a complete withdrawal as of the date hereof, the aggregate withdrawal liability that would be incurred would not reasonably be expected to have a Material Adverse Effect.

(f)	There are no actions, suits or claims pending against or involving an Employee Plan (other than routine claims for benefits) or, to the knowledge of it or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Employee Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to have a Material Adverse Effect.

(g)	It and each ERISA Affiliate has made all material contributions to or under each such Employee Plan it is required by law to make within the applicable time limits prescribed thereby, the terms of such Employee Plan, or any contract or agreement requiring contributions to an Employee Plan, except where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

(h)	Neither it nor any ERISA Affiliate has ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Plan subject to Section 4064(a) of ERISA to which it made contributions.

(i)	To the knowledge of it and each ERISA Affiliate, no Multiemployer Plan is or is reasonably likely to become insolvent or is in reorganization for purposes of Title IV of ERISA, except where any such insolvency or reorganization would not reasonably be expected to have a Material Adverse Effect.

27.19	Federal Reserve Regulations

(a)	It is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

(b)	None of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for any purpose which entails a violation of Regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States of America, and the Company represents that not more than 25% of the value of the assets of the Company and the Subsidiaries consists of Margin Stock.

27.20	Investment companies

Neither it, nor a person controlling it or any of its Subsidiaries is or is required to be registered as an “investment company” under the U.S. Investment Company Act of 1940 (the “1940 Act”).

27.21	No Belgian financial assistance

The proceeds of the Facilities have not been and will not be used to finance or refinance the acquisition of or subscription for shares in any Belgian Obligor (save as authorised by Articles 329, 430 and 629 of the Belgian company law and for share buy-backs carried out in accordance with Belgian company law).

27.22	No cluster bombs or anti-personnel mines

Neither it nor any of its Subsidiaries carries out activities related to the manufacturing, use, repair, exhibition for sale, sale, import, export, stockpiling or transport of cluster bombs, sub-munitions, inert munitions or armour plating containing depleted or industrial uranium, or anti-personnel mines.

27.23	No listed securities

In the case of a Belgian Obligor only, it has not issued listed securities, nor is it a Subsidiary of a Belgian company that has issued listed securities.

27.24	Deduction of Tax

(a)	In the case of a U.S. Obligor, it is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Lender which has complied with its obligations under paragraph (a) of Clause 21.6 (Filings).

(b)	In the case of an Obligor incorporated in Hong Kong, it is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document.

(c)	In the case of a Belgian Obligor, it is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Belgian Qualifying Lender (assuming that any procedural formalities falling within paragraph (b) of Clause 21.6 (Filings) have been completed).

27.25	Repetition

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)	the date of each Utilisation Request and the first day of each Interest Period; and

(b)	in the case of an Additional Obligor, the day on which it becomes (or it is proposed that it becomes) an Additional Obligor.

28.	INFORMATION UNDERTAKINGS

The undertakings in this Clause 28 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

28.1	Financial statements

The Company shall supply to the Agent in sufficient copies for all the Lenders:

(a)	as soon as the same become available, but in any event within 15 days of each date the Company is required to file a report on Form 10-K for any financial year with the Securities and Exchange Commission, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such financial year;

(b)	the audited financial statements of each Obligor as of the end of and for such financial year:

(i)	as soon as the same become available, but in any event within 180 days of the end of each financial year, in respect of each Obligor other than WABCO Asia Private Ltd. and WABCO Hong Kong Ltd; and

(ii)	as soon as the same become available, but in any event within 270 days of the end of each financial year, in respect of WABCO Asia Private Ltd. and WABCO Hong Kong Ltd; and

(c)	as soon as the same become available, but in any event within 15 days of each date the Company is required to file a report on Form 10-Q for any quarter of its financial year with the Securities and Exchange Commission, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such quarter and the then elapsed portion of the financial year.

28.2	Compliance Certificate

(a)	The Company shall supply to the Agent, with each set of financial statements delivered pursuant to paragraph (a) or (c) of Clause 28.1 (Financial statements), a Compliance Certificate:

(i)	setting out (in reasonable detail) computations as to compliance with Clause 29 (Financial Covenants) as at the date at which those financial statements were drawn up; and

(ii)	certifying as to whether a Default has occurred since the date of the most recent certificate delivered under this Clause 28.2 and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto.

(b)	Each Compliance Certificate shall be signed by a Financial Officer of the Company and, if required to be delivered with the annual financial statements delivered pursuant to paragraph (a) of Clause 28.1 (Financial statements), shall be certified by the Company’s auditors.

28.3	Requirements as to financial statements

(a)	Each set of financial statements delivered by the Company under Clause 28.1 (Financial statements) shall be certified by a Financial Officer of the relevant Obligor as giving (if audited) a true and fair view of, or (if unaudited) fairly representing, the financial condition (consolidated or otherwise) as at the date to which those financial statements were drawn up.

(b)	The Company must notify the Agent of any material change to the manner in which its financial statements are prepared (including any change in the accounting principles, practices, policies or reference periods applicable to such financial statements).

(c)	If requested by the Agent, the Company must supply to the Agent:

(i)	a description of any change notified under paragraph (b) above; and

(ii)	a reconciliation statement showing sufficient information:

(A)	to enable the Finance Parties to make a reasonable comparison between the financial position shown by the set of financial statements prepared on the changed basis and its most recent such financial statements delivered to the Agent under this Agreement; and

(B)	to test the financial covenants set out in Clause 29 (Financial Covenants) and to test compliance with the relevant percentages set out in the Consolidated Total Assets of the Company in paragraph (c)(ix) of Clause 30.3 (Negative pledge), and paragraph (b)(vii) of Clause 30.4 (Disposals) as if the new set of financial statements had been prepared on the same basis as that used in the Original Financial Statements.

28.4	ERISA-related information

The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)	promptly and in any event within 15 days after any Obligor or any ERISA Affiliate files a Schedule B (or such other schedule as contains actuarial information) to IRS Form 5500 in respect of an Employee Plan with Unfunded Pension Liabilities, a copy of such IRS Form 5500 (including the Schedule SB);

(b)	promptly and in any event within 15 days after any Obligor or any ERISA Affiliate knows or has reason to know that any ERISA Event which, individually or when aggregated with any other ERISA Event, would reasonably be expected to have a Material Adverse Effect has occurred, the written statement of the Chief Financial Officer of such Obligor or ERISA Affiliate, as applicable, describing such ERISA Event and the action, if any, which it proposes to take with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event; provided that, in the case of ERISA Events under paragraph (e) of the definition thereof, the 15-day period set forth above shall be a ten-day period, and, in the case of ERISA Events under paragraph (b) of the definition thereof, in no event shall notice be given later than the occurrence of the ERISA Event;

(c)	promptly, and in any event within 15 days, after becoming aware that there has been (i) a material increase in Unfunded Pension Liabilities, taking into account only Employee Plans with positive Unfunded Pension Liabilities; (ii) the existence of potential withdrawal liability under Section 4201 of ERISA, if each Obligor and its ERISA Affiliates were to completely or partially withdraw from all Multiemployer Plans; (iii) the adoption of, or the commencement of contributions to, any Employee Plan subject to Section 412 of the Code by any Obligor or any ERISA Affiliate; or (iv) the adoption of any amendment to an Employee Plan subject to Section 412 of the Code which results in a material increase in contribution obligations of any Obligor, a detailed written description thereof from the Chief Financial Officer of each affected Obligor or ERISA Affiliate, as applicable; and

(d)

copies of (i) any documents described in Section 101(k)(1) of ERISA that an Obligor or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that an Obligor or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that, the Obligor or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from the administrator or sponsor of such Multiemployer Plan upon written request by the Agent (on behalf of any Lender) and in any event at least annually not later than the anniversary date of the date hereof, and shall provide copies of such documents and notices promptly after receipt thereof.

28.5	Information: miscellaneous

The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)	all documents despatched by the Company to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;

(b)	promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group (or against the directors of any member of the Group) which if determined against such member of the Group (or against the directors of such member of the Group) would be likely to have a Material Adverse Effect; and

(c)	promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request.

28.6	Notification of default

(a)	Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)	Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by a Financial Officer on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

28.7	Use of websites

(a)	The Company may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders ( the “Website Lenders”) who accept this method of communication by posting this information onto an electronic website designated by the Company and the Agent (the “Designated Website”) if:

(i)	the Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Company and the Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Company and the Agent.

If any Lender (a “Paper Form Lender”) does not agree to the delivery of information electronically then the Agent shall notify the Company accordingly and the Company shall supply the information to the Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Company shall supply the Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Company and the Agent.

(c)	The Company shall promptly upon becoming aware of its occurrence notify the Agent if:

(i)	the Designated Website cannot be accessed for a material period of time due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Company becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Company notifies the Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Company under this Agreement after the date of that notice shall be supplied in paper form unless and until the Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)	Any Website Lender may request, through the Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Company shall comply with any such request within 10 Business Days.

28.8	“Know your customer” checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)	The Company shall, by not less than 10 Business Days’ prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Additional Obligor pursuant to Clause 33 (Changes to the Obligors).

(d)	Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Obligor obliges the Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Obligor.

29.	FINANCIAL COVENANTS

29.1	Financial definitions

In this Clause 29:

“Capital Lease” means, as applied to any person, any lease of any property (whether real, personal or mixed) by that person as lessee which, in accordance with U.S. GAAP, is or should be accounted for as a capital lease on the balance sheet of that person.

“Capital Lease Obligations” means the obligations of a person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capital Leases on a balance sheet of such person under U.S. GAAP applied on a consistent basis and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalised amount thereof at such time determined in accordance with U.S. GAAP applied on a consistent basis.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus:

(a)	without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of:

(i)	Consolidated Net Interest Expense for such period; (ii) consolidated income tax expense for such period;

(iii)	all amounts attributable to depreciation and amortisation (including accelerated amortisation and amortisation of stock based compensation) for such period;

(iv)	any extraordinary or non-recurring charges for such period related to plant closings or other restructurings of operations or to the write-down of assets;

(v)	separation costs incurred in connection with the Spin-Off in an aggregate amount not to exceed USD75,000,000;

(vi)	fees and expenses incurred in connection with the negotiation and execution of the Finance Documents; and

(vii)	loss on sale of any plant and machinery,

(b)	and minus without duplication and to the extent not deducted in determining such Consolidated Net Income, extraordinary gains for such period, provided that for any period including a fiscal quarter during which an acquisition or a divestiture was consummated outside of the ordinary course of business, Consolidated EBITDA and the components thereof shall be determined on a pro forma basis as if such acquisition or divestiture, as the case may be, had occurred at the beginning of such period.

“Consolidated Net Income” means, with respect to any person, for any period, the net income or loss of such person and its consolidated Subsidiaries for such period.

“Consolidated Net Indebtedness” means, on any date, (a) Consolidated Total Debt minus (b) the amount of Unrestricted Cash and Cash Equivalents.

“Consolidated Net Interest Expense” means, with respect to any person, for any period for which such amount is being determined, (a) total interest expense (including that properly attributable to Capital Leases and amortisation of debt discount and debt issuance costs) of such person and its consolidated Subsidiaries, including all capitalised interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financings and net costs under interest rate protection agreements (including amortisation of discount) minus (b) total interest income of such person and its consolidated Subsidiaries all as determined on a consolidated basis in accordance with U.S. GAAP, and, to the extent Consolidated EBITDA for any period is determined on a pro forma basis to reflect an acquisition or divestiture out of the ordinary course of business, Consolidated Net Interest Expense shall be calculated on a pro forma basis as if such acquisition or divestiture, as the case may be, had occurred at the beginning of such period.

“Consolidated Total Debt” means, for any person, all Indebtedness of such person and its consolidated Subsidiaries.

“Indebtedness” means, with respect to any person, without duplication:

(a)	all obligations of such person for money borrowed or raised (excluding all Securitisation Transactions that are accounted for as true sales of accounts receivable and not as liabilities on the consolidated balance sheets of the Company, but including Securitisation Transactions accounted for as liabilities on the consolidated balance sheets of the Company);

(b)	all obligations of such person (other than accounts payable and other similar items arising in the ordinary course of business) for the deferred payment of the purchase price of property or services which would appear as liabilities on a balance sheet of such person;

(c)	all Capital Lease Obligations of such person;

(d)	all guarantees by such person of obligations of others that otherwise constitute Indebtedness; and

(e)	all obligations (contingent or otherwise) of such person as an account party in respect of letters of credit issued to secure payment obligations that otherwise constitute Indebtedness.

“Spin-Off” means the distribution on a pro rata basis to the shareholders of American Standard Companies Inc., a Delaware corporation, in a tax-free transaction, on the terms described in the Form 10 filed by the Company with the Securities and Exchange Commission on 26 February 2007 and any amendments thereto, of all the issued and outstanding shares of common stock of the Company.

“Unrestricted Cash and Cash Equivalents” means cash and cash equivalents and short-term investments (including but not limited to marketable and non-marketable securities with a maturity of less than one year) that are not, or are not required under the terms of any agreement or arrangement to be:

(a)	pledged to, subject to a Lien in favour of, or held in one or more accounts under the control of one or more creditors of the Company or its Subsidiaries; or

(b)	otherwise segregated from the general assets of the Company and its Subsidiaries, in one or more special accounts or otherwise, for the purpose of securing or providing a source of payment for Indebtedness or other obligations that are or from time to time may be owed to one or more creditors of the Company or its Subsidiaries. Cash and cash equivalents held in ordinary deposit or securities accounts of the Company or its Subsidiaries and not subject to any existing or contingent restrictions on transfer by the Company or its Subsidiaries shall be deemed to constitute Unrestricted Cash and Cash Equivalents notwithstanding any set-off rights created by law or by applicable account agreements in favour of depositary institutions, provided that each of Consolidated EBITDA, Consolidated Net Income, Consolidated Net Indebtedness, Consolidated Net Interest Expense, Consolidated Total Debt and Indebtedness shall be determined on a consolidated basis in accordance with U.S. GAAP in force as at the Effective Date, irrespective of any subsequent updates or amendments which may be introduced thereafter.

29.2	Financial condition

(a)	The Company shall ensure that the ratio of (i) Consolidated Net Indebtedness of the Company on the last day of each quarter of each of its financial years to (ii) Consolidated EBITDA of the Company for the period of twelve months ending on such day does not exceed 3.00 to 1.00.

(b)	The Company shall ensure that the ratio of (i) Consolidated EBITDA of the Company to (ii) Consolidated Net Interest Expense of the Company, in each case for any period of twelve months ending on the last day of each quarter of each of its financial years, is not less than 3.00 to 1.00.

(c)	The Company will not permit any of its Subsidiaries to incur Indebtedness (excluding the Indebtedness under this Agreement and the 2014 Agreement), (including any extensions, renewals and replacements of such Indebtedness), preferred stock or other preferred equity of more than USD500,000,000 (the amount of any Indebtedness not denominated in the Base Currency to be converted into the Base Currency at the Agent’s Spot Rate of Exchange on the relevant date) in aggregate, of which a principal amount of not more than USD150,000,000 (the amount of any Indebtedness not denominated in the Base Currency to be converted into the Base Currency at the Agent’s Spot Rate of Exchange on the relevant date) in total shall be secured.

29.3	Financial testing

The financial covenants set out in Clause 29.2 (Financial condition) shall be tested by reference to each of the financial statements and/or each Compliance Certificate delivered pursuant to Clause 28.2 (Compliance Certificate) and any reconciliation statement delivered pursuant to paragraph (c)(ii) of Clause 28.3 (Requirements as to financial statements).

30.	GENERAL UNDERTAKINGS

The undertakings in this Clause 30 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

30.1	Authorisations

Each Obligor shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Agent of,

any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document.

30.2	Compliance with laws

Each Obligor shall comply in all respects with all laws to which it may be subject, if failure so to comply is reasonably likely to materially impair its ability to perform its obligations under the Finance Documents.

30.3	Negative pledge

In this Clause 30.3, “Quasi-Security” means an arrangement or transaction described in paragraph (b) below.

(a)	No Obligor shall (and the Company shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets.

(b)	No Obligor shall (and the Company shall ensure that no other member of the Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Security (or as the case may be) Quasi-Security, listed below:

(i)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(ii)	any payment or close out netting or set-off arrangement pursuant to any hedging transaction entered into by a member of the Group for the purpose of:

(A)	hedging any risk to which any member of the Group is exposed in its ordinary course of trading; or

(B)	its interest rate or currency management operations which are carried out in the ordinary course of trading and for non-speculative purposes only.

excluding, in each case, any Security or Quasi-Security under a credit support arrangement in relation to a hedging transaction;

(iii)	any lien arising by operation of law and in the ordinary course of trading or by order of a court or tribunal (or by an agreement of similar effect);

(iv)	any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if:

(A)	the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group;

(B)	the principal amount secured has not been increased in contemplation of, or since the acquisition of that asset by a member of the Group; and

(C)	the Security or Quasi-Security is removed or discharged within six months of the date of acquisition of such asset;

(v)	any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if:

(A)	the Security or Quasi-Security was created on any asset acquired after the date of this Agreement for the sole purpose of financing or re-financing that acquisition and securing a principal, capital or nominal amount not exceeding the cost of that acquisition; and

(B)	the Security or Quasi-Security is removed or discharged within six months of the date of acquisition of such asset;

(vi)	any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group, if:

(A)	the Security or Quasi-Security was not created in contemplation of the acquisition of that company;

(B)	the principal amount secured has not increased in contemplation of or since the acquisition of that company; and

(C)	the Security or Quasi-Security is removed or discharged within three months of that company becoming a member of the Group;

(vii)	any Security or Quasi-Security entered into pursuant to any Finance Document;

(viii)	any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any member of the Group; or

(ix)	subject to paragraph (a) of Clause 29.2 (Financial condition), any Security or Quasi-Security securing Indebtedness the principal amount of which (when aggregated with the principal amount of any other Indebtedness which has the benefit of Security or Quasi-Security given by any member of the Group other than any permitted under paragraphs (i) to (viii) above), when converted into the Base Currency, does not exceed an amount equal to 20 per cent. of the Consolidated Total Assets of the Company at the end of the immediately preceding financial year.

30.4	Disposals

(a)	No Obligor shall (and the Company shall ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset (other than cash).

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal:

(i)	made in the ordinary course of trading of the disposing entity;

(ii)	of assets in exchange for other assets comparable or superior as to type, value and quality;

(iii)	on normal commercial terms of obsolete assets or assets no longer required for the purpose of the business or operations of the relevant member of the Group;

(iv)	assets sold pursuant to any Securitisation Transaction;

(v)	assets sold pursuant to an Intra-Group Reorganisation;

(vi)	by an Obligor to another Obligor, or by a non-Obligor which is a member of the Group to another non-Obligor which is a member of the Group;

(vii)	where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal by the Group, other than any permitted under paragraphs (i) to (iv) above), when converted into the Base Currency, does not exceed an amount equal to 10 per cent. of the Consolidated Total Assets of the Company as at the end of the immediately preceding financial year; or

(viii)	any disposal which the Majority Lenders shall have agreed shall not be taken into account.

30.5	Merger

No Obligor shall (and the Company shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction other than as part of an Intra-Group Reorganisation.

30.6	Change of business

The Company shall ensure that no substantial change is made to the general nature of the business of the Company or the Group from that carried on at the date of this Agreement.

30.7	Environmental Compliance

Each Obligor shall (and the Company shall ensure that each member of the Group will) comply in all material respects with all Environmental Law and obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under the same where failure to do so might reasonably be expected to have a Material Adverse Effect.

30.8	Environmental Claims

The Company shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of:

(a)	any Environmental Claim that has been commenced or (to the best of its knowledge and belief) is threatened against any member of the Group; or

(b)	any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group,

where the claim would be reasonably likely, if determined against that member of the Group, to have a Material Adverse Effect.

30.9	Compliance with ERISA

No Obligor shall:

(a)	allow, or permit any of its ERISA Affiliates to allow, (i) any Employee Plan with respect to which any Obligor or any of its ERISA Affiliates may have any liability to terminate, (ii) any Obligor or ERISA Affiliates to withdraw from any Employee Plan or Multiemployer Plan, (iii) any ERISA Event to occur with respect to any Employee Plan, or (iv) any Employee Plan to fail to satisfy the minimum funding standard (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, to the extent that any of the events described in (i), (ii), (iii) or (iv), singly or in the aggregate, could have a Material Adverse Effect;

(b)	allow, or permit any of its ERISA Affiliates to allow, (i) the aggregate amount of Unfunded Pension Liability among all Employee Plans (taking into account only Employee Plans with positive Unfunded Pension Liability) at any time to be in an amount that would reasonably be expected to have a Material Adverse Effect; or (ii) the aggregate potential withdrawal liability under Section 4201 of ERISA, if the Obligor and its ERISA Affiliates were to completely or partially withdraw from all Multiemployer Plans, to be in an amount that would reasonably be expected to have a Material Adverse Effect; or

(c)	fail, or permit any of its ERISA Affiliates to fail, to comply in any material respect with ERISA or the related provisions of the Code, if any such non-compliance, singly or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

30.10	Federal Reserve Regulations

Each U.S. Borrower will use the Facilities without violating Regulations T, U and X.

30.11	Compliance with U.S. Regulations

No Obligor shall (and the Company shall ensure that no other member of the Group will) become an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the 1940 Act. Neither the making of any Loan, or the application of the proceeds or repayment of any Loan by any Obligor nor the consummation of the other transactions contemplated by this Agreement will violate any provision of such act or any rule, regulation or order of the SEC under the 1940 Act.

30.12	Sanctions and anti-corruption

(a)	No Obligor shall (and the Company shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Revolving Facility for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions.

(b)	Each Obligor shall (and the Company shall ensure that each other member of the Group will):

(i)	conduct its businesses in compliance with applicable anti-corruption laws and regulations; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with such laws.

(c)	The Borrower shall comply with all Sanctions.

(d)	No Obligor shall (and the Company shall procure that no other member of the Group shall):

(i)	use, lend, contribute or otherwise make available all or any part of the proceeds of any Utilisation or other transaction contemplated by this Agreement directly or indirectly to any person;

(A)	for the purpose of financing or facilitating any trade, business or other activities involving, or for the benefit of, any Restricted Party, or in any Sanctioned Country; or

(B)	in any other manner that would result in any person, including but not limited to any Finance Party being in breach of any Sanctions or becoming a Restricted Party;

(ii)	engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or breaches or attempts to breach, directly or indirectly, any Sanctions;

(iii)	fund all or part of any payment in connection with a Finance Document out of proceeds derived from business or transactions with a Restricted Party, or from any action which is in breach of any Sanctions.

(e)	Each member of the Group must ensure that appropriate controls and safeguards are in place designed to prevent any action being taken that would be contrary to paragraph (c) above.

(f)	In relation to each Lender that notifies the Agent to this effect (each a “Restricted Lender”), this Clause 30.12 shall only apply for the benefit of that Restricted Lender to the extent that it would not result in:

(i)	any violation of, conflict with or liability under EU Regulation (EC) 2271/96; or

(ii)	a violation or conflict with section 7 of the German foreign trade rules (AWV) (Außenwirtschaftsverordnung) (in connection with section 4 paragraph 1 no 3 of the German foreign trade law (AWG) (Außenwirtschaftsgesetz)) or a similar anti-boycott statute.

In connection with any amendment, waiver, determination or direction relating to any part of this Clause 30.12 of which a Restricted Lender does not have the benefit, the Commitments of that Restricted Lender will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made.

31.	EVENTS OF DEFAULT

Each of the events or circumstances set out in this Clause 31 is an Event of Default (save as for Clause 31.15 (Acceleration)).

31.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless its failure to pay is caused by administrative or technical error or a Disruption Event and payment is made within 3 Business Days of its due date.

31.2	Financial covenants

Any of the financial covenants set out in Clause 29 (Financial Covenants) is not satisfied.

31.3	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 31.1 (Non-payment) and Clause 29 (Financial Covenants)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 days of the earlier of (A) the Agent giving notice to the Company and (B) the Company becoming aware of the failure to comply.

31.4	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

31.5	Cross default

(a)	Any Financial Indebtedness of any Obligor or Material Company is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any Obligor or Material Company is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any Obligor or Material Company is cancelled or suspended by a creditor of any Obligor or Material Company as a result of an event of default (however described).

(d)	Any creditor of any Obligor or Material Company becomes entitled to declare any Financial Indebtedness of any Obligor or Material Company due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	No Event of Default will occur under this Clause 31.5 if, at any one time, the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD75,000,000 (the amount of any Financial Indebtedness not denominated in the Base Currency to be converted into the Base Currency at the Agent’s Spot Rate of Exchange on the relevant date).

31.6	Insolvency

(a)	An Obligor or Material Company is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor or Material Company is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any Obligor or Material Company.

31.7	Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration, judicial management or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or Material Company other than a solvent liquidation or reorganisation of any Material Company;

(b)	a composition, compromise, assignment or arrangement with any creditor of any Obligor or Material Company;

(c)	the appointment of a liquidator (other than in respect of a solvent liquidation of a Material Company), receiver, trustee or custodian (other than in the normal course of business of any Obligor or Material Company), sequestrator, conservator, administrative receiver, administrator, judicial manager, compulsory manager or other similar officer in respect of any Obligor or Material Company or any of its assets; or

(d)	enforcement of any Security over any assets of any Obligor or Material Company.

This Clause 31.7 shall not apply to (i) any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 30 days of commencement or (ii) a voluntary solvent winding-up, amalgamation, reconstruction or reorganisation or otherwise part of a solvent scheme of arrangement, in each case which is on terms approved by the Majority Lenders.

31.8	Declared company

Any Obligor incorporated in Singapore is declared by the Singapore Minister of Finance to be a company to which Part IX of the Companies Act, Chapter 50 of Singapore applies.

31.9	Creditors’ process

Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a member of the Group having an aggregate value of more than USD75,000,000 (any amount not denominated in the Base Currency to be converted into the Base Currency at the Agent’s Spot Rate of Exchange on the relevant date).

31.10	Ownership of the Obligors

The percentage of shares held by the Company in any Obligor decreases below the percentage of shares in such Obligor held by it on the date of this Agreement or the date such Obligor accedes to this Agreement, other than pursuant to an Intra-Group Reorganisation.

31.11	Unlawfulness

It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents.

31.12	Repudiation

An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

31.13	Employee Plans

Any ERISA Event shall have occurred, or Clause 30.9 (Compliance with ERISA) shall be breached, and the liability of an Obligor or its ERISA Affiliates, either individually or in the aggregate, related to such ERISA Event or breaches, individually or when aggregated with all other ERISA Events, and all such breaches would have or would be reasonably expected to have a Material Adverse Effect.

31.14	Cessation of business

The Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

31.15	Acceleration

On and at any time after the occurrence of an Event of Default, the Agent may, and shall if so directed by the Majority Lenders, by notice to the Company:

(a)	cancel the Total Commitments, at which time they shall immediately be cancelled;

(b)	declare that all or part of the Utilisations, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable;

(c)	declare that all or part of the Utilisations be payable on demand, at which time they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders;

(d)	declare that full cash cover in respect of each Letter of Credit is immediately due and payable whereupon it shall become immediately due and payable; and/or

(e)	declare that full cash cover in respect of each Letter of Credit is payable on demand, whereupon it shall become immediately payable on demand by the Agent on the instructions of the Majority Lenders, but, notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Clause 31.7 (Insolvency proceedings), the Revolving Facility shall be cancelled and all Utilisations, together with accrued interest, cash cover in respect of each Letter of Credit and all other amounts accrued and outstanding under the Finance Documents shall become immediately due and payable in each case without declaration, notice or demand by or to any person, all of which are expressly waived.

SECTION 9

CHANGES TO PARTIES

32.	CHANGES TO THE LENDERS

32.1	Assignments and transfers by the Lenders

Subject to this Clause 32, a Lender (the “Existing Lender”) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”) provided that (unless such assignment or transfer is to an Affiliate of the Existing Lender or an Event of Default is continuing) such assignment or transfer is of a minimum amount of USD5,000,000 or, if less, the total amount of such Lender’s Commitment or as the Company and the Agent may agree.

32.2	Conditions of assignment or transfer

(a)	The consent of the Company is required for an assignment or transfer by an Existing Lender, unless an Event of Default is continuing or, provided that 5 days’ prior written notice has been given to the Company, the assignment or transfer is to another Lender or to an Affiliate of a Lender.

(b)	The consent of the Company to an assignment or transfer must not be unreasonably withheld or delayed. The Company will be deemed to have given its consent 5 Business Days after the Existing Lender has requested it in writing unless consent is expressly refused by the Company within that time.

(c)	The consent of the Issuing Bank, each Swingline Lender and each Swingline Agent is required for a transfer by an Existing Lender of any of its rights and/or obligations under the Facility unless the New Lender:

(i)	has a long-term senior unsecured rating with either S&P or Moody’s of BBB+/Baa1 or better: or

(ii)	in the case of the Issuing Bank consent, such New Lender deposits in a collateral account (held in the name of the relevant New Lender but under the sole dominion and control of the Issuing Bank) cash in an amount equal to such New Lender’s L/C Proportion in any Letter of Credit as collateral for its obligations to the Issuing Bank or the Issuing Bank’s Designated Entity (as applicable), over which security, in a form reasonably acceptable to the Issuing Bank, has been granted.

(d)	An assignment will only be effective on:

(i)	receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender; and

(ii)	performance by the Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender.

(e)	A transfer will only be effective if the procedure set out in Clause 32.5 (Procedure for transfer) is complied with.

(f)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 21 (Tax Gross Up and Indemnities) or Clause 22 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(g)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

32.3	Assignment or transfer fee

(a)	The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of USD 3,000.

(b)	No costs or fees shall be due or payable by the Company or any Obligor in relation to any assignment or transfer by an Existing Lender pursuant to this Clause 32.

32.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 32; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

32.5	Procedure for transfer

(a)	Subject to the conditions set out in Clause 32.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender and the Agent makes a corresponding entry in the Register pursuant to Clause 32.7 (The Register). The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate and make such corresponding entry in the Register.

(b)	The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender and make a corresponding entry in the Register once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 32.10 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)	each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)	the Agent, the Arranger, the New Lender, the Issuing Bank, the Swingline Lenders, the Swingline Agents and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger, the Issuing Bank, the Swingline Lenders, the Swingline Agents and the Existing Lender shall each be released from further obligations to each other under the Finance Documents;

(iv)	the benefit of each security document granted under or in connection with the Finance Documents in favour of the Existing Lender shall be maintained in favour of the New Lender; and

(v)	the New Lender shall become a Party as a “Lender”.

32.6	Procedure for assignment

(a)	Subject to the conditions set out in Clause 32.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 32.10 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the “Relevant Obligations”) and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations.

(d)	Lenders may utilise procedures other than those set out in this Clause 32.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 32.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 32.2 (Conditions of assignment or transfer).

(e)	The Parties acknowledge that, in the absence of express provision, security passes together with an assignment (Art. 1692 of the Belgian Civil Code), but not together with a novation (Art. 1278 of the Belgian Civil Code).

32.7	The Register

The Agent, acting solely for this purpose as an agent of the Obligors, shall maintain at one of its offices a copy of each Transfer Certificate delivered to it and a register (the “Register”) for the recordation of the names and addresses of each Lender and the Commitments of and obligations owing to each Lender. No transfer of an interest in a Commitment hereunder shall be effective unless and until recorded in the Register. The entries in the Register shall be conclusive absent manifest error and each Obligor, the Agent and each Lender shall treat each person whose name is recorded in the Register as a Lender notwithstanding any notice to the contrary.

32.8	Copy documents to Company

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement, a Designated Entity Accession Letter, an Increase Confirmation Notice or a Further Lender Accession Letter send to the Company a copy of that Transfer Certificate, Assignment Agreement, Increase Confirmation Notice or Further Lender Accession Letter.

32.9	Security over Lenders’ rights

In addition to the other rights provided to Lenders under this Clause 32.9, each Lender may without consulting with or obtaining consent from any Obligor at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)	in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as Security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor or grant to any person any more extensive rights than those required to be made or granted to the relevant Lender under the Finance Documents.

32.10	Pro rata interest settlement

If the Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 32.5 (Procedure for transfer) or any assignment pursuant to Clause 32.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 32.10, have been payable to it on that date, but after deduction of the Accrued Amounts.

32.11	Designated Entities

(a)	Any Lender, Issuing Bank, the Dollar Swingline Lender or the Euro Swingline Lender (a “Related Lender”) may designate an Affiliate (a “Designated Entity”) in order to participate in or fund Loan(s) to or issue Letters of Credit on behalf of Borrowers incorporated in a particular jurisdiction or jurisdictions (“Designated Jurisdictions”) on its behalf.

(b)	An Affiliate of a Lender may become a Designated Entity by:

(i)	appearing in the list of Designated Entities in Schedule 15 (Designated Entities) of this Agreement and signing this Agreement as a Designated Entity; or

(ii)	acceding as a Designated Entity by delivering a Designated Entity Accession Letter duly executed by that Affiliate and its Related Lender.

An accession referred to in paragraph (b)(ii) above shall become effective when the Agent executes such Designated Entity Accession Letter. The Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed Designated Entity Accession Letter appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Designated Entity Accession Letter.

(c)	The Agent shall only be obliged to execute a Designated Entity Accession Letter delivered to it by a proposed Designated Entity and its Related Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such proposed Designated Entity.

(d)	A Designated Entity does not have any Commitment and does not have any obligations under this Agreement prior to such Designated Entity participating in a Loan or issuing a Letter of Credit.

(e)	The relevant Related Lender shall provide the Agent with 5 Business Days’ written notice if it requires a Designated Entity to participate in or fund Loan(s) to or issue Letters of Credit on behalf of Borrowers incorporated in a Designated Jurisdiction, specifying the Base Currency Amount of the Designated Entity’s participation in the relevant Loan(s) and the Agent shall inform the Company of that Designated Entity’s participation on the day of receipt of such notice.

(f)	On the date a Designated Entity participates in or funds a Loan or issues a Letter of Credit, subject to paragraph (g) below:

(i)	such Designated Entity shall become a Party as a Lender or an Issuing Bank (as applicable) and such Designated Entity and each of the other Finance Parties shall assume the same obligations towards one another and acquire the same rights against one another as that Designated Entity and those Finance Parties would have assumed and/or acquired had the Designated Entity been an Original Lender or the existing Issuing Bank; and

(ii)	the Obligors and such Designated Entity shall assume the same obligations towards one another and acquire the same rights against one another as the Obligors and that Designated Entity would have assumed and/or acquired had the Designated Entity been an Original Lender or the existing Issuing Bank.

(g)	For the purposes only of voting in connection with any Finance Document, the participation of a Designated Entity in any outstanding Utilisations shall be deemed to be a participation of the Related Lender.

(h)	A Related Lender will:

(i)	so long as the relevant Designated Entity is able to do so, procure that, subject to the terms of this Agreement, that Designated Entity participates in or funds Loan(s) to or issues Letters of Credit on behalf of Borrower(s) in its Designated Jurisdiction; and

(ii)	subject to the terms of this Agreement, assume the obligations of the relevant Designated Entity if that Designated Entity becomes a Non- Acceptable L/C Lender or a Defaulting Lender.

(i)	Any notice or communication to be made to a Designated Entity shall be served directly on the Designated Entity at the address supplied to the Agent by the Related Lender or the Designated Entity with a copy to the Related Lender in accordance with this Agreement.

(j)	A Designated Entity may assign or transfer any of its rights and obligations under this Agreement in respect of its participation in any Utilisation (and the Related Lender may assign or transfer any corresponding Commitment) in accordance with this Clause 32.

33.	CHANGES TO THE OBLIGORS

33.1	Assignments and transfers by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

33.2	Additional Borrowers

(a)	Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 28.8 (“Know your customer” checks), the Company may request that any of its Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:

(i)	all the Lenders approve the addition of that Subsidiary responding within a reasonable timeframe;

(ii)	the Company delivers to the Agent a duly completed and executed Accession Letter;

(iii)	the Company confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and

(iv)	the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in relation to that Additional Borrower, each in form and substance reasonably satisfactory to the Agent.

(b)	The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance reasonably satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent).

(c)	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

33.3	Resignation of a Borrower

(a)	The Company may request that a Borrower (other than the Company) ceases to be a Borrower by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and

(ii)	the Borrower is under no actual or contingent obligations as a Borrower under any Finance Documents,

at which time that company shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

33.4	Additional Guarantors

(a)	Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 28.8 (“Know your customer” checks), the Company may request that any of its Subsidiaries become an Additional Guarantor. That Subsidiary shall become an Additional Guarantor if:

(i)	the Company delivers to the Agent a duly completed and executed Accession Letter; and

(ii)	the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in relation to that Additional Guarantor, each in form and substance reasonably satisfactory to the Agent.

(b)	The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance reasonably satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent).

(c)	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

33.5	Repetition of representations

Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

33.6	Resignation of a Guarantor

(a)	The Company may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case);

(ii)	all the Lenders have consented to the Company’s request; and

(iii)	where the Guarantor is also a Borrower, it is under no actual or contingent obligations as a Borrower and has resigned and ceased to be a Borrower under Clause 33.3 (Resignation of a Borrower),

at which time that company shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents.

SECTION 10

THE FINANCE PARTIES

34.	ROLE OF THE AGENT AND THE ARRANGER

34.1	Appointment of the Agent

(a)	Each other Finance Party appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)	Each other Finance Party authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

34.2	Instructions

(a)	The Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)	The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)	Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)	The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document.

34.3	Information requests

Subject to any confidentiality obligations or conflicting duties, the Agent shall, on the request of the Company, promptly provide information on any instructions, clarifications, indemnities or any other such requests that the Agent has sought from the Lenders, including details of any deadline that the Agent has stipulated for the Lenders to respond to such requests and the number of such responses the Agent has received as at the date of the Company’s request.

34.4	Duties of the Agent

(a)	The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(c)	Without prejudice to Clause 32.8 (Copy documents to Company), paragraph (a) above shall not apply to any Transfer Certificate or to any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)	If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Arranger or the Coordinator) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Agent shall only have those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

34.5	Role of the Arranger and Coordinator

Except as specifically provided in the Finance Documents, neither the Arranger nor the Coordinator has no obligations of any kind to any other Party under or in connection with any Finance Document.

34.6	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Agent, the Arranger, the Issuing Bank, any Swingline Agent or the Coordinator as a trustee or fiduciary of any other person.

(b)	None of the Agent, the Arranger, the Issuing Bank, a Swingline Agent, a Swingline Lender or the Coordinator shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

34.7	Business with the Group

The Agent, the Arranger and the Coordinator may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

34.8	Rights and discretions

(a)	The Agent, the Issuing Bank and the Swingline Agents may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	each Finance Party has rights pursuant to Clause 27.17 (Sanctions and anti-corruption) and Clause 30.12 (Sanctions and anti-corruption) (including voting rights in respect of amendments or waivers relating to Clause 27.17 (Sanctions and anti-corruption) and Clause 30.12 (Sanctions and anti-corruption));

(ii)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 31.1 (Non-payment));

(iii)	any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and

(iv)	any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Agent, the Issuing Bank and any Swingline Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent, the Issuing Bank or a Swingline Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to such Finance Party (and so separate from any lawyers instructed by the Lenders) if the Agent, Issuing Bank or a Swingline Agent in its reasonable opinion deems this to be necessary.

(e)	The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent, Issuing Bank and Swingline Agents may act in relation to the Finance Documents through its officers, employees and agents.

(g)	Unless a Finance Document expressly provides otherwise, the Agent and any Swingline Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)	Notwithstanding any other provision of any Finance Document to the contrary, none of the Agent, the Arranger, the Issuing Bank, any Swingline Agent or the Coordinator is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)	Notwithstanding any provision of any Finance Document to the contrary, none of the Agent, the Issuing Bank or any Swingline Agent is obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

(j)	The Agent may refrain, without liability, from doing anything that would or might in its opinion be contrary to any law of any state or jurisdiction (including but not limited to the U.S. or any jurisdiction forming a part of it and England and Wales) or any directive or regulation of any agency of any such state or jurisdiction and may, without liability, do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

34.9	Responsibility for documentation

None of the Agent, the Arranger, the Issuing Bank, any Swingline Agent, any Swingline Lender or the Coordinator is responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) provided by the Agent, the Arranger, the Issuing Bank, any Swingline Agent, any Swingline Lender, the Coordinator, an Obligor or any other person in connection with any Finance Document, the Debtdomain Information or the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document; or

(c)	any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

34.10	No duty to monitor

None of the Agent, the Issuing Bank or any Swingline Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

34.11	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent, the Issuing Bank, any Swingline Agent or any Swingline Lender), none of the Agent, the Issuing Bank, any Swingline Agent or any Swingline Lender will be liable for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or

(iii)	without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party (other than the Agent, the Issuing Bank, a Swingline Agent or a Swingline Lender) may take any proceedings against any officer, employee or agent of the Agent, the Issuing Bank, a Swingline Agent or a Swingline Lender in respect of any claim it might have against the Agent the Issuing Bank, a Swingline Agent or a Swingline Lender or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent the Issuing Bank, a Swingline Agent or a Swingline Lender may rely on this Clause subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Agent, the Arranger or the Coordinator to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender,

on behalf of any Lender; and each Lender confirms to the Agent, the Arranger and the Coordinator that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent, the Arranger or the Coordinator.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the Agent’s liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

34.12	Lenders’ indemnity to the Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within 3 Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 37.10 (Disruption to payment systems etc.) notwithstanding the Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).

34.13	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the other Finance Parties and the Company.

(b)	Alternatively the Agent may resign by giving 30 days’ notice to the other Finance Parties and the Company, in which case the Majority Lenders (after consultation with the Company) may appoint a successor Agent.

(c)	If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Company) may appoint a successor Agent (acting through an office in the United Kingdom).

(d)	The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(e)	The Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)	Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of Clause 23.3 (Indemnity to the Agent) and this Clause 34 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date and any agency fees that have been paid in advance shall be repaid in proportion to the period of effective appointment). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	After consultation with the Company, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.

(h)	The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable. shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)	the Agent fails to respond to a request under Clause 21.9 (FATCA Information) and the Company or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by the Agent pursuant to Clause 21.9 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) the Company or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Company or that Lender, by notice to the Agent, requires it to resign.

34.14	Replacement of the Agent

(a)	After consultation with the Company, the Majority Lenders may, by giving 30 days’ notice to the Agent replace the Agent by appointing a successor Agent (acting through an office in the United Kingdom).

(b)	The retiring Agent shall at the expense of the Lenders make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(c)	The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 34 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

34.15	Confidentiality

(a)	In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

34.16	Relationship with the Lenders

(a)	Subject to Clause 32.10 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than 5 Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)

Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 39.5 (Electronic communication)) electronic mail address and/or any other information required to enable transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 39.2 (Addresses) and paragraph (a) of Clause 39.5 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

34.17	Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent, the Arranger, the Issuing Bank, each Swingline Agent, each Swingline Lender, and the Coordinator that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)	the adequacy, accuracy and/or completeness of the Debtdomain Information and any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document, and each Lender warrants to the Agent, the Arranger, the Issuing Bank, each Swingline Agent, each Swingline Lender and the Coordinator that it has not relied on and will not at any time rely on the Agent, the Arranger, the Issuing Bank, each Swingline Agent, each Swingline Lender or the Coordinator in respect of any of these matters.

34.18	Agent’s management time

Any amount payable to the Agent under Clause 23.3 (Indemnity to the Agent), Clause 25 (Costs and Expenses) and Clause 34.12 (Lenders’ indemnity to the Agent) shall include the cost, in an amount certified in reasonable detail by the Agent, of utilising the Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Company and the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 20 (Fees).

34.19	Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

34.20	Role of Reference Banks

(a)	No Reference Bank is under any obligation to provide a quotation or any other information to the Agent.

(b)	No Reference Bank will be liable for any action taken by it under or in connection with any Finance Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct.

(c)	No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 34.20 subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

34.21	Third party Reference Banks

A Reference Bank which is not a Party may rely on Clause 34.20 (Role of Reference Banks), Clause 43.4 (Other exceptions) and Clause 45 (Confidentiality of Funding Rates and Reference Bank Quotations), subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

35.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

36.	SHARING AMONG THE FINANCE PARTIES

36.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from an Obligor other than in accordance with Clause 37 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within 3 Business Days, notify details of the receipt or recovery, to the Agent;

(b)	the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 37 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within 3 Business Days of demand by the Agent, pay to the Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 37.5 (Partial payments).

36.2	Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 37.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

36.3	Recovering Finance Party’s rights

On a distribution by the Agent under Clause 36.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

36.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)	each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

36.5	Exceptions

(a)	This Clause 36 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

37.	PAYMENT MECHANICS

37.1	Payments to the Agent

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent) and with such bank as the Agent, in each case, specifies.

37.2	Distributions by the Agent

Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 37.3 (Distributions to an Obligor), Clause 37.4 (Clawback and pre-funding) and Clause 34.19 (Deduction from amounts payable by the Agent) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than 5 Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

37.3	Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 38 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

37.4	Clawback and pre-funding

(a)	Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum. However, the Agent may assume that the sum has been paid to it, and, in reliance on that assumption, make available to that Party a corresponding amount.

(b)

If the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the

Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)	If the Agent has notified the Lenders that it is willing to make available amounts for the account of a Borrower before receiving funds from the Lenders then it shall promptly inform the Company thereof and if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to a Borrower:

(i)	the Borrower to whom that sum was made available shall on demand refund it to the Agent; and

(ii)	the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

37.5	Partial payments

(a)	If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid amount owing to the Agent, the Issuing Bank, each Swingline Agent and each Swingline Lender (but only if the Dollar Swingline Loans or the Euro Swingline Loans, as relevant, have not been funded by any other Lenders) under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement and any amount due but unpaid under Clauses 7.3 (Claims under a Letter of Credit) and 7.4 (Indemnities); and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

37.6	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

37.7	Business Days

(a)	Any payment under any Finance Document which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

37.8	Currency of account

(a)	Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	A repayment of a Utilisation or Unpaid Sum or a part of a Utilisation or Unpaid Sum shall be made in the currency in which that Utilisation or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.

(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.

37.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

37.10	Disruption to payment systems etc.

If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred:

(a)	the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;

(b)	the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)	any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 43 (Amendments and Waivers);

(e)	the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 37.10; and

(f)	the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

38.	SET-OFF

A Finance Party may set-off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

39.	NOTICES

39.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

39.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Company and any other Original Obligor, that identified with its name in the Amendment and Restatement Agreement;

(b)	in the case of each Lender, each Swingline Agent, each Swingline Lender, the Issuing Bank or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the Agent, that identified with its name in the Amendment and Restatement Agreement,

or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than 5 Business Days’ notice.

39.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 39.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Agent.

(d)	Any communication or document made or delivered to the Company in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

(f)	Any communication or document made or delivered to an Obligor (other than the Company) in accordance with this Clause shall be copied to the Company, c/o WABCO Europe BVBA, at the address and fax number set out below.

39.4	Notification of address and fax number

Promptly upon changing its address or fax number, the Agent shall notify the other Parties.

39.5	Electronic communication

(a)	Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than 5 Business Days’ notice.

(b)	The Parties agree that any such electronic communication as specified in paragraph (a) above shall be an accepted form of communication unless and until notified to the contrary.

(c)	Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

(d)	Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement, and shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 39.5.

39.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

40.	CALCULATIONS AND CERTIFICATES

40.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate in the absence of manifest error.

40.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

40.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice (being 365 days in Hong Kong).

41.	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither:

(a)	the legality, validity or enforceability of the remaining provisions; nor

(b)	the legality, validity or enforceability of such provision under the law of any other jurisdiction,

will in any way be affected or impaired.

42.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

43.	AMENDMENTS AND WAIVERS

43.1	Required consents

(a)	Subject to Clause 43.2 (All Lender matters) and Clause 43.4 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Company and any such amendment or waiver will be binding on all Parties.

(b)	The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

(c)	The Agent must promptly notify the other Parties of any amendment or waiver effected by it pursuant to paragraph (b) above.

43.2	All Lender matters

(a)	Subject to Clause 43.5 (Replacement of Screen Rate) an amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to:

(i)	the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents;

(iii)	a reduction in the Applicable Margin (other than in accordance with the definition thereof) or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iv)	an increase in any Commitment or an extension of the Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility, other than in accordance with Clause 2.2 (Increase in Total Commitments);

(v)	a change to the Borrowers or Guarantors other than in accordance with Clause 33 (Changes to the Obligors);

(vi)	any provision which expressly requires the consent of all the Lenders;

(vii)	Clause 2.4 (Finance Parties’ rights and obligations), Clause 16.2 (Change of control), Clause 16.7 (Application of prepayments), Clause 32 (Changes to the Lenders), Clause 36 (Sharing among the Finance Parties), this Clause 43, Clause 48 (Governing Law) or Clause 49 (Enforcement); or

(viii)	the nature or scope of the guarantee and indemnity granted under Clause 26 (Guarantee and Indemnity);

shall not be made without the prior consent of all the Lenders.

43.3	Excluded Commitments

If any Lender notifies the Agent that as a result of the operation of Clause 27.17 (Sanctions and anti-corruption) or Clause 30.12 (Sanctions and anti-corruption) it has no voting rights in relation to a specific vote of Lenders under the terms of this Agreement:

(a)	its Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained; and

(b)	its status as Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained.

43.4	Other exceptions

An amendment or waiver which relates to the rights or obligations of the Agent, a Swingline Agent, the Issuing Bank, the Arranger, the Coordinator or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent, the relevant Swingline Agent, the Issuing Bank, the Arranger, the Coordinator or that Reference Bank as the case may be.

43.5	Replacement of Screen Rate

Subject to Clause 43.4 (Other exceptions), if any Screen Rate is not available for a currency which can be selected for a Loan, any amendment or waiver which relates to providing for another benchmark rate to apply in relation to that currency in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that other benchmark rate) may be made with the consent of the Majority Lenders and the Obligors.

44.	CONFIDENTIAL INFORMATION

44.1	Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 44.2 (Disclosure of Confidential Information) and Clause 44.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

44.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)	to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners, (in the case of any Finance Party incorporated in Singapore or lending out of a Singapore branch only) third party service providers and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom sub paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 34.16 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (ii) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 32.9 (Security over Lenders’ rights);

(vii)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(viii)	who is a Party; or

(ix)	with the consent of the Company;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)	in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)	to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party;

(d)	to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors.

44.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	Clause 48 (Governing Law)

(vi)	the names of the Agent, the Arranger and the Coordinator;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amounts of, and names of, the Facilities;

(ix)	amount of Total Commitments;

(x)	currencies of the Facilities;

(xi)	type of Facilities;

(xii)	ranking of Facilities;

(xiii)	Termination Date for Facilities;

(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and

(xv)	such other information agreed between such Finance Party and the Company,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in paragraphs (a)(i) to (a)(xv) above is, nor will at any time be, unpublished price-sensitive information.

(d)	The Agent shall notify the Company and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facilities and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Obligors by such numbering service provider.

44.4	Entire agreement

This Clause 44 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

44.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

44.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 44.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 44.

44.7	Continuing obligations

The obligations in this Clause 44 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

45.	CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS

45.1	Confidentiality and disclosure

(a)	The Agent, each Swingline Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent and each Swingline Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b), (c) and (d) below.

(b)	The Agent and each Swingline Agent may disclose:

(i)	any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the relevant Borrower pursuant to Clause 10.4 (Interest), 13.4 (Interest) or Clause 17.4 (Notification of rates of interest) (as applicable); and

(ii)	any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent or the relevant Swingline Agent and the relevant Lender or Reference Bank, as the case may be.

(c)	The Agent and each Swingline Agent may disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to:

(i)	any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it;

(ii)	any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent, the relevant Swingline Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)	any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent, the relevant Swingline Agent or the relevant Obligor , as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender or Reference Bank, as the case may be.

(d)	The Agent’s obligations in this Clause 45 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 17.4 (Notification of rates of interest) provided that (other than pursuant to paragraph (b)(i) above) the Agent or the relevant Swingline Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification.

45.2	Related obligations

(a)	The Agent, each Swingline Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent and each Swingline Agent, each Reference Bank Quotation) is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent, each Swingline Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent and each Swingline Agent, any Reference Bank Quotation for any unlawful purpose.

(b)	The Agent, each Swingline Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be:

(i)	of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 45.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this Clause 45.

45.3	No Event of Default

No Event of Default will occur under Clause 31.3 (Other obligations) by reason only of an Obligor’s failure to comply with this Clause 45.

46.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

47.	USA PATRIOT ACT

Each Lender that is subject to the USA PATRIOT Act hereby notifies each Obligor that pursuant to the requirements of the USA PATRIOT Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA Patriot Act.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

48.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

49.	ENFORCEMENT

49.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or the consequences of its nullity or any non-contractual obligations arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	This Clause 49.1 is for the benefit of the Finance Parties only. As a result, and notwithstanding paragraph (a) above, any Finance Party may take proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

49.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor:

(a)	irrevocably appoints WABCO Automotive U.K. Limited (attention: Derek Colquhoun and David Rickell) of Unit A1 Grange Valley, Grange Valley Road, Batley, West Yorkshire WF17 6GH, England as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(b)	agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

49.3	Waiver of jury trial

(a)	Each of the Parties to this Agreement agrees to waive irrevocably its rights to a jury trial of any claim based upon or arising out of this Agreement or any of the documents referred to in this Agreement or any transaction contemplated in this Agreement. This waiver is intended to apply to all Disputes. Each Party acknowledges that:

(i)	this waiver is a material inducement to enter into this Agreement;

(ii)	it has already relied on this waiver in entering into this Agreement; and

(iii)	it will continue to rely on this waiver in future dealings.

(b)	Each Party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial rights after consultation with its legal advisers. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OBLIGORS

Name of Original Borrowers	Registration number (or equivalent, if any)
WABCO Holdings Inc.	4283982 (Record No. with the Delaware Secretary of State)

WABCO Europe BVBA	0475.956.135

WABCO Financial Services Sprl	0881.425.934

WABCO Asia Private Ltd.	200607693H

WABCO Hong Kong Limited	1143938

Name of Original Guarantor	Registration number (or equivalent, if any)
WABCO Holdings Inc.	4283982 (Record No. with the Delaware Secretary of State)

PART II

THE ORIGINAL LENDERS

Name of Original Lender	Commitment (USD)
Citibank, N.A., London Branch	59,000,000
ING Belgium SA/NV	59,000,000
Bank of America Merrill Lynch International Limited	47,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	47,000,000
BNP Paribas Fortis SA/NV	47,000,000
Credit Lyonnais	47,000,000
The Royal Bank of Scotland plc	47,000,000
UniCredit Bank AG	47,000,000
TOTAL:	USD400,000,000

SCHEDULE 2

CONDITIONS PRECEDENT

PART I

CONDITIONS PRECEDENT TO INITIAL UTILISATION

1.	Original Obligors

(a)	A copy of the constitutional documents of each Original Obligor.

(b)	A copy of a resolution of the board of directors of each Original Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(ii)	in the case of each Belgian Obligor, setting out the reasons why the board of directors of that Obligor considered that the entry into this Agreement is of benefit to that Obligor;

(iii)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(iv)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate of each Original Obligor (signed by a director or by a Financial Officer of the relevant Obligor duly authorised by the board of directors) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments (including any permitted increase in the Total Commitments pursuant to Clause 2.2 (Increase in Total Commitments) would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

(e)	A certificate of an authorised signatory of each Original Obligor (signed by a director or by a Financial Officer of the relevant Obligor duly authorised by the board of directors) certifying that each copy document relating to it specified in this Part I of this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal opinions

(a)	A legal opinion of Clifford Chance LLP, legal advisers to the Arranger and the Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)	If an Original Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Arranger and the Agent in the relevant jurisdiction, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

3.	Other documents and evidence

(a)	Evidence that any agent for service of process referred to in Clause 49.2 (Service of process), if not an Original Obligor, has accepted its appointment.

(b)	A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

(c)	Subject to Clause 4.1 (Initial conditions precedent), the Original Financial Statements of each Original Obligor.

(d)	Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 20 (Fees) and Clause 25 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.

(e)	Evidence satisfactory to the Agent that all amounts under the five year credit agreement dated as of 31 May 2007 between, amongst others, the Company, JP Morgan Securities, Inc. and ABN AMRO Bank Inc. as lead arrangers and joint bookrunners (other than amounts outstanding under the existing letters of credit) have been repaid or prepaid in full (or will be prepaid in full simultaneously with the proceeds of the first Utilisation hereunder) and that all facilities thereunder (other than the existing letters of credit) have been cancelled (or will be cancelled simultaneously with the first Utilisation hereunder).

(f)	A copy of a good standing certificate with respect to each U.S. Obligor, issued as of a recent date satisfactory to the Agent by the Secretary of State or other appropriate official of each U.S. Obligor’s jurisdiction of incorporation or organisation.

(g)	A certificate in form and substance satisfactory to the Agent of the chief financial officer or director of finance of each U.S. Obligor as to the solvency of such U.S. Obligor.

PART II

CONDITIONS PRECEDENT REQUIRED TO BE

DELIVERED BY AN ADDITIONAL OBLIGOR

1.	An Accession Letter, duly executed by the Additional Obligor and the Company.

2.	A copy of the constitutional documents of the Additional Obligor.

3.	A copy of a good standing certificate with respect to each Additional Obligor whose jurisdiction of organization is a state of the U.S. or the District of Columbia, issued as of a recent date by the Secretary of State or other appropriate official of such Additional Obligor’s jurisdiction of incorporation or organisation.

4.	A copy of a resolution of the board of directors (or its equivalent in the relevant jurisdiction) of the Additional Obligor:

(a)	approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter;

(b)	in the case of a Belgian Additional Guarantor, setting out the reasons why the board of directors or managers of that Additional Guarantor considered that the entry into this Agreement, and in particular the assumption of its guarantee obligations in accordance with Clause 26 (Guarantee and Indemnity) is of benefit to that Additional Guarantor.

(c)	authorising a specified person or persons to execute the Accession Letter on its behalf; and

(d)	authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices (including, in relation to an Additional Borrower, any Utilisation Request ) to be signed and/or despatched by it under or in connection with the Finance Documents.

5.	A specimen of the signature of each person authorised by the resolution referred to in paragraph 4 above.

6.	If applicable in its jurisdiction of incorporation, a copy of a resolution signed by all the holders of the issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party.

7.	In the case of a Belgian Additional Obligor which is a naamloze vennootschap, a copy of a relation of the shareholders meeting, or of a written resolution of all shareholders of such Belgian Additional Obligor approving Clauses 16.2 (Change of control) and 30.5 (Merger) together with evidence that an extract of such resolution has been filed with the clerk of the corporate commercial court in accordance with Article 556 of the Belgian Company Code.

8.	A certificate of the Additional Obligor (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

9.	A certificate of an authorised signatory of the Additional Obligor certifying that each copy document listed in this Part II of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

10.	A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

11.	If available, the latest audited financial statements of the Additional Obligor.

12.	A legal opinion of Clifford Chance LLP, legal advisers to the Arranger and the Agent in England.

13.	If the Additional Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Arranger and the Agent in the jurisdiction in which the Additional Obligor is incorporated.

14.	If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, evidence that the agent for service of process specified in Clause 49.2 (Service of process), if not an Obligor, has accepted its appointment in relation to the proposed Additional Obligor.

15.	A certificate in form and substance satisfactory to the Agent of the director of finance or other appropriate person of each Additional Obligor as to the solvency of such Additional Obligor.

SCHEDULE 3

REQUESTS

PART I

UTILISATION REQUEST - REVOLVING FACILITY LOANS

From:	[name of relevant Borrower]

To:	[Agent]

Dated:

Dear Sirs

WABCO HOLDINGS INC. USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Revolving Facility Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)

Currency of Revolving Facility Loan:	[●]

Amount:	[●] or, if less, the Available Facility

Interest Period:	[●]

3.	We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request.

4.	The proceeds of this Revolving Facility Loan should be credited to [account].

5.	This Utilisation Request is irrevocable.

Yours faithfully

authorised signatory for

[name of relevant Borrower]

PART II

UTILISATION REQUEST - DOLLAR SWINGLINE LOANS

From:	[name of relevant Borrower]

To:	[Dollar Swingline Agent]

CC:	[Dollar Swingline Lender] [Agent]

Dated:

Dear Sirs

WABCO HOLDINGS INC. USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Dollar Swingline Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a New York Business Day, the next New York Business Day)

Facility to be utilised:	Dollar Swingline Facility

Amount:	USD [●] or, if less, the Available Dollar Swingline Facility

Interest Period:	[●]

3.	We confirm that each condition specified in paragraph (b) of Clause 9.3 (Dollar Swingline Loan conditions) is satisfied on the date of this Utilisation Request.

4.	The proceeds of this Dollar Swingline Loan should be credited to [account].

5.	This Utilisation Request is irrevocable.

Yours faithfully

authorised signatory for

[name of relevant Borrower]

PART III

UTILISATION REQUEST - EURO SWINGLINE LOANS

From:	[name of relevant Borrower]

To:	[Euro Swingline Agent]

CC:	[Euro Swingline Lender] [Agent]

Dated:

Dear Sirs

WABCO HOLDINGS INC. USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Euro Swingline Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a TARGET Day, the next TARGET Day)

Facility to be utilised:	Euro Swingline Facility

Amount:	Euro[●] or, if less, the Available Euro Swingline Facility

Interest Period:	[●]

3.	We confirm that each condition specified in paragraph (b) of Clause 12.3 (Euro Swingline Loan conditions) is satisfied on the date of this Utilisation Request.

4.	The proceeds of this Euro Swingline Loan should be credited to [account].

5.	This Utilisation Request is irrevocable.

Yours faithfully

authorised signatory for

[name of relevant Borrower]

PART IV

UTILISATION REQUEST - LETTERS OF CREDIT

From:	[Borrower]

To:	[Agent]

CC:	[Issuing Bank]

Dated:

Dear Sirs

WABCO Holdings Inc. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We wish to arrange for a [renewal of a] [Letter of Credit] to be issued by the Issuing Bank on the following terms:

Proposed Utilisation Date	[●] (or, if that is not a Business Day, the next Business Day)

Currency of Letter of Credit	[●]

Amount:	[●] or, if less, the Available Facility

[Ultimate] Beneficiary:	[●]

[Correspondent Bank]:	[●]

Term or Expiry Date:	[●]

Description of underlying transaction:	[●]

2.	[This is a Renewal Request].

3.	We confirm that each condition specified in paragraph (b) of Clause 6.6 (Issue of Letters of Credit) is satisfied on the date of this Utilisation Request.

4.	We attach a copy of the proposed Letter of Credit.

5.	This Utilisation Request is irrevocable.

Delivery Instructions:

[specify delivery instructions]

Yours faithfully

Authorised signatory for
[name of relevant Borrower]

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To:	[●] as Agent

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

WABCO HOLDINGS INC. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 32.5 (Procedure for transfer):

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with Clause 32.5 (Procedure for transfer), all of the Existing Lender’s rights and obligations under the Agreement and other Finance Documents which relate to that portion of the Existing Lender’s Commitment and participations in Loans under the Agreement as specified in the Schedule.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 39.2 (Addresses) are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 32.4 (Limitation of responsibility of Existing Lenders).

4.	The benefit of each security document granted in favour of the Existing Lender under or in connection with the Finance Documents shall be maintained in favour of the New Lender, without prejudice to paragraph (a) of Clause 32.4 (Limitation of responsibility of Existing Lenders).

5.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

6.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

7.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]	[New Lender]

By:	By:

This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [●].

[Agent]

By:

SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

To:	Citibank International Limited as Agent and WABCO Holdings, Inc. as Company, for and on behalf of each Obligor

From:	[the Existing Lender] (the “Existing Lender”) and [the New Lender] (the “New Lender”)

Dated:

WABCO HOLDINGS INC. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 32.6 (Procedure for assignment):

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitments and participations in Loans under the Agreement as specified in the Schedule.

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitments and participations in Loans under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3.	The proposed Transfer Date is [●].

4.	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5.	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 39.2 (Addresses) are set out in the Schedule.

6.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 32.4 (Limitation of responsibility of Existing Lenders).

7.	This Assignment Agreement acts as notice to the Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 32.8 (Copy documents to Company), to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8.	In the absence of express provision, security passes together with an assignment (Art. 1692 of the Belgian Civil Code), but not together with a novation (Art. 1278 of the Belgian Civil Code).

9.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

10.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

THE SCHEDULE

Rights to be assigned and obligations to be released and undertaken

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Assignment Agreement is accepted by the Agent and the Transfer Date is confirmed as [●].

Signature of this Assignment Agreement by the Agent constitutes confirmation by the Agent of receipt of notice of the assignment referred to herein, which notice the Agent receives on behalf of each Finance Party.

[Agent]

By:

SCHEDULE 6

FORM OF ACCESSION LETTER

To:	Citibank International Limited as Agent

From:	[Subsidiary] and WABCO HOLDINGS INC.

Dated:

Dear Sirs

WABCO HOLDINGS INC. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.	[Subsidiary] agrees to become an Additional [Borrower]/[Guarantor] and to be bound by the terms of the Agreement as an Additional [Borrower]/[Guarantor] pursuant to Clause [33.2 (Additional Borrowers)]/[Clause 33.4 (Additional Guarantors)] of the Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].

3.	[Subsidiary’s] administrative details are as follows:

Address:

Fax No:

Attention:

4.	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Accession Letter is entered into by deed.

WABCO HOLDINGS INC.	[Subsidiary]

By:	By:

SCHEDULE 7

FORM OF RESIGNATION LETTER

To:	Citibank International Limited as Agent

From:	[resigning Obligor] and WABCO HOLDINGS INC.

Dated:

Dear Sirs

WABCO HOLDINGS INC. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Agreement”)

1.	We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2.	Pursuant to [Clause 33.3 (Resignation of a Borrower)]/[Clause 33.6 (Resignation of a Guarantor)], we request that [resigning Obligor] be released from its obligations as a [Borrower]/[Guarantor] under the Agreement.

3.	We confirm that no Default is continuing or would result from the acceptance of this request.

4.	This Resignation Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

WABCO HOLDINGS INC.	[Subsidiary]

By:	By:

SCHEDULE 8

FORM OF COMPLIANCE CERTIFICATE

To:	Citibank International Limited as Agent

From:	WABCO HOLDINGS INC.

Dated:

Dear Sirs

WABCO HOLDINGS INC. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “ Agreement”)

1.	We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.	We confirm that as at [relevant test date]:

(a)	Consolidated Net Indebtedness of the Company was [x] and the Consolidated EBITDA of the Company was [x]; the ratio of Consolidated Net Indebtedness to Consolidated EBITDA was therefore [x:x];

(b)	the Consolidated EBITDA of the Company was [x] and the Consolidated Net Interest Expense of the Company was [x]; the ratio of Consolidated EBITDA to Consolidated Net Interest Expense was therefore [x:x]; and

(c)	the Subsidiaries of the Company had USD[x] of outstanding Indebtedness in aggregate, of which the total principal amount secured was USD[x].

3.	We set out below calculations establishing the figures in paragraph 2 above:

[●]

4.	[We confirm that no Default is continuing.]

Signed:

Financial Officer of Company

[insert applicable certification language]

for and on behalf of
[name of auditors of the Company]

NOTES:

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

SCHEDULE 9

LMA FORM OF CONFIDENTIALITY UNDERTAKING

THIS MASTER CONFIDENTIALITY UNDERTAKING is dated [●] and made between:

(1)	[●]; and

(2)	[●].

Either party (in this capacity the “Purchaser”) may from time to time consider acquiring an interest from the other party (in this capacity the “Seller”) in the Agreement which, subject to the Agreement, may be by way of novation, assignment, the entering into, whether directly or indirectly, of a sub-participation or any other transaction under which payments are to be made or may be made by reference to one or more relevant Finance Documents and/or one or more relevant Obligors or by way of investing in or otherwise financing, directly or indirectly, any such novation, assignment, sub-participation or other transaction (each an “Acquisition”). In consideration of the Seller agreeing to make available to the Purchaser certain information in relation to each Acquisition it is agreed as follows:

1.	CONFIDENTIALITY UNDERTAKING

The Purchaser undertakes in relation to each Acquisition made or which may be made by it (a) to keep all Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition confidential and not to disclose it to anyone, save to the extent permitted by paragraph 2 below and to ensure that all Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition is protected with security measures and a degree of care that would apply to the Purchaser’s own confidential information and (b) until that Acquisition is completed, to use the Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition only for the Permitted Purpose.

2.	PERMITTED DISCLOSURE

The Purchaser may disclose in relation to each Acquisition made or which may be made by it:

2.1	to any of its Affiliates and any of its or their officers, directors, employees, professional advisers and auditors such Confidential Information as the Purchaser shall consider appropriate if any person to whom such Confidential Information is to be given pursuant to this paragraph 2.1 is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to such Confidential Information;

2.2	subject to the requirements of the relevant Agreement, to any person:

(a)

to (or through) whom the Purchaser assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations which it may acquire under that Agreement such Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition as the Purchaser shall consider appropriate if the person to whom such Confidential Information is to be given pursuant to this paragraph (a) has delivered a letter to the Purchaser in equivalent form to this undertaking;

(b)	with (or through) whom the Purchaser enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to that Agreement or any relevant Obligor such Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition as the Purchaser shall consider appropriate if the person to whom such Confidential Information is to be given pursuant to this paragraph (b) has delivered a letter to the Purchaser in equivalent form to this undertaking;

(c)	to whom information is required or requested to be disclosed by any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation such Confidential Information which the Seller supplies to the Purchaser in relation to that Acquisition as the Purchaser shall consider appropriate; and

2.3	notwithstanding paragraphs 2.1 and 2.2 above, Confidential Information to such persons to whom, and on the same terms as, a Finance Party is permitted to disclose such Confidential Information under the Agreement to which that Acquisition relates, as if such permissions were set out in full in this undertaking for the purposes of that Acquisition and as if references in those permissions to Finance Party were references to the Purchaser for the purposes of that Acquisition.

3.	NOTIFICATION OF DISCLOSURE

The Purchaser agrees in relation to each Acquisition made or which may be made by it (to the extent permitted by law and regulation) to inform the Seller:

3.1	of the circumstances of any disclosure of Confidential Information made pursuant to paragraph 2.2(c) above except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

3.2	upon becoming aware that Confidential Information relating to that Acquisition has been disclosed in breach of this undertaking.

4.	RETURN OF COPIES

If the Purchaser does not enter into an Acquisition and the Seller so requests in writing, the Purchaser shall return or destroy all Confidential Information supplied to the Purchaser by the Seller in relation to that Acquisition and destroy or permanently erase (to the extent technically practicable) all copies of such Confidential Information made by the Purchaser and use its reasonable endeavours to ensure that anyone to whom the Purchaser has supplied any such Confidential Information destroys or permanently erases (to the extent technically practicable) such Confidential Information and any copies made by them, in each case save to the extent that the Purchaser or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under paragraph 2.2(c) above.

5.	CONTINUING OBLIGATIONS

The obligations in this undertaking are continuing and, in particular, shall survive and remain binding on the Purchaser in relation to each Acquisition made or which may be made by it until (a) if the Purchaser becomes a party to the Agreement to which that Acquisition relates as a lender of record, the date on which the Purchaser becomes such a party to such Agreement; (b) if the Purchaser enters into that Acquisition but it does not result in the Purchaser becoming a party to the Agreement to which that Acquisition relates as a lender of record, the date falling twelve months after the date on which all of the Purchaser’s rights and obligations contained in the documentation entered into to implement that Acquisition have terminated; or (c) in any other case the date falling twelve months after the date of the Purchaser’s final receipt (in whatever manner) of any Confidential Information in relation to that Acquisition.

6.	NO REPRESENTATION; CONSEQUENCES OF BREACH, ETC

The Purchaser acknowledges and agrees that, in relation to each Acquisition made or which may be made by it:

6.1	neither the Seller, nor any member of the relevant Group nor any of the Seller’s or the relevant Group’s respective officers, employees or advisers (each a “Relevant Person”) (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information supplied by the Seller to the Purchaser in relation to that Acquisition or any other information supplied by the Seller to the Purchaser in relation to that Acquisition or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information supplied by the Seller to the Purchaser in relation to that Acquisition or any other information supplied by the Seller to the Purchaser in relation to that Acquisition or be otherwise liable to the Purchaser or any other person in respect of the Confidential Information supplied by the Seller to the Purchaser in relation to that Acquisition or any such information; and

6.2	the Seller or members of the relevant Group may be irreparably harmed by the breach of the terms of this undertaking and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this undertaking by the Purchaser.

7.	ENTIRE AGREEMENT: NO WAIVER; AMENDMENTS, ETC

7.1	This undertaking constitutes the entire agreement between the Seller and the Purchaser in relation to the Purchaser’s obligations regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

7.2	No failure to exercise, nor any delay in exercising any right or remedy under this undertaking will operate as a waiver of any such right or remedy or constitute an election to affirm this letter. No election to affirm this letter will be effective unless it is in writing. No single or partial exercise of any right or remedy will prevent any further or other exercise or the exercise of any other right or remedy under this undertaking.

7.3	The terms of this undertaking and the Purchaser’s obligations under this undertaking may only be amended or modified by written agreement between the parties.

8.	INSIDE INFORMATION

The Purchaser acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Purchaser undertakes not to use any Confidential Information for any unlawful purpose.

9.	NATURE OF UNDERTAKINGS

The undertakings given by the Purchaser in this undertaking are given to the Seller and are also given for the benefit of the relevant Company and each other member of the relevant Group.

10.	THIRD PARTY RIGHTS

10.1	Subject to this paragraph 10 and to paragraphs 6 and 9, a person who is not a party to this undertaking has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this undertaking.

10.2	The Relevant Persons may enjoy the benefit of the terms of paragraphs 6 and 9 subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

10.3	Notwithstanding any provisions of this undertaking, the parties to this undertaking do not require the consent of any Relevant Person to rescind or vary this undertaking at any time.

11.	GOVERNING LAW AND JURISDICTION

11.1	This undertaking and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of any Acquisition) are governed by English law.

11.2	The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this undertaking (including a dispute relating to any non-contractual obligation arising out of or in connection with either this undertaking or the negotiation of any Acquisition).

12.	DEFINITIONS

In this undertaking terms defined in the relevant Agreement (as defined below) shall, unless the context otherwise requires, have the same meaning and:

“Agreement” means the USD400,000,000 facility agreement dated 8 July 2011 as amended pursuant to an amendment and restatement agreement dated [●] 2015 between, amongst others, Citibank International Limited as agent, certain financial institutions named therein as lenders and WABCO Holdings Inc.

“Company” means WABCO Holdings Inc.

“Confidential Information” means, in relation to each Acquisition, all information relating to the Company, any Obligor, the Group, the relevant Finance Documents, the Facility and/or that Acquisition which is received by the Purchaser in relation to the relevant Finance Documents or the relevant Facility from the Seller or any of its affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(a)	is or becomes public information other than as a direct or indirect result of any breach by the Purchaser of this undertaking; or

(b)	is identified in writing at the time of delivery as non-confidential by the Seller or its advisers; or

(c)	is known by the Purchaser before the date the information is disclosed to the Purchaser by the Seller or any of its affiliates or advisers or is lawfully obtained by the Purchaser after that date, from a source which is, as far as the Purchaser is aware, unconnected with the relevant Group and which, in either case, as far as the Purchaser is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

“Permitted Purpose” means, in relation to each Acquisition, considering and evaluating whether to enter into that Acquisition.

This undertaking has been entered into on the date stated at the beginning of this undertaking

SCHEDULE 10

TIMETABLES

All times referred to in this Schedule 10 are London time unless otherwise specified.

	Loans in euro	Loans in US	Loans in other
		Dollars	currencies
Agent confirms to Company if a currency is approved as an Optional Currency in accordance with paragraph (b) of Clause 4.3 (Conditions relating to Optional Currencies)	—	—	U-5

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request))	U-3 9.30am	U-3 9.30am	U-4 9.30am

Agent determines (in relation to a Utilisation) the Base Currency Amount of the Loan, if required under Clause 5.4 (Lenders’ participation)	U-3 Noon	—	U-4 Noon

Agent notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders’ participation)	U-3 3.00pm	U-3 3.00pm	U-4 3.00pm

Agent receives a notification from a Lender under Clause 14.2 (Unavailability of a currency)	Quotation Day 10.00am	Quotation Day 10.00am	Quotation Day 10.00am

Agent gives notice in accordance with Clause 14.2 (Unavailability of a currency)	Quotation Day 10.30am	Quotation Day 10.30am	Quotation Day 10.30am

LIBOR or EURIBOR is fixed	Quotation Day 11:00 a.m. Brussels time	Quotation Day 11:00 a.m.	Quotation Day 11:00 a.m.

Benchmark Rate is fixed for a Loan in a Non-LIBOR Currency	—	—	As specified in respect of that currency in Schedule 18 (Other Benchmarks)

	Loans in euro	Loans in US	Loans in other
		Dollars	currencies

Each Lender to make its participation in a Loan available in accordance with Clause 5.4 (Lenders’ Participation)	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.

Reference Bank Rate is calculated by reference to available quotations in accordance with Clause 19.2 (Calculation of Reference Bank Rate)	Quotation Day 11.30 a.m. (Brussels time)	Noon on the Quotation Day	Noon on the Quotation Day in respect of LIBOR and as specified as such in respect of the relevant currency in Schedule 18 (Other Benchmarks) in respect of a Benchmark Rate

“U” = date of utilisation

“U - X” = Business Days prior to date of utilisation

SWINGLINE LOANS

	Dollar		Euro
	Swingline		Swingline
	Loans	Dollar	Loans	Euro
	(other than	Swingline	(other than	Swingline
	to a	Loans to a	to a	Loans to a
	Borrower	Borrower	Borrower	Borrower
	in	in	in	in
	Singapore)	Singapore	Singapore)	Singapore

Delivery of a duly completed Utilisation Request for a Dollar Swingline Loan (Clause 9.1 (Delivery of a Utilisation Request for Dollar Swingline Loans))	U 12:00 noon (New York time)	U - 1 12:00 noon (New York time)

Dollar Swingline Agent determines Federal Funds Rate under Clause 10.4 (Interest)	U 1:00pm (New York time)	U - 1 1:00pm (New York time)

Dollar Swingline Agent notifies the Dollar Swingline Lender and the other Lenders of the amount of the Dollar Swingline Loan in accordance with paragraph (c) of Clause 9.3 (Dollar Swingline Loan conditions)	U 2:00pm (New York time)	U 2:00pm (New York time)

Dollar Swingline Lender notifies the Dollar Swingline Agent that it requires the Lenders to fund its participation in a Dollar Swingline Loan pursuant to Clause 10.1 (Dollar Swingline Loan participation)	N 9:00am (New York time)	N 9:00am (New York time)

Dollar Swingline Agent notifies the Lenders of the requirement to participate in a Dollar Swingline Loan pursuant to Clause 10.1 (Dollar Swingline Loan participation)	N 11:00 a.m. (New York time)	N 11:00 a.m. (New York time)

Each Lender to make its participation in a Dollar Swingline Loan available pursuant to Clause 10.1 (Dollar Swingline Loan Participation)	N 3:00pm (New York time)	N + 2 9:00am (New York time)

	Dollar		Euro
	Swingline		Swingline
	Loans	Dollar	Loans	Euro
	(other than	Swingline	(other than	Swingline
	to a	Loans to a	to a	Loans to a
	Borrower	Borrower	Borrower	Borrower
	in	in	in	in
	Singapore)	Singapore	Singapore)	Singapore

Delivery of a duly completed Utilisation Request for a Euro Swingline Loan (Clause 12.1 (Delivery of a Utilisation Request for Euro Swingline Loans))			U 11:00am	U - 1 11:00am

Euro Swingline Agent determines the Euro Swingline rate for the Euro Swingline Loan and notifies the Euro Swingline Lender and the relevant Borrower under Clause 13.4 (Interest)			U 1.00pm	U - 1 1.00pm

Euro Swingline Agent determines (in relation to a Utilisation) the Base Currency Amount of the Euro Swingline Loan, if required under Clause 12.3 (Euro Swingline Loan conditions) and notifies the Euro Swingline Lender and the other Lenders of the amount of the Euro Swingline Loan in accordance with paragraph (c) of Clause 12.3 (Euro Swingline Loan conditions)			U 2:00pm	U 2:00pm

Euro Swingline Lender notifies the Euro Swingline Agent that it requires the Lenders to fund its participation in a Euro Swingline Loan pursuant to Clause 13.1 (Euro Swingline Loan participation)			N 9.00am	N 9.00am

Euro Swingline Agent notifies the Lenders of the requirement to participate in a Euro Swingline Loan pursuant to Clause 13.1 (Euro Swingline Loan participation)			N 12.00 noon	N 3.00pm

Each Lender to make its participation in a Euro Swingline Loan available pursuant to Clause 13.1 (Euro Swingline Loan participation)			N 2:00pm	N + 2 9:00am

“U” = date of utilisation

“U - X” = Business Days prior to date of utilisation

“N” = the date a Swingline Lender gives notice to the relevant Swingline Agent that it requires the Lenders to fund its participation in a Swingline Loan

“N + X” = Business Days after the date a Swingline Lender gives notice to the relevant Swingline Agent that it requires the Lenders to fund its participation in a Swingline Loan

LETTERS OF CREDIT

Letters of Credit
Delivery of a duly completed Utilisation Request (Clause 6.3 (Delivery of a Utilisation Request for Letters of Credit))	U-3 9.30 am

Agent determines (in relation to a Utilisation) the Base Currency Amount of the Letter of Credit, if required under paragraph (d) of Clause 6.6 (Issue of Letters of Credit) and notifies the Issuing Bank and the Lenders of the Letter of Credit in accordance with paragraph (d) of Clause 6.6 (Issue of Letters of Credit)	U-1 Noon

Delivery of a duly completed Renewal Request (Clause 6.7 (Renewal of a Letter of Credit))	U-3 9.30 am

“U” = date of utilisation or, in the case of a Letter of Credit to be renewed in accordance with Clause 6.7 (Renewal of a Letter of Credit), the first day of the proposed term of the renewed Letter of Credit.

“U - X” = Business Days prior to date of utilisation

SCHEDULE 11

FORM OF LETTER OF CREDIT

To: [Beneficiary]

(the “Beneficiary”)

[Date]

Irrevocable Letter of Credit no. [●]

At the request of [●], Citibank, N.A., London Branch (the “Issuing Bank”) issues this irrevocable letter of credit (“Letter of Credit”) in your favour on the following terms and conditions:

1.	Definitions

In this Letter of Credit:

“Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and New York.

“Demand” means a demand for a payment under this Letter of Credit in the form of the schedule to this Letter of Credit.

“Expiry Date” means [●].

“Facility Agreement” means the USD400,000,000 revolving facility agreement dated 8 July 2011 (as amended from time to time) between, among others, Citibank International Limited as agent, the Issuing Bank and WABCO Holdings, Inc.

“Total L/C Amount” means [●].

2.	Issuing Bank’s agreement

(a)	The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. A Demand must be received by the Issuing Bank by [●] p.m. ([London] time) on the Expiry Date.

(b)	Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within [ten] Business Days of receipt by it of a Demand, it must pay to the Beneficiary the amount demanded in that Demand.

(c)	The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total L/C Account.

3.	Expiry

(a)	The Issuing Bank will be released from its obligations under this Letter of Credit on the date (if any) notified by the Beneficiary to the Issuing Bank as the date upon which the obligations of the Issuing Bank under this Letter of Credit are released.

(b)	Unless previously released under paragraph (a) above, on [●] p.m. ([London] time) on the Expiry Date the obligations of the Issuing Bank under this Letter of Credit will cease with no further liability on the part of the Issuing Bank except for any Demand validly presented under the Letter of Credit that remains unpaid.

(c)	When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must return the original of this Letter of Credit to the Issuing Bank.

4.	Payments

All payments under this Letter of Credit shall be made in USD and for value on the due date to the account of the Beneficiary specified in the Demand.

5.	Delivery of Demand

Each Demand shall be in writing, and, unless otherwise stated, may be made by letter, fax or telex and must be received in legible form by the Issuing Bank at its address and by the particular department or officer (if any) as follows:

Citibank N.A., Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB and must be marked for the attention of: European Trade Service Department, SBLC Issuance Unit.

6.	Expiry

This Letter of Credit shall expire on DDMMYY (the “Present Expiry Date”). It is a condition of this Letter of Credit that it shall be deemed automatically extended, without amendment, for additional period(s) of one year from the Present Expiry Date or any future expiration date, but in no event beyond DDMMYY (the “Final Expiry Date”), unless we notify you in writing, not less than [xx] days prior to any such expiration date that we have elected not to extend such expiration date of such additional period.

7.	Transfer and Assignment of Proceeds

This Letter of Credit is not transferable and proceeds hereunder cannot be assigned.

8.	ISP 98

Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the International Standby Practices (ISP 98), International Chamber of Commerce Publication No. 590.

9.	Governing Law

This Letter of Credit and any non-contractual obligations arising out of or in connection with it are governed by English law.

10.	Jurisdiction

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully,

CITIBANK, N.A., LONDON BRANCH

By:

Schedule to Letter of Credit

Form of demand

To:	Citibank, N.A., London Branch
Citigroup Centre, Canada Square, Canary Wharf
London E14 5LB

Attention:	European Trade Service Department, SBLC issuance Unit

[Date]

Dear Sirs

Letter of Credit no. [●] issued in favour of [BENEFICIARY] (the “Letter of Credit”)

We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

1.	We certify that the sum of [●] is due [and has remained unpaid for at least [●] Business Days] [under [set out underlying contract or agreement]]. We therefore demand payment of the sum of [●].

2.	Payment should be made to our account as follows:

Name:

Account Number:

Bank:

3.	The date of this Demand is not later than the Expiry Date.

Yours faithfully

Authorised Signatory	(Authorised Signatory)

For

[BENEFICIARY]

SCHEDULE 12

FACILITY APPROVED L/C BENEFICIARIES

1.	National Union Fire Insurance Company of Pittsburg, PA,

PO Box 923

Wall Street Station

New York, NY 10268

United States

2.	Sparkasse Neuss

Oberstrasse 110-124

41460 Neuss

Germany

SCHEDULE 13

FORM OF COMMITMENT INCREASE NOTICE

To:	Citibank International Limited as the Agent

From:	[●] (the “Lender”)

Dated:

WABCO Holdings Inc. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Facility Agreement”)

1.	We refer to the Facility Agreement. This notice shall take effect as a Commitment Increase Notice for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this notice unless given a different meaning herein.

2.	We hereby agree to increase our Commitment by an amount equal to USD[●], thereby making our Commitment an amount equal to USD[●].

3.	We confirm the proposed Increase Effective Date is [●].

4.	This notice is a Finance Document.

5.	This notice and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

SIGNED

For and on behalf of [LENDER]

This notice is accepted by the Agent.

For and on behalf of
CITIBANK INTERNATIONAL LIMITED

as Agent for itself and on behalf of other Finance Parties

Date:

SCHEDULE 14

FORM OF FURTHER LENDER ACCESSION LETTER

To:	CITIBANK INTERNATIONAL LIMITED

From:	[The Further Lender] (the “Further Lender”)

Dated:

WABCO Holdings Inc. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Facility Agreement”)

1.	We refer to the Facility Agreement. This accession letter shall take effect as a Further Lender Accession Letter for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this letter unless given a different meaning herein.

2.	We hereby agree to become a Lender and to assume a Commitment in an amount of USD [●].

3.	We confirm the proposed Increase Effective Date is [[●]].

4.	[For the purposes of paragraph (d)(i) of Clause 7.5 (Cash collateral by Non-Acceptable L/C Lender and Borrower’s option to provide cash cover) of the Facility Agreement, we confirm that we are not a Non-Acceptable L/C Lender.]

5.	Our Facility Office address and related details are as follows:

[Facility Office address, fax number and attention details for notices and accounts details for payments]

6.	This Further Lender Accession Letter is a Finance Document.

7.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

SIGNED

For and on behalf of [Further Lender]

This Further Lender Accession Letter is accepted by the Agent.

For and on behalf of
CITIBANK INTERNATIONAL LIMITED

as Agent for itself and on behalf of the other Finance Parties

Date:

SCHEDULE 15

DESIGNATED ENTITIES

Related Lender	Designated Entity	Jurisdiction

Bank of America Merrill Lynch International Limited	Bank of America N.A.	United States, Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., Hong Kong Branch	Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., London Branch	United States, Hong Kong

Bank of America Merrill Lynch International Limited	Bank of America N.A., Singapore Branch	Singapore

Citibank, N.A., London Branch	Citibank, N.A., Singapore Branch	Singapore

Citibank, N.A., London Branch	Citibank, N.A., Hong Kong Branch	Hong Kong

SCHEDULE 16

DESIGNATED ENTITY ACCESSION LETTER

To:	CITIBANK INTERNATIONAL LIMITED

From:	[Designated Entity] (the “Designated Entity”)

[Related Lender] (the “Related Lender”)

Dated:

WABCO Holdings Inc. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Facility Agreement”)

1.	We refer to the Facility Agreement. This accession letter shall take effect as a Designated Entity Accession Letter for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this letter unless given a different meaning herein.

2.	Following a request by [Related Lender], we hereby agree to accede to the Facility Agreement as a Designated Entity for the purposes of participating in Loans to Borrowers incorporated in [Designated Jurisdiction] on its behalf. [Related Lender] hereby consents to such accession.

3.	[For the purposes of paragraph (d)(i) of Clause 7.5 (Cash collateral by Non- Acceptable L/C Lender and Borrower’s option to provide cash cover) of the Facility Agreement, we confirm that we are not a Non-Acceptable L/C Lender.]

4.	Our Facility Office address and related details are as follows: [Facility Office address, fax number and attention details for notices and accounts details for payments].

5.	This Designated Entity Accession Letter is a Finance Document.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with English law.

SIGNED

For and on behalf of	For and on behalf of
[Designated Entity]	[Related Lender]

This Designated Entity Accession Letter is accepted by the Agent.

For and on behalf of
CITIBANK INTERNATIONAL LIMITED
as Agent for itself and on behalf of the other Finance Parties

Date:

SCHEDULE 17

FORM OF EXTENSION REQUEST

From:	WABCO Holdings Inc.

To:	[Agent] as the Agent

Date:

Dear Sirs,

WABCO Holdings Inc. – USD400,000,000 Facility Agreement

dated 8 July 2011 (as amended from time to time) (the “Facility Agreement”)

1.	We refer to the Facility Agreement. This is the [First/Second] Extension Request. Terms defined in the Facility Agreement have the same meaning in this Extension Request unless given a different meaning in this Extension Request.

2.	We request an extension of the Termination Date pursuant to Clause 2.3 (Extension option) of the Facility Agreement from [insert current Termination Date] to [insert new Termination Date], being the [First/Second] Extended Termination Date.

3.	We confirm that as of the date hereof:

(a)	no Default is continuing or would result from the extension of the Termination Date; and

(b)	the Repeating Representations to be made by each Obligor are true in all material respects.

4.	This notice and any non-contractual obligations arising out of or in connection with it are governed by English law.

Yours faithfully

authorised signatory for

WABCO HOLDINGS INC.

SCHEDULE 18

OTHER BENCHMARKS

PART I

HKD CURRENCIES

CURRENCY:	Hong Kong Dollars

Definitions

Business Day:	Any day on which banks are open for general business in Hong Kong

Fallback Interest Period:	One week

Quotation Day:	2 Business Days before the first day of the period

Reference Bank Rate:	The rate for the offering of deposits in Hong Kong Dollars for a period comparable to the Interest Period of the relevant Loan.

Relevant Market:	London interbank market

Screen Rate:	The Hong Kong interbank offered rate administered by the Hong Kong Association of Banks (or any other person which takes over the administration of that rate) for the relevant period displayed on page “HKAB HKD Interest Settlement Rates” of the Hong Kong Association of Banks website (or any replacement page on the Hong Kong Association of Banks website which displays the rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of the Hong Kong Association of Banks. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.

Interest Periods

Periods capable of selection as Interest Periods (paragraph (b) of Clause 18.1 (Selection of Interest Periods)):	3, 6 or 12 Months

Rate fixing timings

Time at which Benchmark Rate is fixed (Schedule 10 (Timetables)):	Quotation Day 11:00 a.m. (Hong Kong time)

Time at which Reference Bank Rate falls to be calculated by reference to available quotations (Schedule 10 (Timetables)):	Noon on the Quotation Day (Hong Kong time)

Deadline for quotations to establish a Reference Bank Rate (paragraph (b) of Clause 19.2 (Calculation of Reference Bank Rate)):	Noon on the Quotation Day (Hong Kong time)

Deadline for Lenders to report market disruption (Clause 19.3 (Market disruption)):	Before close of business in Hong Kong on the Quotation Day

PART II

SINGAPORE DOLLARS

CURRENCY:	Singapore Dollars

Definitions

Business Day:	Any day on which banks are open for general business in Singapore

Fallback Interest Period:	One week

Quotation Day:	2 Business Days before the first day of the period

Reference Bank Rate:	The rate for the offering of deposits in Singapore Dollars for a period comparable to the Interest Period of the relevant Loan.

Relevant Market:	London interbank market

Screen Rate:	The Singapore interbank offered rate administered by ABS Benchmarks Administration Co Pte. Ltd. (or any other entity or person which takes over the administration of that rate) (the “ABS Administrator”) for the relevant period displayed on page ABSIRFIX01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuter If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.

Interest Periods

Periods capable of selection as Interest Periods (paragraph (b) of Clause 18.1 (Selection of Interest Periods)):	3, 6 or 12 Months

Rate fixing timings

Time at which Benchmark Rate is fixed (Schedule 10 (Timetables)):	Quotation Day 11:00 a.m. (Singapore time)

Time at which Reference Bank Rate falls to be calculated by reference to available quotations (Schedule 10 (Timetables)):	Noon on the Quotation Day (Singapore time)

Deadline for quotations to establish a Reference Bank Rate (paragraph (b) of Clause 19.2 (Calculation of Reference Bank Rate)):	Noon on the Quotation Day (Singapore time)

Deadline for Lenders to report market disruption (Clause 19.3 (Market disruption)):	Before close of business in Singapore on the Quotation Day

SIGNATURES

Documentary duty of EUR0.15 per original paid by bank transfer from Clifford Chance on 30 August 2011. Droit d’ecriture de 0,15 euro par original payé par transfert bancaire de Clifford Chance le 30 aôut 2011. Recht op geschriften van 0,15 euro par original betaald per overschrijving door Clifford Chance op 30 augustus 2011.

The Company

For and on behalf of

WABCO HOLDINGS INC.

By:

Name:	Christian Fife
Authorised Signatory of WABCO Holdings Inc.

Title:	Treasurer, WABCO Holdings Inc.

Address:	Chaussée de la Hulpe 166, 1170 Brussels, Belgium

Fax:	+32 2 663 9896

Email:	christian.fife@wabco-auto.com

The Borrowers

For and on behalf of

WABCO HOLDINGS INC.

By:

Name:	Christian Fife
Authorised Signatory of WABCO Holdings Inc.

Title:	Treasurer, WABCO Holdings Inc.

Address:	Chaussée de la Hulpe 166, 1170 Brussels, Belgium

Fax:	+32 2 663 9896

Email:	christian.fife@wabco-auto.com

For and on behalf of

WABCO EUROPE BVBA

By:

Name:	Christian Fife
Authorised Signatory of WABCO Europe BVBA

Title:	Treasurer, WABCO Holdings Inc.

Address:	Chaussée de la Hulpe 166, 1170 Brussels, Belgium

Fax:	+32 2 663 9896

Email:	christian.fife@wabco-auto.com

For and on behalf of

WABCO FINANCIAL SERVICES SPRL

By:

Name:	Christian Fife
Authorised Signatory of WABCO Financial Services Sprl

Title:	Treasurer, WABCO Holdings Inc.

Address:	Chaussée de la Hulpe 166, 1170 Brussels, Belgium

Fax:	+32 2 663 9896

Email:	christian.fife@wabco-auto.com

For and on behalf of

WABCO ASIA PRIVATE LTD.

By:

Name:	Christian Fife
Authorised Signatory of WABCO Asia Private Ltd.

Title:	Treasurer, WABCO Holdings Inc.

Address:	25 International Business Park, #03-68/69 German Centre, 609916 Singapore

Fax:	+65 6535 6678

Email:	christian.fife@wabco-auto.com

For and on behalf of

WABCO HONG KONG LIMITED

By:

Name:	Christian Fife
Authorised Signatory of WABCO Hong Kong Limited

Title:	Treasurer, WABCO Holdings Inc.

Address:	14th Floor, Hutchinson House, 10 Harcourt Road, Central, Hong Kong SAR, China

Fax:	+852 2845 0476

Email:	christian.fife@wabco-auto.com

The Guarantor

For and on behalf of

WABCO HOLDINGS INC.

By:

Name:	Christian Fife
Authorised Signatory of WABCO Holdings Inc.

Title:	Treasurer, WABCO Holdings Inc.

Address:	Chaussée de la Hulpe 166, 1170 Brussels, Belgium

Fax:	+32 2 663 9896

Email:	christian.fife@wabco-auto.com

The Resigning Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:
Karen Hall
Assistant Vice President

The Resigning Issuing Bank

For and on behalf of

BANK OF AMERICA N.A.

By:

The Resigning Dollar Swingline Agent

For and on behalf of

BANK OF AMERICA N.A.

By:

The Resigning Euro Swingline Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:
Karen Hall
Assistant Vice President

The Original Dollar Swingline Lender

For and on behalf of

BANK OF AMERICA N.A.

By:

The Resigning Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

The Resigning Issuing Bank

For and on behalf of

BANK OF AMERICA N.A.

By:
SHAMIK GHOSH
VICE PRESIDENT

The Resigning Dollar Swingline Agent

For and on behalf of

BANK OF AMERICA N.A.

By:

The Resigning Euro Swingline Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

The Original Dollar Swingline Lender

For and on behalf of

BANK OF AMERICA N.A.

By:
SHAMIK GHOSH
VICE PRESIDENT

The Resigning Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

The Resigning Issuing Bank

For and on behalf of

BANK OF AMERICA N.A.

By:

The Resigning Dollar Swingline Agent

For and on behalf of

BANK OF AMERICA N.A.

By:
Anthony W. Kell
Vice President

The Resigning Euro Swingline Agent

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

The Original Dollar Swingline Lender

For and on behalf of

BANK OF AMERICA N.A.

By:

The Original Euro Swingline Lender

For and on behalf of

BANK OF AMERICA N.A.

By:
SHAMIK GHOSH
VICE PRESIDENT

The New Agent

For and on behalf of

CITIBANK INTERNATIONAL LIMITED

By:
Karen Wilkins

Address:	5th Floor, Citigroup Centre, 25 Canada Square, Canary Wharf, London E14 5LB (Mail drop CGC2 05-65), United Kingdom

Fax:	+44 (0) 20 7492 3980

Attention:	EMEA Loans Agency

The New Issuing Bank

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

Address:	Citibank International Limited Poland Branch on behalf of Citibank, N.A., London Branch, Loans Operations Department, 7/9 Traugutta str., 1st Floor, 00-985 Warsaw, Poland

Fax:	+44 (0) 20 7655 2380

Attention:	Loans Operations Department

The New Dollar Swingline Agent

For and on behalf of

CITIBANK N.A.

By:

Address:	22nd floor, 388 Greenwich St., New York, NY 10013, USA

Fax:	+ 1 (646)-274-5000

Attention:	Investor Relations

The New Agent

For and on behalf of

CITIBANK INTERNATIONAL LIMITED

By:

Address:	5th Floor, Citigroup Centre, 25 Canada Square, Canary Wharf, London E14 5LB (Mail drop CGC2 05-65), United Kingdom

Fax:	+44 (0) 20 7492 3980

Attention:	EMEA Loans Agency

The New Issuing Bank

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:
Andrew Mason
Director

Address:	Citibank International Limited Poland Branch on behalf of Citibank, N.A., London Branch, Loans Operations Department, 7/9 Traugutta str., 1st Floor, 00-985 Warsaw, Poland

Fax:	+44 (0) 20 7655 2380

Attention:	Loans Operations Department

The New Dollar Swingline Agent

For and on behalf of

CITIBANK N.A.

By:
Richard Basham
Managing Director

Address:	22nd floor, 388 Greenwich St., New York, NY 10013, USA

Fax:	+ 1 (646)-274-5000

Attention:	Investor Relations

The New Euro Swingline Agent

For and on behalf of

CITIBANK INTERNATIONAL LIMITED

By:
Karen Wilkins

Address:	5th Floor, Citigroup Centre, 25 Canada Square, Canary Wharf, London E14 5LB

Fax:	+44 (0) 20 7492 3980

Attention:	EMEA Loans Agency

The New Dollar Swingline Lender

For and on behalf of

CITIBANK N.A.

By:

The New Euro Swingline Lender

For and on behalf of

CITIBANK N.A.

By:

The New Euro Swingline Agent

For and on behalf of

CITIBANK INTERNATIONAL LIMITED

By:

Address:	5th Floor, Citigroup Centre, 25 Canada Square, Canary Wharf, London E14 5LB

Fax:	+44 (0) 20 7492 3980

Attention:	EMEA Loans Agency

The New Dollar Swingline Lender

For and on behalf of

CITIBANK N.A.

By:
Richard Basham
Managing Director

The New Euro Swingline Lender

For and on behalf of

CITIBANK N.A.

By:
Richard Basham
Managing Director

The Coordinator

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:
Andrew Mason
Director

The Arranger

The Bookrunners and Mandated Lead Arrangers

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:
Andrew Mason
Director

For and on behalf of

ING BELGIUM SA/NV

By:

The Mandated Lead Arrangers

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

The Coordinator

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

The Arranger

The Bookrunners and Mandated Lead Arrangers

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

For and on behalf of

ING BELGIUM SA/NV

By:
	Ann Larcher	Michel Verstraeten
	Head of Policies, Decisions & Standard Lending	Head of Corporate Lending BeLux

The Mandated Lead Arrangers

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

The Coordinator

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

The Arranger

The Bookrunners and Mandated Lead Arrangers

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

For and on behalf of

ING BELGIUM SA/NV

By:

The Mandated Lead Arrangers

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:
B CLAPTON
VICE PRESIDENT

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

The Coordinator

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

The Arranger

The Bookrunners and Mandated Lead Arrangers

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

For and on behalf of

ING BELGIUM SA/NV

By:

The Mandated Lead Arrangers

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Mustafa Khan
Director

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

The Coordinator

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

The Arranger

The Bookrunners and Mandated Lead Arrangers

For and on behalf of

CITIGROUP GLOBAL MARKETS LIMITED

By:

For and on behalf of

ING BELGIUM SA/NV

By:

The Mandated Lead Arrangers

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:
	Hans MAAS	Eliane VAN DEN EECKHOUT
	Executive Director	Manager Client Servicing Sophisticated Contracting

For and on behalf of

CREDIT LYONNAIS

By:
Philippe GONNET
Directeur

LCL - LE CREDIT LYONNAIS
DIRECTION GRANDES ENTREPRISES
ILE DE FRANCE

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

For and on behalf of

ING BELGIUM SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:
M. R. de Bruijn

For and on behalf of

UNICREDIT BANK AG

By:

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

For and on behalf of

ING BELGIUM SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:
	Rünger	Kolbe

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

For and on behalf of

ING BELGIUM SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

For and on behalf of

ING BELGIUM SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:
Andrew Mason
Director

For and on behalf of

ING BELGIUM SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

The Discharged Lender

For and on behalf of

SOCIÉTÉ GÉNÉRALE

By:

The Continuing Lenders

For and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:

For and on behalf of

ING BELGIUM SA/NV

By:
	Ann Larcher	Michel Verstraeten
	Head of Policies, Decisions & Standard Lending	Head of Corporate Lending BeLux

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:
B CLAPTON
VICE PRESIDENT

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Mustafa Khan
Director

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:
	Hans MAAS	Eliane VAN DEN EECKHOUT
	Executive Director	Manager Client Servicing Sophisticated Contracting

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:
Philippe GONNET
Directeur

LCL - LE CREDIT LYONNAIS
DIRECTION GRANDES ENTREPRISES
ILE DE FRANCE

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:
M. R. de Bruijn

For and on behalf of

UNICREDIT BANK AG

By:

For and on behalf of

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

For and on behalf of

BNP PARIBAS FORTIS SA/NV

By:

For and on behalf of

CREDIT LYONNAIS

By:

For and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

For and on behalf of

UNICREDIT BANK AG

By:
	Rünger	Kolbe

The Designated Entities

For and on behalf of

BANK OF AMERICA N.A.

By:
SHAMIK GHOSH
VICE PRESIDENT

For and on behalf of

BANK OF AMERICA N.A., HONG KONG BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., LONDON BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., SINGAPORE BRANCH

By:

The Designated Entities

For and on behalf of

BANK OF AMERICA N.A.

By:

For and on behalf of

BANK OF AMERICA N.A., HONG KONG BRANCH

By:
Sandra Wong, Vice President

For and on behalf of

BANK OF AMERICA N.A., LONDON BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., SINGAPORE BRANCH

By:

The Designated Entities

For and on behalf of

BANK OF AMERICA N.A.

By:

For and on behalf of

BANK OF AMERICA N.A., HONG KONG BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., LONDON BRANCH

By:
URSULA MURPHY, VICE PRESIDENT.

For and on behalf of

BANK OF AMERICA N.A., SINGAPORE BRANCH

By:

The Designated Entities

For and on behalf of

BANK OF AMERICA N.A.

By:

For and on behalf of

BANK OF AMERICA N.A., HONG KONG BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., LONDON BRANCH

By:

For and on behalf of

BANK OF AMERICA N.A., SINGAPORE BRANCH

By:
CHOO MUI LENG

For and on behalf of

CITIBANK, N.A., SINGAPORE BRANCH

By:
Richard Basham
Managing Director

For and on behalf of

CITIBANK, N.A., HONG KONG BRANCH

By:
Richard Basham
Managing Director